UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                  SCHEDULE 14A
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant |X|   Filed by a Party other than the Registrant  |_|

Check the appropriate box:

|_|   Preliminary Proxy Statement

|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

|X|   Definitive Proxy Statement

|_|   Definitive Additional Materials

|_|   Soliciting Material Pursuant to ss.240.14a-12

                             AGU ENTERTAINMENT CORP.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required.

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)   Title of each class of securities to which transaction applies:

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      (2)   Aggregate number of securities to which transaction applies:

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      (3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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      (4)   Proposed maximum aggregate value of transaction:

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      (5)   Total fee paid:

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

|_|   Fee paid previously with preliminary materials:

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|_|   Check box if any part of the fee is offset as provided by Exchange Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:


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      (2)   Form, Schedule or Registration Statement No.:


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      (3)   Filing Party:


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      (4)   Date Filed:


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

                             AGU ENTERTAINMENT CORP.
                       11077 Biscayne Boulevard, Suite 100
                              Miami, Florida 33161

October 7, 2004

Dear Shareholder:

         The directors and officers of AGU Entertainment Corp. (f/k/a Lexington Barron Technologies, Inc.) ("AGU") cordially invite you to attend the Annual Meeting of the Shareholders (the "Annual Meeting") to be held at 11:00 a.m., local time, on Wednesday, October 20, 2004, at AGU's offices located at 11077 Biscayne Boulevard, Suite 100, Miami, Florida 33161.

         At the Annual Meeting, each shareholder will be asked to:

         1. elect five director nominees for a term of one year, or until their successors have been duly elected and qualified;

         2.       approve the 2004 Stock Option and Stock Incentive Plan;

         3. consider and vote on the reincorporation of AGU in the State of Delaware, to be effected pursuant to an Agreement and Plan of Merger, dated September 30, 2004, by and between AGU and AGU Entertainment Corp., a Delaware corporation and a wholly owned subsidiary of AGU ("AGU Delaware"), pursuant to which AGU will merge with and into AGU Delaware, and AGU Delaware will survive the reincorporation merger (approval of this reincorporation proposal will constitute approval of the reincorporation merger and the Agreement and Plan of Merger); and

         4. transact such other business as may properly come before the Annual Meeting, or any adjournment or postponement thereof.

         The reincorporation will not result in any change in AGU's name, headquarters, business, jobs, management, location of any of AGU's offices or facilities, number of employees, taxes payable to the State of Colorado, assets, liabilities or net worth. However, we believe it will be beneficial to AGU and its shareholders in the long run to obtain the benefits of Delaware's comprehensive, widely used and extensively interpreted corporate law. Because of differences between the laws of Colorado and Delaware, as well as differences between AGU's charter and bylaws before and after the reincorporation, the reincorporation will effect some changes in your rights as shareholders of AGU. The most significant of these changes are discussed in detail in the accompanying proxy statement under "Proposal 3--Reincorporation of AGU Entertainment Corp. as a Delaware Corporation--Comparison of Shareholder Rights Before and After the Reincorporation" beginning on page 28. We expect that the reincorporation will be tax-free to you for U.S. federal income tax purposes.

         The Board of Directors of AGU has unanimously approved the above proposals.

         The official notice of the Annual Meeting, together with the proxy statement, proxy card and AGU's Annual Report to Shareholders, which includes
(i) AGU's Annual Report on Form 10-KSB/A for the fiscal year ended December 31, 2003, (ii) AGU's Quarterly Report on Form 10-QSB for the quarterly period ended June 30, 2004 and (iii) certain other information about AGU, are enclosed. Please give this information your careful attention.

         The Annual Meeting marks the first meeting of shareholders since the consummation of the share exchange between AGU and Pyramid Music Corp. in April 2004. Thank you for your continued interest in AGU.

         IT IS IMPORTANT THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING, WHETHER OR NOT YOU ATTEND THE ANNUAL MEETING IN PERSON AND REGARDLESS OF THE NUMBER OF SHARES YOU OWN. TO MAKE SURE YOUR SHARES ARE REPRESENTED, WE URGE YOU TO VOTE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT TO AGU IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE.

Sincerely,


Michael Jay Solomon
Chairman

                             AGU ENTERTAINMENT CORP.

                NOTICE OF THE 2004 ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD OCTOBER 20, 2004

To the Shareholders of AGU Entertainment Corp.:

         Notice is hereby given that an Annual Meeting of the Shareholders ("Annual Meeting") of AGU Entertainment Corp. (f/k/a Lexington Barron Technologies, Inc.) ("AGU") will be held at 11:00 a.m., local time, on Wednesday, October 20, 2004 at 11077 Biscayne Boulevard, Suite 100, Miami, Florida 33161 for the following purposes as more fully described in the attached proxy statement:

         1. to elect five director nominees for a term of one year, or until their successors have been duly elected and qualified;

         2.       to approve the 2004 Stock Option and Stock Incentive Plan;

         3. to consider and vote on the reincorporation of AGU in the State of Delaware, to be effected pursuant to an Agreement and Plan of Merger, dated September 30, 2004, by and between AGU and AGU Entertainment Corp., a Delaware corporation and a wholly owned subsidiary of the Company ("AGU Delaware"), pursuant to which AGU will merge with and into AGU Delaware, and AGU Delaware will survive the reincorporation merger (approval of this reincorporation proposal will constitute approval of the reincorporation merger and the Agreement and Plan of Merger); and

         4. to transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

         IF YOU PLAN TO ATTEND:

         Only shareholders of record as of August 23, 2004, or their duly appointed proxies, may attend the meeting. Seating is limited. Admission to the meeting will be on a first-come, first-served basis. Registration and seating will begin at 10:30 a.m. Each shareholder may be asked to present valid picture identification, such as a driver's license or passport. Please note that if your shares, or the person or entity for whom you are the duly appointed proxy, are held in "street name" (that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement reflecting stock ownership as of the record date. Cameras, recording devices and other electronic devices will not be permitted at the Annual Meeting.

         Even if you plan to attend the Annual Meeting in person, you are requested to date, sign and return the enclosed proxy card, which is solicited on behalf of the Board of Directors, at your earliest convenience. No postage is required if mailed in the United States. You may revoke your proxy at any time prior to exercise.

                                           By Order of the Board of Directors,


                                           David C. Levy
                                           President and Secretary
October 7, 2004
Miami, Florida

                             AGU ENTERTAINMENT CORP.
                       11077 BISCAYNE BOULEVARD, SUITE 100
                              MIAMI, FLORIDA 33161

                                 PROXY STATEMENT
                       2004 ANNUAL MEETING OF SHAREHOLDERS
                                OCTOBER 20, 2004

         The Board of Directors of AGU Entertainment Corp. (f/k/a Lexington Barron Technologies, Inc.) ("AGU," the "Company," "we," "our," or "us") solicits your proxy for use at the 2004 Annual Meeting of Shareholders (the "Annual Meeting") to be held at 11:00 a.m., local time, on Wednesday, October 20, 2004 at 11077 Biscayne Boulevard, Suite 100, Miami, Florida 33161, or any postponement or adjustment thereof, for the purposes set forth in the foregoing Notice of the Annual Meeting. The Notice of Annual Meeting, this proxy statement and the enclosed proxy are being first mailed to shareholders on or about October 7, 2004.

         At the Annual Meeting, shareholders will be asked to consider and act upon: (i) the election of five director nominees for a term of one year, or until their successors have been duly elected and qualified; (ii) the approval of the 2004 Stock Option and Stock Incentive Plan, (iii) the reincorporation of AGU in the State of Delaware to be effected pursuant to an Agreement and Plan of Merger, dated September 30, 2004, by and between AGU and AGU Entertainment Corp., a Delaware corporation and a wholly owned subsidiary of AGU ("AGU Delaware"), pursuant to which AGU will merge with and into AGU Delaware, and AGU Delaware will be the surviving Corporation (approval of the reincorporation proposal will constitute approval of the reincorporation merger and the Agreement and Plan of Merger); and (iv) such other business as may properly come before the Annual Meeting, or any adjournment or postponement thereof.

         The cost of this solicitation will be borne by AGU. In addition to solicitation by mail, proxies may be solicited in person or by telephone, telegraph or facsimile, by directors, officers or employees of AGU and its subsidiaries without additional compensation. AGU will, on request, reimburse shareholders of record who are brokers, dealers, banks or voting trustees, or their nominees, for their reasonable expenses in sending proxy materials and annual reports to the beneficial owners of the shares they hold of record.

                               SUMMARY TERM SHEET

         The following is only a summary of certain material information contained in this proxy statement. You should carefully review this entire document along with the appendices attached hereto to understand the proposals fully.

      o Time and Place of Annual Meeting (See cover page, Notice of Annual Meeting of Shareholders): Wednesday, October 20, 2004 at 11:00 a.m., local time.

      o Record Date (See page 4): You can vote at the Annual Meeting if you owned common stock of AGU at the close of business on August 23, 2004.

      o Proposal to Elect Directors (See page 8): We are proposing to elect five director nominees to the Board of Directors for one year terms ending at the 2005 Annual Meeting of Shareholders. We sometimes refer to this proposal as the director proposal.

      o Proposal to Adopt 2004 Stock Option and Stock Incentive Plan (See page 19): We are proposing to adopt our 2004 Stock Option and Stock Incentive Plan in order to promote the long-term interests of the Company and its shareholders by providing a means for attracting and retaining officers, directors and other key employees of and consultants to the Company and its affiliates by providing for awards in the form of stock options and shares of restricted common stock. We sometimes refer to this proposal as the incentive plan proposal.

      o Reincorporation Proposal (See page 25): We are proposing to change the state of incorporation of AGU from Colorado to Delaware by merging into a wholly owned subsidiary of AGU of the same name, incorporated in Delaware. We sometimes refer to this proposal as the reincorporation proposal.

      o Our Reasons for the Reincorporation Proposal (See page 26): The primary reason for the reincorporation from Colorado to Delaware is to obtain the benefits of Delaware's comprehensive, widely used and extensively interpreted corporation law.

      o Our Name in Connection with the Reincorporation: Our name will not change in connection with the reincorporation; we will continue to be named "AGU Entertainment Corp." To distinguish between the Company as incorporated in Colorado and the Company as incorporated in Delaware, we sometimes refer in this document to the Company after the reincorporation as "AGU Delaware."

      o     Effect of Approving the Reincorporation Proposal (See pages 27-28):
            If the reincorporation proposal is approved, the reincorporation merger will be consummated and AGU Entertainment Corp. will be incorporated in Delaware. The reincorporation will not change our name, headquarters, business, jobs, management, location of any of our offices or facilities, number of employees, taxes payable to the State of Colorado, assets, liabilities or net worth. Our current directors and officers will become the directors and officers of AGU Delaware upon effectiveness of the reincorporation and the directors of AGU Delaware will be designated into three classes, with each class serving for a term of three years or until their successors are duly elected and qualified. None of our subsidiaries will be changing their respective states or jurisdictions of incorporation in connection with the reincorporation proposal.

      o     Effect of Not Approving the Reincorporation Proposal (See page 28):
            If the reincorporation proposal fails to obtain the vote required for approval, the reincorporation merger will not be consummated and AGU Entertainment Corp. will continue to operate as a corporation incorporated in Colorado.

      o What You Will Receive in the Reincorporation Merger (See pages 27-28): You will not need to exchange your existing stock certificates for stock certificates of AGU Delaware. Each of your shares of common stock, no par value per share, of AGU (the "AGU Common Stock"), with respect to which dissenters' rights are not validly perfected, automatically will be converted into one share of common stock, par value $0.0001 per share, of AGU Delaware (the "AGU Delaware Common Stock").

      o Recommendations of the Board of Directors of the Company (See pages 10, 25 and 39): The Board of Directors of the Company recommends that you vote "for" the director proposal, "for" the incentive plan proposal and "for" the reincorporation proposal.

      o Vote Required (See pages 4-5): Approval of the Company's five director nominees will be determined by a cumulative vote, with the five nominees having the greatest number of votes to be elected as directors. Under Section 7-107-209 of the Colorado Business Corporation Act, as amended (the "CBCA"), with respect to the director proposal only, you may cumulate your votes by multiplying the number of votes you are entitled to cast by the number of directors for whom you are entitled to vote, i.e., five, and cast the number of votes equal to the product of such cumulation for a single nominee or distribute the product among two or more nominees. For example, if you hold 1,000 shares of AGU Common Stock, you are entitled to cast a total of 5,000 votes for any single nominee or a combination of nominees. This right is sometimes referred to as cumulative voting. Assuming a quorum is present, approval of the incentive plan proposal will require the affirmative vote of the holders of a majority of the AGU Common Stock having voting power with respect to such proposal present in person or represented by proxy at the Annual Meeting. Approval of the reincorporation proposal will require the affirmative vote of the holders of a majority of the AGU Common Stock having voting power with respect to such proposal. Approval of the reincorporation proposal will constitute approval of the reincorporation merger and the merger agreement.

      o How to Vote Your Shares (See page 5): Complete, date and sign the enclosed proxy card and mail it in the enclosed return envelope as soon as possible, so that your shares may be represented at the Annual Meeting. In order to assure that your vote is obtained, please send us your completed, dated and signed proxy even if you currently plan to attend the special meeting in person.

      o How to Revoke Your Proxy (See page 5): You may revoke your proxy at any time prior to the voting at the Annual Meeting either by delivering to the Secretary of AGU a signed notice of revocation, submitting a later dated and properly executed proxy, or by attending the Annual Meeting and voting in person.

      o Dissenters' Rights (See pages 38-39): Under Colorado law, shareholders are entitled to dissent from the reincorporation merger and, if the reincorporation merger is consummated, to receive "fair value" for their shares of AGU Common Stock by complying with the provisions on dissenters' rights in Colorado law that are set forth in Article 113 of the CBCA. See Appendix G.

      o Voting of Shares Held in "Street Name" (See page 5): If you hold your shares in street name, which means your shares are held of record by a broker, banker nominee, your broker, banker nominee will be permitted, without your instructions, to vote your shares held in street name on the proposal relating to the election of directors. Your broker will not be permitted, without your instructions, to vote your shares held in street name on the incentive plan proposal or the reincorporation proposal. You should, therefore, be sure to provide your broker with instructions on how to vote your shares. Failure to vote, or to instruct your broker how to vote any shares held for you in your broker's name, will have the same effect as a vote against the incentive plan and reincorporation proposals.

      o Tax Effects of the Reincorporation (See pages 37-38): We believe that the reincorporation will be tax-free to our shareholders (other than dissenting shareholders, if any) and you will be entitled to the same aggregate basis in the shares of AGU Delaware Common Stock as the aggregate basis you have in AGU Common Stock. Since every person's tax situation is different and you should consult with your personal tax advisor regarding the tax effects of the reincorporation.

      o Changes in Shareholder Rights (See pages 28-37): After completion of the reincorporation merger, the rights of all shareholders will be governed by Delaware law and by AGU Delaware's certificate of incorporation and bylaws. The most significant changes in shareholders' rights before and after the reincorporation, including, without limitation, the classification of the board of directors of AGU Delaware and the elimination of cumulative voting for directors and pre-emptive rights of stockholders, are discussed in detail in "Proposal 3--Reincorporation of AGU Entertainment Corp. as a Delaware Corporation--Comparison of Shareholder Rights Before and After the Reincorporation" beginning on page 28.

      o Whom You Should Call with Questions: If you have further questions, you may contact John W. Poling at (305) 899-6100.

Quorum and Vote Required

         Only shareholders of AGU Common Stock of record at the close of business on August 23, 2004 (the "Record Date") are entitled to vote at the Annual Meeting, or any adjournment and postponement thereof.

         As of the close of business on the Record Date, 21,395,791 shares of AGU Common Stock were issued and outstanding. Other than with respect to a holder's right to cumulate votes in connection with the director proposal, each share of AGU Common Stock entitles the holder to one vote on each matter presented at the Annual Meeting. In order for a quorum to be present at the Annual Meeting, a majority of the outstanding shares of the AGU Common Stock as of the close of business on the Record Date must be present in person or represented by proxy at the Annual Meeting. All such shares that are present in person or represented by proxy at the Annual Meeting will be counted in determining whether a quorum is present, including abstentions and broker non-votes. A "broker non-vote" occurs when shares held by a broker are not voted with respect to the proposal because the broker does not have discretionary voting power with respect to that proposal and has not received instructions from the beneficial owner.

         The director proposal will be determined by a cumulative vote, with the nominees having the greatest number of votes to be elected as directors up to the maximum number of directors to be elected at the meeting. Under Section 7-107-209 of the CBCA, with respect to the election of directors only, a shareholder may cumulate votes by multiplying the number of votes he or she is entitled to cast by the number of directors for whom he or she is entitled to vote, i.e., five, and cast the number of votes equal to the product of such cumulation for a single nominee or distribute the product among two or more nominees. For example, if a shareholder holds 1,000 shares of AGU Common Stock, such shareholder is entitled to cast a total of 5,000 votes for any single nominee or a combination of nominees. This right is sometimes referred to as cumulative voting.

         Assuming a quorum is present, the incentive plan proposal will require the affirmative vote of the holders of a majority of the AGU Common Stock having voting power with respect to such proposal present in person or represented by proxy at the Annual Meeting. The reincorporation proposal will require the affirmative vote of the holders of a majority of the AGU Common Stock having voting power with respect to such proposal. Other matters that may be acted upon at the meeting, unless required by the CBCA, will be determined by the affirmative vote of the holders of a majority of the AGU Common Stock having voting power with respect to such proposal present in person or represented by proxy at the Annual Meeting. Under Colorado law, an abstention, withholding of authority to vote or a broker non-vote, although counted for purposes of determining a quorum, will have the effect of a vote against the incentive plan proposal and the reincorporation proposal.

Proxy Information and Voting Procedures

         A proxy card is enclosed. If properly executed and received prior to the Annual Meeting in time for voting, and not revoked, the enclosed proxy will be voted as indicated in accordance with the instructions thereon. If no directions to the contrary are indicated, the persons named in the enclosed proxy will vote all shares of the AGU Common Stock "for": (i) the election of the five director nominees proposed by the Board of Directors for a term of one year, or until their successors have been duly elected and qualified ("Proposal 1"), (ii) the approval of the 2004 Stock Option and Stock Incentive Plan ("Proposal 2"), and (iii) the reincorporation of AGU in the State of Delaware ("Proposal 3").

         The enclosed proxy confers discretionary authority to vote with respect to any and all of the following matters that may come before the Annual Meeting:
(i) matters to be presented at the Annual Meeting which the Company did not have notice of at least 45 days before the date on which AGU first mailed its proxy materials for the Annual Meeting; (ii) approval of the minutes of a prior meeting of shareholders, if such approval does not amount to ratification of the action taken at the Annual Meeting; (iii) the election of any person to any office for which a bona fide nominee is unable to serve or for good cause will not serve; (iv) any proposal omitted from this proxy statement and proxy pursuant to Rules 14a-8 or 14a-9 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"); and (v) matters incident to the conduct of the Annual Meeting. In connection with such matters, the persons named in the enclosed proxy will vote in accordance with their best judgment.

         Shareholders who hold their shares through nominees such as a broker or a bank (i.e., in street name) must provide their broker with instructions on how to vote the street name shares. If your broker holds your shares in its name, your broker may not vote your shares on Proposals 2 or 3 absent instruction from you. Consequently, without your voting instruction on this item, a broker non-vote will occur. Failure to vote, or to instruct your broker how to vote any shares held for you in your broker's name, will have the same effect as a vote against Proposals 2 and 3.

         The Company is not currently aware of any matters that will be brought before the Annual Meeting (other than procedural matters) that are not referred to in the enclosed Notice of the Annual Meeting. However, if any additional matters are properly brought before the Annual Meeting, the persons named in the enclosed proxy shall vote the proxies in their discretion in the manner they believe to be in the best interest of AGU. The accompanying proxy card has been prepared at the direction of the Board of Directors and is sent to you at the request of the Board of Directors. The proxies named therein have been designated by your Board of Directors.

         A shareholder giving proxy pursuant to this solicitation may revoke such proxy any time before it is voted by (i) filing with our Secretary, at or before the taking of the vote at the Annual Meeting, a written notice of revocation bearing a later date than the proxy, (ii) duly executing a later dated proxy relating to the same shares, or (iii) attending the Annual Meeting and voting in person (although attendance of the Annual Meeting will not in itself constitute a revocation of the proxy). Before the taking of the vote at the Annual Meeting, any written notice of revocation or subsequent proxy should be sent to AGU Entertainment Corp., 11077 Biscayne Boulevard, Suite 100, Miami, Florida 33161, Attention: Secretary.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

         The following table sets forth certain information with respect to the beneficial ownership of the AGU Common Stock as of August 23, 2004 by: (i) each person who is known to the Company to be the beneficial owner of five percent (5%) or more of the outstanding AGU Common Stock, (ii) our chief executive officer and other executive officers during the fiscal year ended December 31, 2003; (iii) our current executive officers; (iv) each director of the Company; and (v) all of the current executive officers and directors of the Company as a group. On August 23, 2004, there were 21,395,791 shares of AGU Common Stock outstanding. Effective April 1, 2004, Messrs. Kilgore, Goller and Neal no longer serve as officers or directors of AGU.

         Unless otherwise noted below, and subject to applicable community property laws, to our knowledge, each person has sole voting and investment power over the shares shown as beneficially owned, except to the extent authority is shared by spouses under applicable law and except as set forth in the footnotes to the table.

         The number of shares beneficially owned by each shareholder is determined under rules promulgated by the Securities and Exchange Commission (the "SEC"). The information does not necessarily indicate beneficial ownership for any other purpose. Beneficial ownership, as set forth in the regulations of the SEC, includes securities owned by or for the spouse, children or certain other relatives of such person as well as other securities as to which the person has or shares voting or investment power or has the right to acquire within 60 days of August 23, 2004. The same shares may be beneficially owned by more than one person. Beneficial ownership may be disclaimed as to certain of the securities. Shares of AGU Common Stock issuable upon the exercise of securities currently exercisable or exercisable within 60 days of August 23, 2004 are deemed outstanding for computing the share ownership and percentage ownership of the person holding such securities, but are not deemed outstanding for computing the percentage of any other person.

                                                                     Shares of AGU Common       Percent
                                                                            Stock              of Common
                       Name and Address (1)                           Beneficially Owned      Stock Owned
-----------------------------------------------------------------   ----------------------  ----------------

 Phillip Kilgore (2)...........................................                    --               --
    102 South Tajon Street, Suite 1100
    Colorado Springs, CO 80903

 David A. Goller (2)...........................................                    --               --
    102 South Tajon Street, Suite 1100
    Colorado Springs, CO 80903

 Jeffrey A. Neal (2)...........................................                    --               --
    102 South Tajon Street, Suite 1100
    Colorado Springs, CO 80903

 Michael Jay Solomon ..........................................              444,444 (3)           2.1%

 Les Garland ..................................................            1,542,000               7.2%

 Allen Jacobi..................................................              123,750 (4)           *

 David C. Levy ................................................            2,752,373 (5)(6)       12.9%

 Gregory R. Catinella .........................................              736,500               3.4%

                                                                     Shares of AGU Common       Percent
                                                                            Stock              of Common
                       Name and Address (1)                           Beneficially Owned      Stock Owned
-----------------------------------------------------------------   ----------------------  ----------------

John W. Poling ................................................              200,000               *

Rachel Levy ...................................................            1,300,784 (6)(7)        6.1%

Victoria C. Levy ..............................................            2,747,373 (6)(8)       12.8%

Donna M. Levy .................................................            2,739,373 (6)(9)       12.8%

Ned Siegel.....................................................            1,655,691               7.7%
    500 T-Rex Ave., Suite 150
    Boca Raton, FL 33431

Strum Brothers Investment LP...................................            1,655,691               7.7%
    3849 Rambla Pacifico
    Malibu, CA 90265

 VLC Holdings, LLC ............................................            2,739,373 (6)(10)      12.8%
    2455 E. Sunrise Blvd., Suite 502
    Ft. Lauderdale, FL 33304

 All directors and officers as a group (six persons)...........            5,799,067              27.1%

----------------------------
*     Less than 1%.

(1) Unless otherwise indicated, the address of record for the owner is 11077 Biscayne Boulevard, Suite 100, Miami, Florida 33161.

(2) No longer serves as an officer or director effective upon the April 1, 2004 consummation of the share exchange with Pyramid Music Corp. See "Certain Relationships and Related Transactions--Share Exchange."

(3) Held by The Solomon Family Trust, dated December 21, 1989, 14 Beverly Park, Beverly Hills, CA 90210.

(4)   Includes 23,750 shares owned directly by Cheri Jacobi, his wife.

(5) Includes 5,000 shares owned directly by David C. Levy with sole voting and dispositive power, 2,739,373 shares owned directly by VLC Holdings, LLC with voting and dispositive power shared by Donna M. Levy, his wife, and Victoria C. Levy, his daughter, and 8,000 shares owned directly by Victoria C. Levy with voting and dispositive power shared with Victoria C. Levy. Excludes 1,300,784 shares held directly by Rachel Levy, his mother, who does not live in his household. David C. Levy expressly disclaims beneficial ownership of the shares held by Rachel Levy.

(6) The aggregate holdings of David C. Levy, Victoria C. Levy, Rachel Levy, Donna M. Levy and VLC Holdings, LLC total 4,053,157 and represent approximately 18.9% of the outstanding AGU Common Stock as of August 23, 2004.

(7) Excludes 5,000 shares owned directly by David C. Levy, her son, and 8,000 shares owned directly by Victoria C. Levy, her granddaughter.

(8) Includes 8,000 shares owned directly by Victoria C. Levy with voting and dispositive power shared with David C. Levy and 2,739,373 shares owned directly by VLC Holdings, LLC with voting and dispositive power shared with Donna M. Levy.

(9) Includes 2,739,373 shares owned directly by VLC Holdings, LLC with voting and dispositive power shared by Donna M. Levy and Victoria C. Levy. Excludes 5,000 shares owned directly by David C. Levy, her husband. Donna
      M. Levy may be deemed to beneficially own the 5,000 shares held directly by David C. Levy.

(10)  The principal owners of VLC Holdings, LLC are Donna M. Levy and Victoria
      C. Levy, the wife and daughter, respectively, of David C. Levy. Includes 2,739,373 shares owned directly by VLC Holdings, LLC with voting and dispositive power shared by Donna M. Levy and Victoria C. Levy. Excludes 5,000 shares owned directly by David C. Levy.

                       PROPOSAL 1 -- ELECTION OF DIRECTORS

Board of Directors

         The Board of Directors is responsible for the overall affairs and governance of AGU. The Board of Directors is currently composed of five members, each of whose terms will expire at the Annual Meeting. Upon the recommendation of the Nominating and Corporate Governance Committee, the Board of Directors has nominated Les Garland, John W. Poling, Michael Jay Solomon, Gregory R. Catinella and David C. Levy for re-election as directors. The nominees have consented to being named in this proxy statement and to serve if elected. If for any reason any of the nominees for election at the Annual Meeting becomes unable or is unwilling to serve at the time of the Annual Meeting, the persons named in the enclosed proxy will have discretionary authority to vote for substitute nominee. The Board of Directors knows of no reason why any nominee will be unable to serve.

         If the reincorporation proposal is adopted, the Board of Directors of AGU Delaware will be divided into three classes, designated as Class I, Class II and Class III. The number of directors in each class will be determined by the Board of Directors of AGU Delaware and will consist of as nearly equal a number of directors as possible. The certificate of incorporation of AGU Delaware provides that the term of the Class I Directors expires after the 2005 Annual Meeting of Stockholders, the term of the Class II Directors expires after the 2006 Annual Meeting of Stockholders and the term of the Class III Directors expires after the 2007 Annual Meeting of Stockholders. At each annual meeting of stockholders, directors of the respective class whose term has expired will stand for re-election, and the directors chosen to succeed those whose terms have expired will be elected to hold office for a three-year term and until their successors are duly elected and qualified. Upon consummation of the reincorporation merger, Messrs. Solomon and Catinella will be designated as Class I Directors, Mr. Levy will be designated a Class II Director and Messrs. Garland and Poling will be designated as Class III Directors.

         The following table sets forth information regarding our current directors, each of whom is a nominee for re-election to the Board of Directors.

                                                                                                        Proposed Class
                                                        Position with              Director           Designation of AGU
       Name                    Age (1)                   the Company                 Since                Delaware
------------------------      ----------   -------------------------------------   -------------      -------------------
   Les Garland                    56       Director, Chief Operating Officer of    April 1, 2004           III
                                             the Tube Music Network, Inc.
   John W. Poling                 59                     Director                  April 1, 2004           III
   Michael Jay Solomon            66               Chairman of the Board           April 1, 2004            I
   Gregory R. Catinella           54                     Director                  April 1, 2004            I
   David C. Levy                  51         Director, President and Secretary     April 1, 2004           II

----------

(1) Age as of August 23, 2004.

         The background and prior employment experience during the past five years for each director is set forth below.

         Les Garland has served as President of The Tube Music Network, Inc., our wholly owned subsidiary, since 2003 and as President of Afterplay Marketing, Inc., a Nevada company, since 1995. From 1998 to 2000, Mr. Garland was consultant to the College Television Network, a television network on college campuses across the United States. Mr. Garland became a director of AGU upon the consummation of the share exchange with Pyramid Music Corp. in April 2004. Mr. Garland was a co-founder/originator of both MTV: Music Television and VH-1. In 1987, MTV Networks was sold to Viacom for over $1 billion. In the 1990's, Mr. Garland played an essential role in the domestic and international launch of the interactive music channel, The Box, acting as senior executive vice president. Responsible for entertainment programming, promotion, advertising sales and marketing, Mr. Garland oversaw the rollout of the channel from a base of 200,000 homes at its inception to more than 30 million U.S. households and 25 million households internationally. In 1998, The Box was sold to Viacom. Mr. Garland's next venture was College Television Network. He was involved in the rollout, which put the network on college campuses across the country. In 2000, the College Television Network was sold to Viacom.

         John W. Poling is a partner at Tatum Partners, LLP, which he joined in 2002. Tatum Partners, LLP provides financial services to emerging growth, middle market and multinational companies. Prior to joining Tatum Partners, LLP, Mr. Poling served as Chief Financial Officer of U.S. Plastic Lumber Corp., a manufacturer and distributor of plastic lumber products, from 1999 to 2002. Mr. Poling serves on the board of directors of Kreisler Manufacturing Corporation, a manufacturer and distributor of metal aircraft engine and industrial turbine components, SystemOne Technologies Inc., a manufacturer and distributor of self-contained recycling parts washers, and National Earth Services, Inc., an environmental services company. Mr. Poling became a director of AGU upon the consummation of the share exchange with Pyramid Music Corp. in April 2004.

         Michael Jay Solomon currently serves as Chairman of AGU. Since 2002, Mr. Solomon has been the Chairman and Chief Executive Officer of El Camino Entertainment Group, Inc. El Camino Entertainment Group, Inc. is a company dedicated to building a live family entertainment company on a national basis through the consolidation of family run companies that operate rides, games and food at state and county fairs and carnivals throughout the United States. Mr. Solomon became a director of AGU upon the consummation of the share exchange with Pyramid Music Corp. in April 2004.

         In 1978, Mr. Solomon co-founded Telepictures Corporation, which went on to become the largest U.S. television syndication company and one of the largest international television distribution companies, as well as the owner and operator of six television stations in the U.S. In 1985, Telepictures merged with Lorimar to form Lorimar Telepictures Corp. Mr. Solomon became President of Lorimar Telepictures Corp. and served as a director. In 1989, Lorimar Telepictures was acquired by Warner Bros. and Mr. Solomon became President of Warner Bros. International Television, heading up Warner Bros.'s sales and marketing to television, cable and satellite companies outside of the U.S. Mr. Solomon is a co-founder of HBO OLE, the leading pay-TV service in Latin America. Mr. Solomon left Warner Bros. in April 1994 to launch his own television communications companies, Solomon International Enterprises and Solomon Broadcasting International, where he has served as Chairman since 1994. He also is a co-founder and co-owner of Prime Time Communications, and major shareholder of Canal A, Channel 11 in Peru. In addition, he is the co-owner of the largest independent television production company in Latin America, Iguana Productions.

         Mr. Solomon serves on the Board of Directors of New York University's Stern School of Business and is a member of the Entertainment Business & Management Advisory Board of UCLA. Mr. Solomon is a Founder of The Jerusalem Film & Television School, and he has recently been named to the U.S.C. Annenberg School of Communication's Global Board, to develop a Communication Degree Program with the London School of Economics.

         David C. Levy has served as President of AGU since 2003. Prior to joining AGU, Mr. Levy was the Vice President of Business Development of Northwestern Bell Phones, a manufacturing and marketing company of consumer electronics from 1995 to 2003. Mr. Levy became the president and a director of AGU upon the consummation of the share exchange with Pyramid Music Corp. in April 2004. In the late 1970's, Mr. Levy managed hit dance music group "Foxy," which had a #1 record titled "Get Off" and a gold album.

         Gregory R. Catinella has been the owner of Catinella Realty, real estate investment company, since January 2004. Prior to owning Catinella Realty, Mr. Catinella was Chairman and President of Catinella Consulting Inc., a provider of consulting, marketing and business development services to public and private companies, from 1986 to 2004. Mr. Catinella became a director of the Company upon the consummation of the share exchange with Pyramid Music Corp. in April 2004.

         The background and prior employment experience during the past five years for each executive officer who is not also a director is set forth below.

         Allen Jacobi has served as President of Pyramid Records International, Inc., our wholly owned subsidiary, since April 2004. Mr. Jacobi established his career in the entertainment industry in 1978 as a practicing entertainment attorney whose roster of clients included many music and film industry luminaries. On behalf of his music clients, Mr. Jacobi has been awarded over 40 gold and platinum records from such internationally acclaimed artists as The Eric Clapton Band, Inner Circle, Gloria Estefan, The Miami Sound Machine, Marilyn Manson, Two Live Crew, and the soundtrack album to the motion picture "Ruthless People." In 1990, Mr. Jacobi founded Pyramid Media Group, Inc., a record label. Mr. Jacobi joined Pyramid Music Corp. in 2003 in connection with the sale of certain assets of Pyramid Music Group, Inc. and became President of Pyramid Records International, Inc. upon the consummation of the share exchange with Pyramid Music Corp. in April 2004.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" EACH NOMINEE FOR DIRECTOR.

                              CORPORATE GOVERNANCE

Committees of the Board and Board Meetings

         In August 2004, in response to newly adopted rules and regulations of the SEC and in an effort to supplement our corporate governance policies, we established a Nominating and Corporate Governance Committee and adopted written charters for our Audit Committee and our newly-formed Nominating and Corporate Governance Committee, each of which is attached to this proxy statement as Appendix A and B, respectively. As a result, the Board of Directors currently has three standing committees: (1) an Audit Committee; (2) a Nominating and Corporate Governance Committee; and (3) a Compensation Committee, each of which is described below.

         We did not have a standing Audit Committee in 2003. In July 2004, the Board of Directors established an Audit Committee and appointed Messrs. Poling, Solomon and Catinella as members. Mr. Poling serves as the Chairperson. The Audit Committee is responsible for (i) overseeing the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company, (ii) preparing an audit committee report as required by the rules of the SEC, and (iii) adopting written procedures for the confidential receipt, retention and consideration of any report of material violation under 17 C.F.R.
Part 205.3, in accordance with the Committee's role as "qualified legal compliance committee" (as defined in 17 C.F.R. Part 205.2) of the Company. In August 2004, the Board of Directors adopted a written Audit Committee charter, a copy of which is attached hereto as Appendix A. The Board of Directors has determined that each of Messrs. Poling, Solomon and Catinella is currently an "independent" director within the meaning of Rule 4200(a)(15) of the Nasdaq Stock Market, Inc. Marketplace Rules (the "Nasdaq Stock Market Rules"). Although Mr. Solomon currently serves as our Chairman and is a party to an employment agreement with the Company, the terms of his employment agreement are not effective until the Company obtains financing that results in gross proceeds to the Company of approximately $6,000,000. Until such financing is consummated, Mr. Solomon is not an officer or employee of the Company. The Board of Directors has determined that Mr. Poling is an "audit committee financial expert" as defined under Item 401(e) of Regulation S-B. Although the Board of Directors has determined that Mr. Poling is an "independent" director within the meaning of Rule 4200(a)(15) of the Nasdaq Stock Market Rules, Mr. Poling would not satisfy the Nasdaq Stock Market Rules independence requirements for Audit Committee members as a result of his receipt of consulting fees from the Company during 2004 (approximately $21,000 as of June 30, 2004).

         Our Board of Directors has adopted the independence standards set forth in the Nasdaq Stock Market Rules. Generally, the Nasdaq Stock Market Rules would prohibit a director from qualifying as "independent" if the director (or, in certain instances, members of the director's family) has, or in the past three years has had, certain relationships or affiliations with AGU or any of its consolidated subsidiaries, its outside auditors, or other companies that conduct business with AGU or any of its consolidated subsidiaries.

         We did not have a standing Nominating and Corporate Governance Committee in 2003. In August 2004, the Board of Directors established a Nominating and Governance Committee and appointed Messrs. Catinella, Solomon and Poling as members. Mr. Catinella serves as the Chairperson. A copy of the Nominating and Corporate Governance Committee charter is attached hereto as Appendix B. The Board of Directors has determined that each of Messrs. Poling, Solomon and Catinella is an "independent" director within the meaning of Rule 4200(a)(15) of the Nasdaq Stock Market Rules. Prior to the establishment of the Nominating and Corporate Governance Committee, each member of the Board of Directors was able to participate in the consideration of director nominees.

         The Nominating and Governance Committee is responsible for (i) developing and recommending to the Board of Directors a set of corporate governance policies for the Company, (ii) establishing criteria for selecting new directors, and (iii) identifying, screening and recruiting new directors. The Nominating and Corporate Governance Committee recommends to the Board of Directors nominees for directors and for committee membership and considers nominees recommended by shareholders provided that the recommendation is made in accordance with the procedures described in this proxy statement under "--Process for Selecting Nominees for the Board of Directors" and "Shareholder Proposals and Nominations of Directors for the 2005 Annual Meeting of Shareholders." Further, in the event that the reincorporation proposal is approved, the Bylaws of AGU Delaware contain additional provisions relating to director nominees recommended by stockholders. See "Proposal 3--Reincorporation of AGU Entertainment Corp. as a Delaware Corporation--Comparison of Shareholder Rights Before and After the Reincorporation."

         We did not have a standing Compensation Committee in 2003. In June 2004, the Board of Directors established a Compensation Committee and appointed Messrs. Solomon and Poling as members. Mr. Solomon serves as the Chairperson. The Compensation Committee is responsible for (i) the formulation, evaluation and approval of the compensation of AGU's executive officers and (ii) the oversight of all of the compensation programs involving the issuance of AGU's capital stock and other equity securities. The Board of Directors has determined that each of Messrs. Solomon and Poling is an "independent" director within the meaning of Rule 4200(a)(15) of the Nasdaq Stock Market Rules.

         The Board of Directors held no meetings in 2003. In August 2004, AGU adopted a policy which requires that a majority of its directors attend the annual meetings of shareholders.

Process for Selecting Nominees for the Board of Directors

         The Nominating and Corporate Governance Committee will consider properly submitted shareholder recommendations of director candidates. A shareholder who wishes to recommend a prospective director nominee should send a letter to the Chairperson of the Nominating and Corporate Governance Committee at: 11077 Biscayne Boulevard, Suite 100, Miami, Florida 33161. Such letter must be signed and dated and the following information must be included in or attached to the letter:

      o     name and address of the shareholder making the recommendation;

      o proof that the shareholder was the shareholder of record, and/or beneficial owner, of AGU Common Stock as of the date of the letter;

      o     the name, address and resume of the recommended nominee; and

      o the written consent of the recommended nominee to serve as a director of the Company if so nominated and elected.

         The deadline for submitting the letter recommending a prospective director nominee for the 2005 Annual Meeting of Shareholders is June 9, 2005, provided the shareholder making the recommendation would like the Nominating and Corporate Governance Committee to consider such recommended candidate for inclusion into the proxy materials for the next annual shareholders' meeting.

         In order to be nominated for director, a candidate must meet the following criteria:

      o     the director must be a natural person over 21 years of age;

      o     the director should have high-level business experience;

      o the director should have knowledge about the issues affecting the Company's business and the recording and broadcast media industries;

      o the director should have high moral character and share the values of the Company as outlined in the Company's Code of Conduct; and

      o the director should have sufficient time to devote the director's energy and attention to the diligent performance of the director's duties, including, but not limited to, review of the Company's documents, SEC filings and other materials and the attendance of the Board of Directors and committee meetings, as applicable.

         Additional special criteria apply to directors being considered to serve on a particular committee of the Board of Directors, including, but not limited to, the Audit Committee. For instance, the Nominating and Corporate Governance Committee will review whether the director nominee is independent, as independence is defined in the Nasdaq Stock Market Rules.

         The Nominating and Corporate Governance Committee assesses the appropriate size of the Board of Directors in accordance with the Company's charter and Bylaws, whether any vacancies on the Board of Directors are expected and what incumbent directors will stand for re-election at the next meeting of shareholders. If vacancies are anticipated, or otherwise arise, the Nominating and Corporate Governance Committee considers candidates for director suggested by members of the Committee and other members of the Board of Directors as well as management, shareholders and other parties and makes recommendations to the Board of Directors regarding proposed candidates to fill the vacancy. The Nominating and Corporate Governance Committee also has the sole authority to retain a search firm to identify and evaluate director candidates. Except for incumbent directors standing for re-election as described below, there are no differences in the manner in which the Nominating and Corporate Governance Committee evaluates nominees for director, based on whether the nominee is recommended by a shareholder or any other party.

         In the case of an incumbent director whose term of office expires, the Nominating and Corporate Governance Committee reviews such director's service to the Company during the past term, including, but not limited to, the number of Board of Directors and committee meetings attended, as applicable, quality of participation and whether the candidate continues to meet the general qualifications for a director outlined above, including the director's independence, as well as any special qualifications applicable to a member of a particular committee of the Board of Directors if such director serves on one or more committees of the Board of Directors and makes a recommendation regarding such director's nomination for re-election to the Board of Directors. When a member of the Nominating and Corporate Governance Committee is an incumbent director eligible to stand for re-election, such director does not participate in the portion of the Nominating and Corporate Governance Committee meeting at which such director's potential recommendation for nomination for election as a director is discussed by the Committee.

         In the case of a new director candidate, the Nominating and Corporate Governance Committee will evaluate whether the nominee is independent, whether the nominee meets the qualifications for a member of the Board of Directors outlined above as well as any special qualifications applicable to a member of a particular committee of the Board of Directors on which the nominee may be appointed to serve if elected. In connection with such evaluation, the Nominating and Corporate Governance Committee determines whether it should interview the nominee, and if warranted, one or more members of the Committee interview the nominee in person or by telephone.

         Upon completing the evaluation, and the interview in case of a new candidate, the Nominating and Corporate Governance Committee makes a recommendation to the Board of Directors as to whether to nominate the director nominee for election at the next shareholders meeting at which directors will be elected.

         In addition, in the event that the reincorporation proposal is approved, Section 2.02 of the bylaws of AGU Delaware permits a stockholder to nominate directors for election at a stockholders meeting provided that the stockholder follows the procedures summarized below:

      o stockholder nominations for directors to be elected, which have not been previously recommended by the Nominating and Corporate Governance Committee and approved by the Board of Directors, must be submitted to the Chairperson of the Nominating and Corporate Governance Committee in writing by certain deadlines specified in the bylaws;

      o     each stockholder nomination must set forth the following:

            o the name and address of the stockholder making the nomination and the person or persons nominated;

            o a representation that the stockholder is a holder of record of capital stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to vote for the person or persons nominated;

            o a description of all arrangements and understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination as made by the stockholder;

            o such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had the nominee been nominated by the Board of Directors, including, but not limited to, the principal occupation of each proposed nominee; and

            o the consent of each nominee to serve as a director of the AGU Delaware if so elected.

Code of Conduct and Code of Ethics for Senior Financial Officers

         In April 2004, we adopted a Code of Conduct which applies to all directors, officers and employees. Our Code of Conduct covers topics including, but not limited to, conflicts of interest, confidentiality of information and compliance with laws and regulations. On August 18, 2004, we adopted a Code of Ethics for Senior Financial Officers which applies to our principal executive officer, principal financial officer and principal accounting officer and provides, in greater detail than our Code of Conduct, guidelines relating to full, fair, accurate, timely and understandable disclosure in our SEC reports and in our other public communications. A copy of our Code of Ethics for Senior Financial Officers is included in our Current Report on Form 8-K filed with the SEC on August 23, 2004. You may also obtain copies of our Code of Conduct and Code of Ethics for Senior Financial Officers by written request to AGU Entertainment Corp., 11077 Biscayne Boulevard, Suite 100, Miami, Florida 33161,
Attention: Secretary.

Contacting the Board of Directors

         Any shareholder who wishes to contact the Board of Directors may address correspondence to the Board of Directors or to individual members of the Board of Directors, including the Chairperson of the Board's Nominating and Corporate Governance, Compensation or Audit Committees, c/o the Secretary, AGU Entertainment Corp., 11077 Biscayne Boulevard, Suite 100, Miami, Florida 33161. AGU's Secretary, in consultation with and supervised by the Chairperson of the Audit Committee, will periodically forward any correspondence received from a holder of the Company's securities which, in the opinion of the Chairperson of the Audit Committee, deals with concerns regarding the Company's business or with the functions of its Board of Directors or which he or she otherwise determines requires their attention, to the Board of Directors or to the member of the Board of Directors to whom the correspondence is addressed. Directors may at any time review the log of all correspondence received and request copies of any such correspondence.

Directors' Compensation

         No compensation was paid to directors in the fiscal year ended December 31, 2003. Beginning with and including the quarter ended June 30, 2004, each independent director shall be paid $2,500 per quarter in cash and $2,500 per quarter in AGU Common Stock. In addition each such independent director shall be paid $1,000 per day in consideration for services to the Board of Directors or any committee thereof.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Share Exchange

         AGU (f/k/a Lexington Barron Technologies, Inc. ("Lexington")) was incorporated in the State of Colorado on August 23, 2000 for the purpose of either merging with or acquiring an operating company with an operating history and assets. From its inception through April 1, 2004, Lexington conducted no significant operations or other activities. On March 15, 2004, Lexington entered into a Stock Exchange Agreement with Pyramid Music Corp., a Florida corporation formed for the purpose of developing market share in the recording and broadcast media industries through the establishment of a media distribution channel and archived video and music collection libraries ("PMC"). Under the terms of the Stock Exchange Agreement, Lexington acquired one hundred percent (100%) of the outstanding common stock of PMC in exchange for 16,922,464 shares of common stock of Lexington (the "Share Exchange"). As a result of the Share Exchange, which was consummated on April 1, 2004, the former shareholders of PMC owned, on a fully diluted basis, approximately eighty percent (80%) of the then-issued and outstanding shares of common stock of Lexington and the former principal owners of Lexington's common stock (i.e., Messrs. Kilgore, Neal and Goller) owned, on a fully diluted basis, approximately twenty percent (20%) of the then-issued and outstanding shares of common stock of Lexington. On March 26, 2004, Lexington amended its Articles of Incorporation to change its name to "AGU Entertainment Corp." See "Security Ownership of Certain Beneficial Owners and Management" on pages 6-7 for certain beneficial ownership of AGU Common Stock as of August 23, 2004.

         In connection with the Share Exchange, the then-Board of Directors of AGU appointed the nominees selected by the former shareholders of PMC (i.e., Messrs. Solomon, Levy, Garland, Catinella and Poling) to fill the existing vacancies on AGU's Board of Directors and Messrs. Kilgore, Neal and Goller resigned as members of the Board of Directors.

         As a result of the share exchange, AGU is the parent company of PMC. PMC has two wholly owned operating subsidiaries that are or will become engaged in the following services: (i) the formation and operation of a television network, The Tube Music Network, Inc., that plans to air traditional music video archives and live concert DVDs of contemporary music material that is derived from archived video and music collection libraries, and (ii) a production, marketing and distribution record company, Pyramid Records International, Inc., that has merged audio, visual and Internet content into one corporate concept.

         Pursuant to the rules and regulations of the SEC, AGU Entertainment Corp. is the successor issuer to Lexington Barron Technologies, Inc. for reporting purposes under the Exchange Act.

Pyramid Media Group, Inc.

         On March 3, 2004, prior to the Share Exchange, we assumed all of the covenants and obligations of Pyramid Media Group, Inc., a non-affiliated company then owned and controlled by Allen Jacobi, relating to a Distribution Agreement, dated May 1, 2003, by and between Ark 21 Records, L.P. and Pyramid Media Group, Inc., including the obligation to repay $350,000 of notes payable to Ned Siegel and Neal Strum. The notes accrue interest at an annual rate of 8% and mature on May 1, 2007. Payments on the notes commenced in March 2004 and the balance due as of June 30, 2004 was approximately $325,000. We also entered into an employment arrangement with Mr. Jacobi in connection with the transaction with Pyramid Media Group, Inc.

Other

         On July 25, 2003, the Company received loans from and executed three promissory notes totaling $114,000 in favor of DML Marketing Corp., an entity controlled by Donna M. Levy, in the principal amount of $59,900, and Ned Siegel and Neil Strum, collectively, in the principal amounts of $39,000 and $15,500. The notes accrue interest at an annual rate of 5% and mature on November 1, 2004. No payments have been made on the notes.

         In June 2004, the Company received loans from and executed two promissory notes totaling $235,000 in favor of DML Marketing Corp., an entity controlled by Donna M. Levy, in the principal amount of $150,000, which matures on October 30, 2004, and John P. Grandinetti, in the principal amount of $85,000, which matures on June 30, 2005. The notes accrue interest at an annual rate of 5%. The balance due on the note in favor of John P. Grandinetti was $70,000 as of September 24, 2003. No payments have been made on the note in favor of DML Marketing Corp.

         On August 23, 2004, the Company received a loan from an executed a promissory note in the principal amount of $40,000 in favor of DML Marketing Corp., an entity controlled by Donna M. Levy. The note accrues interest at an annual rate of 5% and matures on November 1, 2004. No payments have been made on the note.

          Accounts payable to related parties at June 30, 2004 totaled approximately $165,000. Included in this amount was $36,000 in computer and internet services provided by The Quorum Group, an entity controlled by John P. Grandinetti, $59,000 in consulting services (including related expenses) provided by ALL TV Services, an entity controlled by Michael Ruggiero, and $21,000 in consulting services provided by Mr. Poling.

         Mr. Levy agreed to defer a portion of his salary payable under an employment agreement until such time as adequate funds become available. The amount deferred at June 30, 2004 was $89,000. Additionally, the Company owed $15,500 to Mr. Levy at June 30, 2004 under a promissory note dated July 23, 2003. The note accrues interest at an annual rate of 5% and matures on November 1, 2004. No payments have been made on the note.

                          REPORT OF THE AUDIT COMMITTEE

         In the performance of its oversight function and in accordance with its responsibilities under its charter, the Audit Committee has reviewed and discussed with management and our prior independent accountants, Cordovano and Honeck, P.C., our audited financial statements as of and for the fiscal year ended December 31, 2003.

         The Audit Committee has also discussed with Cordovano and Honeck, P.C. the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended by the Auditing Standards Board of the American Institute of Certified Public Accountants. In addition, the Audit Committee has, as required by Independence Standards Board Standard No. 1, "Independence Discussion with Audit Committees," discussed with, and received the required written disclosures and a confirming letter from, Cordovano and Honeck, P.C. regarding its independence and has discussed with Cordovano and Honeck, P.C. its independence. The Audit Committee has also considered whether the provision of non-audit services by the independent accountants to us is compatible with maintaining the auditor's independence.

         Based upon the review and discussion referred to above, the Audit Committee recommended to the Board of Directors that the financial statements referred to above be included in AGU's Annual Report on Form 10-KSB, as amended, for the year ended December 31, 2003.

         John W. Poling
         Michael Jay Solomon
         Gregory R. Catinella

                             EXECUTIVE COMPENSATION

Summary Compensation Table

         The following table sets forth the total compensation paid to or accrued for the fiscal years ended December 31, 2003, 2002 and 2001 to the Chief Executive Officer and our other most highly compensated executive officers, each of whom were serving as executive officers at the end of our last fiscal year. None of Messrs. Kilgore, Goller or Neal currently serves as an officer of AGU. Mr. Levy currently serves as our President, Mr. Garland currently serves as the Chief Operating Officer of our wholly owned subsidiary, The Tube Music Network, Inc., and Mr. Jacobi currently serves as the President of our wholly owned subsidiary, Pyramid Records International, Inc. Except as set forth in the table below, prior to December 31, 2003, no compensation was paid to any officer of director of AGU or its predecessor entities. No officer or director has received stock options or non-cash consideration.

                                           Annual Compensation                    Long-term Compensation
                                  ---------------------------------   -------------------------------------------------
                                                                      Restricted   Securities
                            Fiscal                     Other Annual      Stock     Underlying     LTIP     All Other
Name and Principal Position  Year    Salary    Bonus   Compensation     Awards       Options     Payouts   Compensation
--------------------------- ------  -------   -------  ------------   ---------  ------------  ---------   ------------
Phillip Kilgore...........   2003   $     0   $  0      $      0      $     0    $       0     $      0    $      0
Chairman and Interim CEO     2002         0      0             0            0            0            0           0
                             2001         0      0             0            0            0            0           0

David A. Goller...........   2003         0      0             0            0            0            0           0
Executive Vice President     2002         0      0             0            0            0            0           0
                             2001         0      0             0            0            0            0           0

Jeffrey A. Neal...........   2003         0      0             0            0            0            0           0
Vice President               2002         0      0             0            0            0            0           0
                             2001         0      0             0            0            0            0           0

David C. Levy.............   2003     3,607      0      $ 11,934 (1)        0            0            0           0
President

Les Garland...............   2003     64,421     0             0            0            0            0           0
Chief Operating Officer,
    The Tube Music
    Network, Inc.

Allen Jacobi..............   2003     68,716     0             0            0           0            0           0
President, Pyramid
  Records   International,
  Inc.

----------------------------
(1) Includes compensation for an automobile allowance.

Executive Compensation

         Compensation of management is determined by the Compensation Committee of the Board of Directors. No options or stock appreciation rights were granted during the fiscal year ended December 31, 2003. Further, no long-term incentive plan awards were granted during the fiscal year ended December 31, 2003.

Employment Agreements

         David C. Levy. Under an employment agreement, dated as of April 1, 2004, David Levy serves as our President. The agreement terminates on March 23, 2009 and may be extended for subsequent one-year periods by both parties signing an extension prior to 30 days of the expiration date. Under the agreement, Mr. Levy is entitled to receive an annual salary of $350,000 or such greater amount as the Board of Directors may determine. This annual salary increases by 5% on March 23, 2005. Under the agreement, Mr. Levy deferred any salary in excess of $2,500 per week until we raise a minimum of $5,000,000 in equity or equity equivalents. If Mr. Levy is terminated without cause, we must pay him any of his annual salary that has accrued, and an amount equal to the lesser of his annual salary for the number of months remaining in the term of the agreement or his monthly salary multiplied by 24.

         Michael Jay Solomon. Under an employment agreement, dated as of October 1, 2003 and amended as of December 1, 2003, Michael Jay Solomon will serve as our Chairman beginning on the date of the closing of a debt and/or equity financing with gross proceeds to us of approximately $6,000,000. Notwithstanding the terms of such employment agreement, effective September 30, 2004, Mr. Solomon serves as our Chairman. The agreement terminates on the fifth anniversary of the commencement date and renews automatically for successive two-year periods, unless either party provides written notice 90 days prior to the termination of the agreement. Under the agreement, Mr. Solomon is entitled to an annual salary of $400,000 or such greater amount as the Board of Directors may determine. This annual salary increases annually by an amount equal to the greater of 7.5% per year or by an amount equal to the consumer price index. If, during the term of the agreement or within 18 months after its termination, we undergo a change of control as defined in the agreement, we must pay Mr. Solomon a bonus in amount equal to the greater of $3,000,000 or 5% of the total consideration paid, received or contributed by or to us in the change of control. The maximum of such bonus is $10,000,000, unless Mr. Solomon introduced us to the other party involved in the change of control. Mr. Solomon is entitled to a performance bonus at the end of each fiscal year based upon the Company attaining financial performance targets set by the Board of Directors. Mr. Solomon is also entitled to an expense allowance of $4,000 per month. If we terminate Mr. Solomon without cause or Mr. Solomon resigns for good reason, then in addition to his annual salary, we must pay Mr. Solomon severance equal to two years annual salary.

         Allen Jacobi. Under an employment agreement, dated as of April 1, 2004, Allen Jacobi serves as President of our subsidiary, Pyramid Records International, Inc. The agreement terminates on March 23, 2009 and may be extended for subsequent one-year periods by both parties signing an extension prior to 30 days of the expiration date. Under the agreement, Mr. Jacobi is entitled to receive an annual salary of $200,000 or such greater amount as the Board of Directors may determine. This annual salary increases by 5% on March 23, 2005. If Mr. Jacobi is terminated without cause, we must pay him any of his annual salary that has accrued, and an amount equal to the lesser of his annual salary for the number of months remaining in the term of the agreement or his monthly salary multiplied by 18.

         Les Garland. Under an employment agreement, dated July 2003, Les Garland serves as Chief Operating Officer of our subsidiary, The Tube Music Network, Inc. Under the agreement, Mr. Garland is entitled to receive an annual salary of $350,000. If Mr. Garland is terminated without cause or resigns for good reason, we must pay him monthly installments during the severance period in amount equal to one-twelfth of his base salary. If we undergo a change of control, as defined in the agreement, we must pay Mr. Garland a fee equal to 3% of the aggregate market value of the business combination, with a minimum of $3,000,000 and a maximum of $10,000,000. If Mr. Garland introduces the transaction to us, there is no maximum.

                   PROPOSAL 2 -- APPROVAL OF 2004 STOCK OPTION
                            AND STOCK INCENTIVE PLAN

General

         AGU adopted the 2004 Stock Option and Stock Incentive Plan (the "Incentive Plan") on July 29, 2004. The purpose of the Incentive Plan is to promote the long-term interests of the Company and its shareholders by providing a means for attracting and retaining officers, directors and other key employees of and consultants to the Company and its affiliates by providing for awards in the form of AGU Common Stock.

         The reason for seeking shareholder approval of Proposal 2 is to satisfy requirements of the Internal Revenue Code of 1986, as amended (the "Code"), which require shareholder approval in order for options granted for the additional shares issuable under the Incentive Plan to qualify as Incentive Stock Options (as defined below) to the extent so designated and for the Incentive Plan to satisfy one of the conditions of Section 162(m) of the Code applicable to performance-based compensation.

         Set forth below is a summary of the provisions of the Incentive Plan. This summary is qualified in its entirety by the detailed provisions of the text of the actual Incentive Plan which is set forth as Appendix C to this Proxy Statement.

         The Board of Directors believes that the Company and its shareholders benefit significantly from having the Company's officers, directors, important consultants and key employees receive awards of restricted stock or options to purchase AGU Common Stock, and that the opportunity thus afforded such persons to acquire AGU Common Stock is an essential element of an effective management incentive program. The Board of Directors also believes that options, particularly Incentive Stock Options, are valuable in attracting and retaining highly qualified personnel and in providing additional motivation to such personnel to use their best efforts on behalf of the Company and its shareholders. However, because awards under the Incentive Plan will be made primarily to directors, officers and key employees of the Company, the award of additional shares under the Incentive Plan would have the effect of further increasing management's ownership of the Company which may make it more difficult for a third party to acquire control of the Company.

Eligibility

         All officers, directors, important consultants and key employees of the Company and of any present or future Company parent or subsidiary corporation are eligible to receive an option or options or awards of restricted stock under the Incentive Plan.

Awards Under the Incentive Plan

         Awards made pursuant to the Incentive Plan may be in the form of options or grants of shares of restricted stock. Options granted under the Incentive Plan may be Incentive Stock Options or Non-Qualified Stock Options. An Incentive Stock Option is an option which satisfies all of the requirements of
Section 422 of the Code and the regulations thereunder, and a Non-Qualified Stock Option is an option which either does not satisfy all of those requirements or the terms of the option provide that it will not be treated as an Incentive Stock Option. Unless the context otherwise requires, the term "option" includes both Incentive Stock Options and Non-Qualified Stock Options. The Committee, as described below, may also grant awards entitling the participant to receive a stated number shares of AGU Common Stock, which awards may be subject to restrictions or forfeiture for a period of time as stipulated by the Board of Directors or the Committee, as applicable. The dollar value of awards of restricted stock granted under the Incentive Plan shall be based upon the fair market value of AGU Common Stock on the date of grant.

Administration

         The Incentive Plan shall be administered by the Board of Directors of the Company, or a Compensation Committee appointed by the Company's Board of Directors. Pursuant to the terms of the Incentive Plan, the Compensation Committee must consist of a minimum of two and a maximum of five members of the Board of Directors, each of whom shall be a "Non-Employee Director" within the meaning of Exchange Act Rule 16b-3(b)(3) or any future corresponding rule, except that the failure of the Compensation Committee for any reason to be composed solely of Non-Employee Directors shall not prevent an option or restricted stock award from being considered granted under the Incentive Plan. References to the term "Committee" under Proposal 2 refer to either the Company's Board of Directors or a Compensation Committee comprised of Non-Employee Directors. Our Board of Directors will administer the Incentive Plan until such time that our Compensation Committee is comprised of Non-Employee Directors. Under the Incentive Plan, the Committee has the right to adopt such rules for the conduct of its business and the administration of the Incentive Plan as it considers desirable. The Committee has the right to construe the Incentive Plan and the options or awards of restricted stock issued pursuant to it, to correct defects and omissions and to reconcile inconsistencies to the extent necessary to effectuate the purpose of the Incentive Plan and the options or awards of restricted stock issued pursuant to it.

Common Stock Subject to the Incentive Plan

         Pursuant to the terms of the Incentive Plan, 2,000,000 shares of AGU Common Stock were reserved for issuance upon the exercise of options or awards of restricted stock granted under the Incentive Plan. All 2,000,000 share of AGU Common Stock may be awarded in form of Incentive Stock Options.

Limitation on Maximum Number of Options Awarded

         The Incentive Plan provides that the maximum number of options or restricted stock which may be awarded to any single participant under the Incentive Plan shall be no more than is equal to 90% of the shares reserved for issuance under the Incentive Plan. The purpose of this limitation is to enable awards of Incentive Stock Options made pursuant to the Incentive Plan to comply with one of the conditions of Section 162(m) of the Code which provide for the deductibility of compensation paid to the Company's named executive officers if it is performance based.

Exercise Price of Options/Payment of Exercise Price

         The option price for options issued under the Incentive Plan shall be at least equal to the fair market value of AGU Common Stock on the date of grant of the option. The exercise price of an option may be paid in cash or the delivery of already owned shares of AGU Common Stock of the Company having a fair market value equal to the exercise price, or a combination thereof.

         The Board of Directors has interpreted the provision of the Incentive Plan which allows payment of the option price in AGU Common Stock of the Company to permit the "pyramiding" of shares in successive exercises. Thus, an optionee could initially exercise an option in part, acquiring a small number of shares of AGU Common Stock, and immediately thereafter effect further exercises of the option, using the AGU Common Stock acquired upon earlier exercises to pay for an increasingly greater number of shares received on each successive exercise. This procedure could permit an optionee to pay the option price by using a single share of AGU Common Stock or a small number of shares of AGU Common Stock and to acquire a number of shares of AGU Common Stock having an aggregate fair market value equal to the excess of (a) the fair market value of all shares to which the option relates over (b) the aggregate exercise price under the option.

Special Provisions for Incentive Stock Options

         The maximum aggregate fair market value of the shares of AGU Common Stock (determined when the Incentive Stock Option is granted) with respect to which Incentive Stock Options are first exercisable by an employee in any calendar year cannot exceed $100,000. In addition, no Incentive Stock Option may be granted to an employee owning directly or indirectly stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, unless the exercise price is set at not less than 110% of the fair market value of the shares subject to such Incentive Stock Option on the date of the grant and such Incentive Stock Option expires not later than five years from the date of grant. No Incentive Stock Option granted under the Incentive Plan is assignable or transferable, otherwise than by will or by the laws of descent and distribution. Except in the event of death or disability, any Incentive Stock Option granted under the Incentive Plan is exercisable only during the lifetime of an optionee, and are exercisable only by such optionee. Awards of Non-Qualified Stock Options are not subject to these special limitations.

Exercisability and Expiration of Options

         All options granted pursuant to the Incentive Plan are exercisable in accordance with a vesting schedule (if any) which is set by the Committee at the time of grant. The expiration date of an option is also determined by the Committee at the time of the grant, but in no event will an option be exercisable after the expiration of ten years from the date of grant of the option.

         All unexercised options terminate three months following the date on which an optionee's employment with the Company terminates, other than by reason of disability or death. An exercisable option held by an optionee who dies or who ceases to be employed by the Company because of disability may be exercised by the employee or his representative within one year after the employee dies or becomes disabled (but not later than the scheduled option termination date).

         The Committee may in its sole discretion, provide in an option agreement the circumstances under which the option shall become immediately exercisable and may accelerate the date on which all or any portion of an option may be exercised.

Vesting of Awards of Restricted Stock

         All awards of restricted stock of AGU Common Stock granted pursuant to the Incentive Plan may be subject to vesting for a period of time and will become unrestricted under the Incentive Plan in accordance with a vesting schedule, if any, set by the Committee at the time of grant. Under the terms of the Incentive Plan, the Committee may also establish an additional time period during which the participant must hold the vested shares prior to resale. During the restricted period, if any, the participant shall have the right to vote the shares subject to the award.

         All unvested awards terminate immediately upon termination of the participant's employment with the Company, other than by reason of disability or death. If the participant ceases to be employed by the Company because of death or disability, any unvested awards will immediately vest. Additionally, unless the Committee shall otherwise provide, if the participant's employment with the Company is involuntarily terminated for any reason, except for cause, during an 18 month period after a change in control of the Company, the shares of Common Stock subject to the participant's award will fully vest and no longer be subject to the restrictions under the Incentive Plan. A change in control includes a change within a 12 month period in holders of more than 50% of the outstanding voting stock of the Company, or any other events deemed to be a change in control by the Committee.

         The Committee has the authority, in its sole discretion, to accelerate the time at which any or all of the restrictions shall lapse with respect thereto, or to remove any restrictions whenever it shall determine such action is appropriate by reason of changes in tax or other laws or other changes in circumstances occurring after the commencement of the restricted period.

Expiration of the Incentive Plan

         Unless terminated earlier by the Board of Directors, the Incentive Plan will remain in effect until all awards granted under Incentive Plan have been satisfied by the issuance of shares provided that no new options or restricted stock awards may be granted under such Incentive Plan more than ten years from of the date the Incentive Plan was adopted by the Company.

Adjustments

         The Incentive Plan provides for adjustments to the number of shares subject to outstanding options and to the exercise price of such outstanding options in the discretion of the Committee in the event of a declaration of a stock dividend, distribution or other offering of shares, merger, consolidation, transfer of assets, reorganization, split up, combination or recapitalization.

Transferability

         Except as otherwise provided by the rules and regulations of the SEC, the Incentive Plan provides that the Committee at the time of grant of a Non-Qualified Stock Option may provide that such stock option is transferable to any "family member" of the optionee by gift or qualified domestic relations order. For purposes of this section, a family member includes any child, stepchild, grandchild, parent, step-parent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the grantee's household (other than a tenant or employee), a trust in which these persons have more than 50% of the beneficial interest, a foundation in which these persons (or the grantee) controls the management of assets, and any other entity in which these persons or the grantee own more than 50% of the voting interests.

         Awards of restricted stock may not be sold, assigned or transferred, during the restricted period established by the Committee as set forth in the restricted stock agreement, except, in the event of death, by will or the laws of descent and distribution.

Amendments

         Except as required pursuant to Rule 422 of the Code or any successor or provision, the Board of Directors may amend or supplement the Incentive Plan, including the form of option agreement, in any way, or suspend or terminate such Incentive Plan at any time, as determined by the Board of Directors without the approval of shareholders; provided, however, that such action shall not affect options granted under the Incentive Plan prior to the actual date on which such action occurred. If the Board of Directors voluntarily submits a proposed amendment, supplement, suspension or termination for shareholder approval, such submission shall not require any future amendments, supplements, suspensions or terminations (whether or not relating to the same provision or subject matter) to be similarly submitted for shareholder approval.

New Plan Benefits

         The Board of Directors approved the Incentive Plan on August 18, 2004, subject to shareholder approval. Therefore, no awards were granted under the Incentive Plan in 2003. We currently do not anticipate granting awards under the Incentive Plan in 2004.

Equity Compensation Plans

         As of December 31, 2003, the Company had no equity compensation plans and no individual compensation arrangement under which equity securities of AGU were authorized.

Federal Income Tax Consequences of the Incentive Plan

         THE FOLLOWING INFORMATION IS NOT INTENDED TO BE A COMPLETE DISCUSSION OF THE FEDERAL INCOME TAX CONSEQUENCES OF PARTICIPATION IN THE INCENTIVE PLAN AND IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE CODE, AND THE REGULATIONS ADOPTED PURSUANT THERETO. THE PROVISIONS OF THE CODE DESCRIBED IN THIS SECTION INCLUDE CURRENT TAX LAW ONLY AND DO NOT REFLECT ANY PROPOSALS TO REVISE CURRENT TAX LAW.

         Incentive Stock Options. Generally, under the Code, an optionee will not realize taxable income by reason of the grant or the exercise of an Incentive Stock Option (see, however, discussion of Alternative Minimum Tax below) granted pursuant to the Incentive Plan. If an optionee exercises an Incentive Stock Option and does not dispose of the shares until the later of (i) two years from the date the option was granted and (ii) one year from the date of exercise, the entire gain, if any, realized upon disposition of such shares will be taxable to the optionee as long-term capital gain, and the Company will not be entitled to any deduction. If an optionee disposes of the shares within the period of two years from the date of grant or one year from the date of exercise (a "disqualifying disposition"), the optionee generally will realize ordinary income in the year of disposition and the Company will receive a corresponding deduction, in an amount equal to the excess of (1) the lesser of
(a) the amount, if any, realized on the disposition and (b) the fair market value of the shares on the date the option was exercised over (2) the option price. Any additional gain realized on the disposition will be long-term or short-term capital gain and any loss will be long-term or short-term capital loss. The optionee will be considered to have disposed of a share if he sells, exchanges, makes a gift of or transfers legal title to the share (except transfers, among others, by pledge, on death or to a spouse). If the disposition is by sale or exchange, the optionee's tax basis will equal the amount paid for the share plus any ordinary income realized as a result of the disqualifying disposition.

         The exercise of an Incentive Stock Option may subject the optionee to the alternative minimum tax. The amount by which the fair market value of the shares purchased at the time of the exercise exceeds the option exercise price is an adjustment for purposes of computing the so-called alternative minimum tax. In the event of a disqualifying disposition of the shares in the same taxable year as exercise of the Incentive Stock Option, no adjustment is then required for purposes of the alternative minimum tax, but regular income tax, as described above, may result from such disqualifying disposition.

         An optionee who surrenders shares as payment of the exercise price of his Incentive Stock Option generally will not recognize gain or loss on his surrender of such shares. The surrender of shares previously acquired upon exercise of an Incentive Stock Option in payment of the exercise price of another Incentive Stock Option, is, however, a "disposition" of such stock. If the Incentive Stock Option holding period requirements described above have not been satisfied with respect to such stock, such disposition will be a disqualifying disposition that may cause the optionee to recognize ordinary income as discussed above.

         Under the Code, all of the shares received by an optionee upon exercise of an Incentive Stock Option by surrendering shares will be subject to the Incentive Stock Option holding period requirements. Of those shares, a number of shares (the "Exchange Shares") equal to the number of shares surrendered by the optionee will have the same tax basis for capital gains purposes (increased by any ordinary income recognized as a result of a disqualifying disposition of the surrendered shares if they were Incentive Stock Option shares) and the same capital gains holding period as the shares surrendered. For purposes of determining ordinary income upon a subsequent disqualifying disposition of the Exchange Shares, the amount paid for such shares will be deemed to be the fair market value of the shares surrendered. The balance of the shares received by the optionee will have a tax basis (and a deemed purchase price) of zero and a capital gains holding period beginning on the date of exercise. The Incentive Stock Option holding period for all shares will be the same as if the option had been exercised for cash.

         Non-Qualified Stock Options. Generally, there will be no federal income tax consequences to either the optionee or the Company on the grant of Non-Qualified Stock Options pursuant to the Incentive Plan. On the exercise of a Non-Qualified Stock Option, the optionee has taxable ordinary income equal to the excess of the fair market value of the shares acquired on the exercise date over the option price of the shares. The Company will be entitled to a federal income tax deduction (subject to the limitations contained in Section 162(m) of the Code) in an amount equal to such excess, provided that the Company complies with applicable reporting rules.

         Upon the sale of stock acquired by exercise of a Non-Qualified Stock Option, optionees will realize long-term or short-term capital gain or loss depending upon their holding period for such stock. Capital losses are deductible only to the extent of capital gains for the year plus $3,000 for individuals.

         An optionee who surrenders shares in payment of the exercise price of a Non-Qualified Stock Option will not recognize gain or loss with respect to the shares so delivered unless such shares were acquired pursuant to the exercise of an Incentive Stock Option and the delivery of such shares is a disqualifying disposition. See "--Incentive Stock Options." The optionee will recognize ordinary income on the exercise of the Non-Qualified Stock Option as described above. Of the shares received in such an exchange, that number of shares equal to the number of shares surrendered have the same tax basis and capital gains holding period as the shares surrendered. The balance of shares received will have a tax basis equal to their fair market value on the date of exercise and the capital gains holding period will begin on the date of exercise.

         In the event of a permitted transfer by gift of a Non-Qualified Stock Option, the transferor will remain taxable on the ordinary income realized as and when such Non-Qualified Stock Option is exercised by the transferee. All other tax consequences described above will be applicable to the transferee of the Non-Qualified Stock Option. A permitted transfer by gift of a Non-Qualified Stock Option may result in federal transfer taxes (gift tax) to the transferor at such time as the option is transferred, as well as such later time or times as the Non-Qualified Stock Option vests, if not fully vested on the date of the initial transfer.

         Restricted Stock Awards. The grant of restricted shares will not, by itself, result in the recognition of taxable income to the participant nor entitle the Company to a deduction at the time of such grant.

         In the case of participants who are subject to Section 16(b) of the Exchange Act, which provides that any profit realized by an officer, director or 10% beneficial owner of AGU Common Stock, referred to as Section 16 insider, from any purchase and sale or sale and purchase of stock within any period of six months is recoverable by the Company, Section 83 of the Code may postpone the recognition of income.

         Holders of restricted shares will recognize ordinary income on the date that the restricted shares are no longer subject to a substantial risk of forfeiture, in an amount equal to the fair market value of the shares on that date. A holder of restricted shares, including a Section 16 insider, may generally elect under Section 83(b) of the Code to recognize ordinary income in the amount of the fair market value of the restricted shares on the date of the grant of the restricted shares. The election under Section 83(b) must be made by the participant holding restricted shares within 30 days of the grant of the restricted shares. Provided that the Company meets its federal withholding tax obligations with respect to the restricted shares, the Company will be entitled to a tax deduction equal to the amount of ordinary income recognized by the holder. Holders of restricted shares will also recognize ordinary income equal to any dividend or dividend-equivalent payments when such payments are received. If the holder of the restricted shares makes a Section 83(b) election and subsequently forfeits the restricted shares, the holder will not be entitled to a deduction for the amount previously included as income.

Limitation on the Company's Deduction

         Section 162(m) of the Code will generally limit the Company's federal income tax deduction for compensation paid in any year to the Company's Chief Executive Officer and its four highest paid executive officers to $1,000,000, to the extent that such compensation is not "performance based." Under Treasury regulations, a stock option will, in general, qualify as "performance based" compensation if it (i) has an exercise price of not less than the fair market value of the underlying stock on the date of grant, (ii) is granted under a plan that limits the number of shares for which options may be granted to an employee during a specified period, which plan is approved by a majority of the shareholders entitled to vote thereon, and (iii) is granted and administered by a compensation committee consisting solely of at least two outside directors (as defined in Section 162(m) of the Code). If a stock option to an executive referred to above is not "performance based," the amount that would otherwise be deductible by the Company in respect of such stock option will be disallowed to the extent that the executive's aggregate non-performance based compensation paid in the relevant year exceeds $1,000,000.

   THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF
                                  PROPOSAL 2.

            PROPOSAL 3 -- REINCORPORATION OF AGU ENTERTAINMENT CORP.
                            IN THE STATE OF DELAWARE

General

         AGU is primarily engaged in developing market share in the recording and broadcast media industries through the establishment of a media distribution channel and archived video and music collection libraries.


         At the Annual Meeting shareholders of the Company will be asked to vote upon the reincorporation of the Company from the State of Colorado to the State of Delaware. The reincorporation will be effected pursuant to an Agreement and Plan of Merger, dated as of September 30, 2004 (the "merger agreement"), by and between the Company and AGU Entertainment Corp., a Delaware corporation of the same name and a wholly owned subsidiary of the Company ("AGU Delaware"). On August 18, 2004, our Board of Directors unanimously approved the merger agreement. On August 24, 2004, the board of directors of AGU Delaware unanimously approved the merger agreement and on September 30, 2004, the Company, as the sole stockholder of AGU Delaware, adopted the merger agreement. The merger agreement is attached as Appendix D to this proxy statement.

No Change In Name, Business, Jobs, Physical Location, Etc.

         The reincorporation merger will effect a change in the legal domicile of the Company and other changes of a legal nature, the most significant of which are described below under the heading "Comparison of Shareholder Rights Before and After the Reincorporation." However, the reincorporation merger will not result in any change in name, headquarters, business, jobs, management, location of any of our offices or facilities, number of employees, taxes payable to the State of Colorado, assets, liabilities or net worth (other than as a result of the costs incident to the reincorporation merger, which are immaterial). Our management, including all directors and officers, will remain the same in connection with the reincorporation merger and will assume identical positions with AGU Delaware. None of our subsidiaries will be changing their respective states or jurisdictions of incorporation in connection with the reincorporation merger. There will be no new employment agreements for executive officers or other direct or indirect interest of the current directors or executive officers of the Company in the reincorporation merger as a result of the reincorporation. Upon the effective time of the reincorporation merger, your shares of AGU Common Stock will be converted into an equivalent number of shares of AGU Delaware Common Stock.

Reasons For The Reincorporation

         Delaware is a nationally recognized leader in adopting and implementing comprehensive and flexible corporate laws. The General Corporation Law of the State of Delaware (the "DGCL") is frequently revised and updated to accommodate changing legal and business needs and is more comprehensive, widely used and exclusively interpreted from other state corporate laws, including Colorado corporate laws.

         In addition, Delaware has established a specialized court, the Court of Chancery, having exclusive jurisdiction over matters relating to the DGCL. The Chancery Court has no jurisdiction over criminal and tort cases, and corporate cases are heard by judges, without juries, who have many years of experience with corporate issues. Traditionally, this has meant that the Delaware courts are able in most cases to process corporate litigation relatively quickly and effectively. By comparison, many states, including Colorado, do not have a specialized judiciary over matters relating to corporate issues.

         Delaware courts have developed considerable expertise in dealing with corporate legal issues and produced a substantial body of case law construing Delaware corporate laws, with multiple cases concerning areas that no Colorado court has considered. Because our judicial system is based largely on legal precedents, the abundance of Delaware case law should serve to enhance the relative clarity and predictability of many areas of corporate law, which should offer added advantages to the Company by allowing our Board of Directors and management to make corporate decisions and take corporate actions with greater assurance as to the validity and consequences of those decisions and actions.

         Reincorporation from Colorado to Delaware also may make it easier to attract future candidates willing to serve on our Board of Directors, because many of such candidates already will be familiar with Delaware corporate law, including provisions relating to director indemnification, from their past business experience.

AGU Delaware

         AGU Delaware, our wholly owned subsidiary, was incorporated under the DGCL on August 24, 2004 under the name "AGU Entertainment Corp.," exclusively for the purpose of merging with the Company. The address and phone number of AGU Delaware's principal office are the same as those of the Company. Prior to the reincorporation merger, AGU Delaware will have no material assets or liabilities and will not have carried on any business.

         Upon completion of the reincorporation merger, the rights of the shareholders of AGU Delaware will be governed by the DGCL and the certificate of incorporation and the bylaws of AGU Delaware (the "Delaware Certificate of Incorporation" and the "Delaware Bylaws," respectively). The Delaware Certificate of Incorporation and the Delaware Bylaws are attached to this proxy statement as Appendices E and F, respectively.

The Merger Agreement

         The merger agreement provides that the Company will merge with and into AGU Delaware, with AGU Delaware being the surviving corporation. Pursuant to the merger agreement, AGU Delaware will assume all assets and liabilities of the Company, including obligations under our outstanding indebtedness and contracts, including the Incentive Plan. Our existing Board of Directors and officers will become the Board of Directors and officers of AGU Delaware for identical terms of office; provided, however, that the Delaware Certificate of Incorporation provides for the classification of directors and it is anticipated that the Board of Directors of AGU Delaware will be classified as set forth therein. Our existing subsidiaries will become the subsidiaries of AGU Delaware.

         At the effective time of the reincorporation merger, each outstanding share of AGU Common Stock, with respect to which dissenters' rights are not validly perfected, automatically will be converted into one share of AGU Delaware Common Stock. You will not have to exchange your existing stock certificates of the Company for stock certificates of AGU Delaware. However, after consummation of the reincorporation merger, any stockholder desiring a new form of stock certificate may submit the existing stock certificate to AGU Delaware's transfer agent for cancellation, and obtain a new Delaware form of certificate.

         Pursuant to the reincorporation merger, AGU Delaware will assume all of the Company's obligations under the Incentive Plan. Each award of shares of AGU Common Stock under the Incentive Plan, if any, will be converted into an award of shares of AGU Delaware Common Stock on the same terms and conditions as in effect immediately prior to the reincorporation, and each outstanding option to purchase shares of AGU Common Stock under the Incentive Plan, if any, will be converted into an option to purchase the same number of shares of AGU Delaware Common Stock on the same terms and conditions as in effect immediately prior to the reincorporation. Options and rights granted under the Incentive Plan in the future will be for shares of AGU Delaware Common Stock.

         The merger agreement was approved by the Board of Directors of the Company and the Board of Directors of AGU Delaware and subsequently was adopted by the Company, as the sole stockholder of AGU Delaware. Approval of the reincorporation proposal (which constitutes approval of the merger agreement) requires the affirmative vote of the holders of a majority of all of the votes entitled to be cast thereon.

         Under Colorado law, shareholders of AGU have the right to dissent with respect to the reincorporation proposal and to receive from the Company payment in cash of the fair value of their shares of common stock of AGU if AGU and AGU Delaware consummate the reincorporation merger. See "--Rights of Dissenting Shareholders" beginning on page 38 of this proxy statement.

         A vote in favor of the reincorporation proposal is a vote to approve the merger agreement and therefore the reincorporation merger. A vote in favor of the reincorporation proposal is also effectively a vote in favor of the Delaware Certificate of Incorporation including, without limitation, the classification of the Board of Directors of AGU Delaware and the elimination of cumulative voting, and the Delaware Bylaws. If the shareholders approve the merger agreement and the reincorporation merger becomes effective, the Delaware Certificate of Incorporation and the Delaware Bylaws in effect immediately prior to the effective date of the reincorporation merger would respectively become the certificate of incorporation and bylaws of the surviving corporation and, pursuant thereto, the Board of Directors of AGU Delaware will be divided into Class I, Class II and Class III Directors. See "--Comparison of Shareholder Rights Before and After the Reincorporation" and "Proposal I -- Election of Directors."

Effective Time

         If approved by the requisite vote of the holders of shares of AGU Common Stock, it is anticipated that the reincorporation merger, and consequently the reincorporation, will become effective at the time set forth in each of the Articles of Merger to be filed with the Secretary of State of Colorado (together with the merger agreement) in accordance with Section 7-111-105 of the CBCA and the Certificate of Merger to be filed with the Secretary of State of Delaware in accordance with ss.252 of the DGCL. However, the merger agreement may be terminated and abandoned by action of the Board of Directors of the Company at any time prior to the effective time of the reincorporation merger, whether before or after the approval by holders of shares of AGU Common Stock, if the Board of Directors of the Company determines for any reason, in its sole judgment and discretion, that the consummation of the reincorporation merger would be inadvisable or not in the best interests of the Company and its shareholders.

Effect of Not Obtaining the Required Vote for Approval

         If the reincorporation proposal fails to obtain the requisite vote for approval, the reincorporation merger will not be consummated and the Company will continue to be incorporated in Colorado.

Comparison of Shareholder Rights Before and after the Reincorporation

         Because of differences between the CBCA and the DGCL, as well as differences between the Company's charter and bylaws before and after the reincorporation, the reincorporation will effect some changes in the rights of the Company's shareholders. Summarized below are the most significant differences between the rights of the shareholders of the Company before and after the reincorporation, as a result of the differences among the CBCA and the DGCL, the Articles of Incorporation of the Company (the "Colorado Articles of Incorporation") and the Bylaws of the Company (the "Colorado Bylaws") and the Delaware Certificate of Incorporation and the Delaware Bylaws. In addition to the changes described below, certain technical changes have been made to the Delaware Certificate of Incorporation and Delaware Bylaws in comparison to the Colorado Articles of Incorporation and Colorado Bylaws to reflect non-material differences between the DGCL and the CBCA. The summary below is not intended to be relied upon as an exhaustive list of all differences or a complete description of the differences, and is qualified in its entirety by reference to the CBCA, the Colorado Articles of Incorporation, the Colorado Bylaws, the DGCL, the Delaware Certificate of Incorporation and the Delaware Bylaws.

                                                  AGU                                             AGU Delaware
                          ----------------------------------------------------  ---------------------------------------------------
Authorized Shares; Par    Under the Colorado Articles of Incorporation, the     Under the Delaware Certificate of
Value of Capital Stock;   Company is authorized to issue a total of             Incorporation, AGU Delaware is authorized to
Surplus; Capital          110,000,000 shares of capital stock consisting of     issue 110,000,000 shares, consisting of
                          100,000,000 Type A common shares and 10,000,000       100,000,000 shares of common stock and
                          Type B preferred shares.  The concepts of par         10,000,000 shares of preferred stock.  Delaware
                          value, surplus and capital do not exist under the     law recognizes the concepts of par value,
                          CBCA.  None of the shares of capital stock of the     surplus and capital and all shares of the
                          Company has a par value.                              capital stock of AGU Delaware have a par value
                                                                                of $0.0001.

Vote Required for         The CBCA provides that, unless otherwise set forth    Unlike the CBCA, the DGCL provides that
Election of Directors     in the articles of incorporation, directors are       cumulative voting is not applicable to the
                          elected by the cumulative vote of shareholders.  As   election of directors unless specifically set
                          the Colorado Articles of Incorporation do not state   forth in the certificate of incorporation.  The
                          otherwise, the directors of the Company are elected   Delaware Certificate of Incorporation provides
                          by cumulative voting.  Additionally, the Colorado     that a plurality of the votes of the shares
                          Bylaws provide that the candidates receiving the      entitled to vote for directors is required in
                          greatest number of votes, up to the number of         order to elect a director and does not permit
                          directors to be elected, shall be the directors.      cumulative voting.  Accordingly, directors of
                                                                                AGU Delaware will not be elected by the
                                                                                cumulative vote of stockholders.

                                                  AGU                                             AGU Delaware
                          ----------------------------------------------------  ---------------------------------------------------
Pre-Emptive Rights        With certain exceptions, the CBCA provides that,      Neither the DGCL nor the Delaware Certificate
                          except as otherwise set forth in the Colorado         of Incorporation provides for the pre-emptive
                          Articles of Incorporation, the shareholders of AGU    rights of stockholders.
                          shall have a pre-emptive right to acquire unissued
                          shares of AGU Common Stock or securities
                          convertible into such shares or carrying a right to
                          subscribe to or acquire shares.  As the Colorado
                          Articles of Incorporation do not state otherwise,
                          the shareholders of AGU currently possess
                          pre-emptive rights.

Action by Shareholders    The Colorado Bylaws provide that any action           Although the Delaware Certificate of
Without a Meeting         required or permitted to be taken at a meeting of     Incorporation and Delaware Bylaws do not make
                          shareholders may be effected by an instrument in      reference to stockholder action without a
                          writing setting forth such action, executed by each   meeting, the DGCL permits stockholder action to
                          shareholder with the minutes maintained for           be taken by less than unanimous written consent
                          meetings of shareholders.  Further, the CBCA          and provides that any action that could be
                          provides that any action may be taken by written      taken at an annual or special meeting of
                          consent provided that all of the shareholders         stockholders may be taken without a meeting,
                          entitled to vote on such action have consented in     without prior notice and without a vote if
                          writing, and which consent shall be effective as of   written consents are signed by the holders of
                          the date the last writing necessary to effect the     outstanding stock having not less than the
                          action is received by the secretary of the Company,   minimum number of votes that would be necessary
                          unless all of the written consents necessary to       to authorize or take such action at a meeting
                          effect the action specify a later date as the         at which all shares entitled to vote thereon
                          effective date of the action.                         were present and voted.

Composition and           Currently, the Board of Directors is comprised of     The DGCL sets forth that a board of directors
Staggering                five members.  The CBCA permits staggered terms for   may be divided into one, two or three classes
(Classification) of       directors provided such terms are set forth in the    if such classification is established by the
Board of Directors        articles of incorporation.  The Colorado Articles     certificate of incorporation or by an initial
                          of Incorporation do not provide for a staggered       bylaw, or by a bylaw adopted by a vote of the
                          Board of Directors.                                   stockholders.  The Delaware Certificate of
                                                                                Incorporation provides that the Board of
                                                                                Directors of AGU Delaware will consist of not
                                                                                less than one nor more than 15 directors as
                                                                                determined by the Board of Directors of AGU
                                                                                Delaware.  The Board of Directors of AGU
                                                                                Delaware will initially consist of five
                                                                                directors.  In addition, the Delaware
                                                                                Certificate of Incorporation provides that,
                                                                                upon the consummation of the reincorporation
                                                                                merger, the Board of Directors of AGU Delaware
                                                                                will be classified into three classes, Class I,
                                                                                Class II and Class III, with as equal numbers
                                                                                of directors as possible serving in each.  The
                                                                                Class I directors will serve until the first
                                                                                annual meeting of stockholders held after the
                                                                                consummation of the merger, the Class II
                                                                                directors will serve until the second annual
                                                                                meeting of stockholders held after the
                                                                                consummation of the merger, and the Class III
                                                                                directors until the third annual meeting of
                                                                                stockholders held after the consummation of the
                                                                                merger.  After each such meeting, the newly
                                                                                elected directors will serve three-year terms.
                                                                                See "Proposal 1-Election of Directors" for
                                                                                information regarding the designation of
                                                                                directors upon consummation of the
                                                                                reincorporation merger.

                                                  AGU                                             AGU Delaware
                          ----------------------------------------------------  ---------------------------------------------------

                                                                                A classified board of directors may have the
                                                                                effect of protecting stockholders against an
                                                                                unsolicited takeover attempt as any change in
                                                                                control a classified board of directors will
                                                                                require additional time and expense.

Shareholder Nominations   The Colorado Articles of Incorporation and Colorado   In contrast to the Colorado Bylaws, the
for Directors and         Bylaws do not contain any provisions regarding        Delaware Bylaws provide that nominations for
Submission of             shareholder nominations for directors or              directors to be elected, or proposals to be
Proposals                 submissions of proposals to be considered at          considered, at a meeting of stockholders
                          a meeting of shareholders.                            may be made by a stockholder of AGU Delaware
                                                                                entitled to vote for the election of directors
                                                                                at the meeting who submits such nomination or
                                                                                proposal in writing to the Secretary of AGU
                                                                                Delaware, either by personal delivery, express
                                                                                mail or mail, not later than (x) with respect
                                                                                to an annual meeting of stockholders, the
                                                                                latest date upon which stockholder proposals
                                                                                must be submitted for inclusion in AGU
                                                                                Delaware's proxy statement relating to such
                                                                                meeting pursuant to Exchange Act Rule 14a-8,
                                                                                or, if no such rules apply, at least 90 days
                                                                                prior to the date one year from the date of the
                                                                                immediately preceding annual meeting of
                                                                                stockholders, and (y) with respect to a special
                                                                                meeting of stockholders, the earlier of 30 days
                                                                                prior to the printing of AGU Delaware's proxy
                                                                                materials or information statement with respect
                                                                                to such meeting or, if no proxy materials or
                                                                                information statement are being distributed, at
                                                                                least the close of business on the fifth day
                                                                                following the date on which notice of such
                                                                                meeting is first given to stockholders.  Any
                                                                                late nominations or proposals will be rejected
                                                                                by AGU Delaware.  See "Corporate
                                                                                Governance-Process for Selecting Nominees for
                                                                                the Board of Directors."

                                                  AGU                                             AGU Delaware
                          ----------------------------------------------------  ---------------------------------------------------
Removal of Directors      The Colorado Bylaws provide that any director may     Under the DGCL, the directors of a classified
                          be removed by the holders of a majority of the        board of directors may only be removed for
                          shares then entitled to vote at an election of        cause unless the certificate of incorporation
                          directors, with or without cause.                     provides otherwise.  The Delaware Certificate
                                                                                of Incorporation likewise provides that a
                                                                                director may be removed from office at any time
                                                                                only for cause by the affirmative vote of the
                                                                                holders of at least a majority of the voting
                                                                                power of all the then outstanding shares of
                                                                                capital stock entitled to vote at an election
                                                                                of directors.  "Cause" is defined in the
                                                                                Delaware Certificate of Incorporate to mean
                                                                                willful and continuous failure of a director to
                                                                                substantially perform such director's duties to
                                                                                AGU Delaware or the willful engaging by a
                                                                                director in gross misconduct materially and
                                                                                demonstrably injurious to AGU Delaware.

Indemnification           The Colorado Bylaws require that the Company          The Delaware Certificate of Incorporation
                          indemnify the following persons, only if such         provides that the officers and directors of AGU
                          persons acted in good faith and in a manner such      Delaware are to be indemnified to the fullest
                          persons reasonably believed to be in or not opposed   extent permitted by Delaware law which is more
                          to the best interests of the Company, and with        expansive than Colorado law in that the DGCL
                          respect to any criminal proceeding, had no            permits indemnification of officers and
                          reasonable cause to believe the person's conduct      directors of a Delaware corporation for actions
                          was unlawful: directors, officers, former directors   arising by reason of the fact that the officer
                          and former officers.  In addition, as required by     or director is or was serving at the request of
                          the CBCA, the Company is required to give             the corporation as a director, officer,
                          shareholders, with or before the notice for the       employee or agent of another corporation,
                          next shareholders' meeting, a notice of all           partnership, or other enterprise.  The Delaware
                          indemnification of, or advancement of expenses to,    Certificate of Incorporation does not contain
                          directors of the Company in connection with a         the requirement of a notice to shareholders in
                          proceeding by or in the right of the corporation.     the event of indemnification of, or advancement
                                                                                of expenses to, directors of the corporation in
                                                                                connection with a proceeding by or in the right
                                                                                of the corporation, as expressly required by
                                                                                Colorado law.

                                                                                In addition, the Delaware Certificate of
                                                                                Incorporation does not expressly prohibit
                                                                                indemnification of a director or officer if such
                                                                                director or officer is adjudged to be liable for
                                                                                gross negligence or willful misconduct or require
                                                                                that AGU Delaware indemnify employees of AGU
                                                                                Delaware. In addition, the Delaware Certificate of
                                                                                Incorporation contains the following provision
                                                                                not currently contained in the Colorado Bylaws:
                                                                                mandatory reimbursement of expenses of
                                                                                directors and officers, upon receipt of an
                                                                                undertaking by such director or officer to
                                                                                repay all amounts advanced if such director or
                                                                                officer is ultimately determined not to be
                                                                                entitled to indemnification by AGU Delaware.

                                                  AGU                                             AGU Delaware
                          ----------------------------------------------------  ---------------------------------------------------
Notice of Adjournments    The CBCA requires that (i) if the authorized shares   The Delaware Bylaws provide for the same notice
and Other Actions         of the Company are to be increased, at least 30       requirements as the Colorado Bylaws, except
                          days' notice shall be given to the shareholders of    that the set notice period for an increase in
                          record and (ii) if a shareholder meeting is           the authorized shares was eliminated because
                          adjourned for more than 120 days (in which case a     Delaware does not require a set notice period
                          new record date is to be fixed by the Board of        notice and the 120-day notice in the case of
                          Directors of the Company), notice shall be given to   adjournments was changed to a 30-day notice to
                          record holders as of the new record date.             reflect Delaware law.

Record Date               Consistent with the CBCA, the Colorado Bylaws         Consistent with the DGCL, the Delaware Bylaws
                          provide that with respect to all actions requiring    differ with respect to the Colorado Bylaws in
                          the fixing of a record date (including                the following ways: (i) when applicable, the
                          distributions) other than a shareholder action by     record date is not to be more than 60 days
                          written consent, the record date is not to be more    before the meeting or action requiring
                          than 70 days before the meeting or action requiring   determination of shareholders, and (ii) in the
                          a determination of shareholders.  With respect to a   case of a shareholder meeting, in addition to
                          shareholder action by written consent, the record     the maximum limit of the record date being not
                          date is the date on which a writing upon which the    more than 60 days before the meeting, a minimum
                          action is taken is first received by the Company.     limit applies to the record date of not less
                                                                                than 10 days before the meeting.

                                                  AGU                                             AGU Delaware
                          ----------------------------------------------------  ---------------------------------------------------

Amendment to the          Under the CBCA, amendments to the Colorado Articles   Under the DGCL, stockholders are not entitled
Articles (Certificate)    of Incorporation, other than ministerial amendments   to enact, without any action taken by the board
of Incorporation          authorized by the directors without shareholder       of directors, an amendment to the Delaware
                          action, may be proposed by the Board of Directors     Certificate of Incorporation.  Amendments to
                          of the Company or by the holders of shares            the Delaware Certificate of Incorporation
                          representing at least 10% of all of the votes         generally require that the board of directors
                          entitled to be cast on the amendment.  The Board of   adopt a resolution setting forth the amendment,
                          Directors of the Company must recommend the           declaring its advisability and submitting it to
                          amendment to the shareholders, unless the amendment   a vote of the stockholders.
                          is being proposed by the shareholders, or unless
                          the Board of Directors determines that because of a
                          conflict of interest or other special circumstances
                          it should make no recommendation and communicates
                          the basis for its determination to the shareholders
                          with the amendment.

Amendment to the Bylaws   The Colorado Bylaws provide that the Board of         The Delaware Bylaws provide that the Delaware
                          Directors may alter, amend or repeal the bylaws of    Bylaws may be amended or repealed, in whole or
                          the Company at any regular or special meeting of      in part, by (i) a majority vote of the Board of
                          the shareholders or Board of Directors.               Directors; and (ii) by shareholders as provided
                                                                                in the Delaware Certificate of Incorporation,
                                                                                which provides that an affirmative vote of the
                                                                                holders of at least a majority of the voting
                                                                                power of all the then outstanding shares of
                                                                                capital stock entitled to vote at any duly
                                                                                convened annual or special meeting of the
                                                                                shareholders, voting together as a single class
                                                                                is required to approve any amendment to or
                                                                                repeal of any provision of the Delaware Bylaws
                                                                                which has not previously received the approval
                                                                                of the board of directors.

Preferred Stock           The Colorado Articles of Incorporation authorize      The Delaware Certificate of Incorporation
                          the Company to issue up to 10,000,000 shares of       authorizes the board of directors of the AGU
                          Type B Preferred Shares.  No shares of preferred      Delaware to issue 10,000,000 shares of
                          stock are currently issued or outstanding.            preferred stock in one or more series, and to
                                                                                fix the designation and the powers,
                                                                                preferences, rights, qualifications,
                                                                                limitations and restrictions relating to the
                                                                                shares of each such series.  Accordingly, the
                                                                                Board of Directors is permitted to fix whether
                                                                                or not the holders of shares of a series of
                                                                                preferred stock will have voting rights and the
                                                                                terms of those voting rights, in addition to
                                                                                the voting rights provided by Delaware law.  No
                                                                                shares of preferred stock will be issued in
                                                                                connection with the reincorporation.

                                                  AGU                                             AGU Delaware
                          ----------------------------------------------------  ---------------------------------------------------

                                                                                The authorized shares of preferred stock for
                                                                                both the Company today, and for AGU Delaware
                                                                                after the reincorporation, may be used for any
                                                                                proper corporate purpose approved by the Board
                                                                                of Directors.  Their availability enables the
                                                                                Board of Directors to act with flexibility and
                                                                                dispatch when favorable capital raising or
                                                                                acquisition opportunities arise which permit
                                                                                the use of equity securities other than common
                                                                                stock.  Under certain circumstances, the
                                                                                preferred stock could have anti-takeover
                                                                                effects.  The terms of the preferred stock, and
                                                                                in the case of AGU Delaware, the ability of the
                                                                                Board of Directors to give the preferred stock
                                                                                a wider array of voting rights, could
                                                                                discourage or thwart persons seeking to effect
                                                                                a takeover or otherwise gain control of the
                                                                                Company or AGU Delaware.

Dissolution               Under the CBCA, the Board of Directors of the         AGU Delaware will be subject to the same voting
                          Company may submit a proposal of voluntary            requirement with respect to a dissolution of
                          dissolution of the Company to the shareholders of     AGU Delaware as is the Company but only if the
                          the Company entitled to vote thereon.  The Board of   Board of Directors of AGU Delaware initially
                          Directors of the Company must recommend such          approves the dissolution of AGU Delaware.  If
                          dissolution to the shareholders as part of the        the Board of Directors does not approve such
                          dissolution proposal, unless the Board of Directors   dissolution, the stockholder vote required for
                          of the Company determines that because of a           approving a dissolution of AGU Delaware is a
                          conflict of interest or other special circumstances   unanimous written consent of all stockholders
                          it should make no recommendation and communicates     entitled to vote thereon.
                          the basis for its determination to the shareholders.

Dividends                 The CBCA provides that the payment of distributions   The DGCL contains the same provision with
                          is generally permissible unless after giving effect   respect to declaration of dividends as the
                          to the dividend or distribution, the corporation      CBCA.  However, unlike in Colorado, the
                          would be unable to pay its debts as they become due   concepts of par value, capital and surplus are
                          in the usual course of business, or if the total      retained in Delaware.  The DGCL defines surplus
                          assets of the corporation would be less than the      as the excess of the net assets of the
                          sum of its total liabilities plus the amount that     corporation over the capital of the
                          would be needed, if the corporation were dissolved    corporation.  Unless the corporation's board of
                          at the time the dividend was paid, to satisfy the     directors determines otherwise, the capital of
                          preferential rights of shareholders whose             the corporation is equal to the aggregate par
                          preferential rights upon dissolution of the           value of the shares of stock having par value.
                          corporation are greater than those of the             Therefore, the provision with respect to
                          shareholders receiving the dividend.  Because         dividends in the DGCL is subject to the further
                          Colorado law dispenses with the concepts of par       requirement that a corporation may declare and
                          value of shares as well as statutory definitions of   pay dividends out of surplus or, if there is no
                          capital and surplus, the above limitation is the      surplus, out of the net profits for the fiscal
                          only limitation with respect to the declaration of    year in which the dividend is declared and/or
                          dividends by the Board of Directors of the Company.   for the preceding fiscal year.

                                                  AGU                                             AGU Delaware
                          ----------------------------------------------------  ---------------------------------------------------
Corporate Records (Form   Under the CBCA, the Company is required to keep as    The DGCL requires that any records maintained
of Records)               permanent records minutes of all meetings of the      by AGU Delaware in the regular course of its
                          shareholders and the Board of Directors of the        business, including its stock ledger, books of
                          Company, a record of all actions taken by the         account and minute books, may be kept on, or by
                          shareholders or the Board of Directors of the         means of, or be in the form of, any information
                          Company without a meeting, a record of all actions    storage device or method, provided that the
                          taken by a committee of the Board of Directors of     records so kept can be converted into clearly
                          the Company, and a record of all waivers of notices   legible paper form within a reasonable time.
                          of meetings of shareholders and of the Board of       The DGCL does not require that AGU Delaware
                          Directors of the Company or any committee of the      keep any specific records at any particular
                          Board of Directors.  In addition, the CBCA requires   place or for a specific period of time.
                          the Company to keep specific records at its
                          principal office, including the Colorado Articles
                          of Incorporation, the Colorado Bylaws and the
                          minutes of all shareholders' meetings, and records
                          of all action taken by shareholders without a
                          meeting, for the past three years.

Examination of Books      Under the CBCA and the Colorado Bylaws, any record    Under the DGCL, the inspection rights of the
and Records               or beneficial shareholder of the Company may, upon    shareholders of AGU Delaware are the same as
                          5 days' written demand, inspect certain records,      under Colorado law, except: (i) there is no
                          including shareholder actions, minutes of             requirement that a shareholder has been a
                          shareholder meetings, communications with             stockholder for at least 3 months or is a
                          shareholders and recent financial statements.  In     stockholder of at least 5% of all outstanding
                          addition, upon 5 days' written demand, any such       shares of any class of shares when the demand
                          shareholder may inspect the list of shareholders      is made, and (ii) if AGU Delaware refuses to
                          and certain other corporate records, including        permit inspection or does not reply to the
                          minutes of the meetings of Board of Directors of      demand within 5 business days after the demand
                          the Company, if the shareholder either (i) has been   has been made, the stockholder may apply to the
                          a shareholder for at least 3 months or (ii) is a      Court of Chancery for an order to compel such
                          shareholder of at least 5% of all outstanding         inspection.
                          shares of any class of shares when the demand is
                          made, provided that the demand is made in good
                          faith for a proper purpose reasonably related to
                          such person's interests as a shareholder.

Business Combination      The CBCA does not contain any business combination    Section 203 of the DGCL provides for a
Statute                   provisions.                                           three-year moratorium on certain business
                                                                                combinations with "interested stockholders"
                                                                                (generally, persons who own, individually or
                                                                                with or through other persons, 15% or more of
                                                                                the corporation's outstanding voting stock).
                                                                                However, the DGCL permits a corporation to opt
                                                                                out of the restrictions imposed by Section 203
                                                                                and AGU Delaware has opted out of Section 203
                                                                                of the DGCL in its Delaware Certificate of
                                                                                Incorporation.

                                                  AGU                                             AGU Delaware
                          ----------------------------------------------------  ---------------------------------------------------
Dissenters' (Appraisal)   Under the CBCA, shareholders are entitled to          The DGCL provides appraisal rights only in the
Rights                    exercise dissenters' rights in the event of certain   case of a stockholder objecting to certain
                          mergers, share exchanges, sales, leases, exchanges    mergers or consolidations.  Thus, under the
                          or other dispositions of all or substantially all     DGCL, stockholders have no appraisal rights in
                          of the property of the corporation.  Shareholders     a sale, lease or exchange of all or
                          also may dissent in the case of a reverse stock       substantially all of a corporation's assets.
                          split that reduces the number of shares owned to a    Appraisal rights in Delaware are available to
                          fraction of a share or to scrip if such scrip is to   record holders only.
                          be acquired for cash or voided.  Dissenters' rights
                          in Colorado are available to both record holders
                          and beneficial holders.

Derivative Actions        Under the CBCA, if a court finds that a derivative    The DGCL's requirements for bringing derivative
                          action was brought without reasonable cause, the      actions are substantially similar to those
                          court may require the plaintiff to pay the            contained in the CBCA, except that the DGCL
                          defendants' reasonable expenses attributable to the   does not impose (i) the reasonable cause
                          defense of such action, exclusive of attorney's       requirement and (ii) the security requirement
                          fees.  In addition, the Company may, at any time      imposed by the CBCA.
                          before final judgment, require the plaintiff to
                          give a security for the costs and reasonable
                          expenses which may be incurred by the Company or
                          other parties named as defendants in the defense of
                          such action, but not including attorney's fees, if
                          the shareholder instituting the action holds less
                          than 5% of the outstanding shares of any class of
                          the Company, unless the shares so held have a
                          market value in excess of $25,000.  If the court
                          then finds that the action was instituted without
                          cause, the corporation may have recourse to such
                          security in the amount determined by the court.

Reacquisition of Stock    Under the CBCA, the Company may acquire its own       The DGCL requires that (i) all repurchases of
by the Corporation        shares, subject to certain limitations, and except    shares by AGU Delaware be made of out of
                          in certain circumstances, such shares will            surplus and (ii) a purchase of shares
                          constitute authorized but unissued shares.            redeemable at the option of AGU Delaware not be
                                                                                made for more than the price at which the
                                                                                shares may then be redeemed.

                                                  AGU                                             AGU Delaware
                          ----------------------------------------------------  ---------------------------------------------------

                                                                                Under the DGCL, shares of stock issued by AGU
                                                                                Delaware as fully paid and afterwards
                                                                                reacquired by AGU Delaware without applying
                                                                                "capital" in connection with such reacquisition
                                                                                have the status of "treasury shares" if the
                                                                                Board of Directors does not by resolution
                                                                                retire the shares reacquired.  Treasury shares
                                                                                differ from stock that is authorized and
                                                                                unissued in that treasury shares that have a
                                                                                par value are freed from the requirement that
                                                                                they must be sold at not less than par.

Franchise Tax             There is no franchise tax in Colorado.                The DGCL requires corporations to pay franchise
                                                                                tax annually (current maximum is $165,000 a
                                                                                year).

Federal Income Tax Consequences of The Reincorporation Merger

         The following discussion addresses the material federal income tax consequences of the reincorporation merger that are applicable to holders of shares of AGU Common Stock. The discussion does not address all federal income tax consequences that may be relevant to a particular holder of shares of AGU Common Stock, or any foreign, state or local tax considerations. Accordingly, holders of AGU Common Stock are urged to consult their own tax advisors as to the specific federal, foreign, state and local tax consequences to them as a result of the reincorporation merger.

         The following discussion is based upon the Code, applicable Treasury Regulations, judicial authority and administrative rulings and practice, all as of the date hereof. The Company has not and will not request a ruling from the Internal Revenue Service regarding the tax consequences of the reincorporation merger.

         The Company believes that the reincorporation merger and the resulting reincorporation of the Company from Colorado to Delaware will constitute a tax-free reorganization within the meaning of Section 368(a) of the Code (other than with respect to dissenting shareholders). Accordingly, for federal income tax purposes: (i) no gain or loss will be recognized by the holders of shares of AGU Common Stock upon consummation of the reincorporation merger; (ii) the aggregate tax basis of shares of AGU Delaware Common Stock received in the reincorporation merger will be the same as the aggregate tax basis of shares of AGU Common Stock exchanged in the reincorporation merger; and (iii) the holding period of the shares of AGU Delaware Common Stock received in the reincorporation merger will include the period for which shares of AGU Common Stock were held.

Accounting Treatment of The Reincorporation Merger

         The reincorporation merger will be accounted for as a reverse merger whereby, for accounting purposes, the Company will be considered the accounting acquiror and AGU Delaware will be treated as the successor to the historical operations of the Company. Accordingly, the historical financial statements of the Company, which previously have been reported to the Commission on Forms 10-KSB and 10-QSB, among others, as of and for all periods through the date of this proxy statement, will be treated as the financial statements of AGU Delaware.

Regulatory Approval

         To the Company's knowledge, the only required regulatory or governmental approval or filing necessary in connection with the consummation of the reincorporation merger will be the filing of the Articles of Merger (including the merger agreement) with the Secretary of State of Colorado and the filing of the Certificate of Merger with the Secretary of State of Delaware.

Rights of Dissenting Shareholders

         Colorado law provides that a shareholder of the Company is entitled to dissenters' rights of appraisal in connection with the reincorporation merger. Summarized below are the dissenters' rights and the statutory procedures required to be followed in order to perfect such rights. A copy of Article 113 of the CBCA, which is the provision governing dissenters' rights under the CBCA, is attached to this proxy statement as Appendix G. The following summary is qualified in its entirety by reference to Article 113 of the CBCA, and such Article should be reviewed carefully by the shareholders. Failure to comply strictly with all conditions for asserting rights as a dissenting shareholder, including the time limits, will result in loss of such dissenters' rights by the dissenting shareholder.

         A shareholder of the Company may assert dissenters' rights as to fewer than all of the shares of AGU Common Stock registered in such record holder's name only if the record holder dissents and does not vote in favor of the reincorporation proposal with respect to all shares of AGU Common Stock beneficially owned by any one person and causes the Company to receive written notice which states such dissent and the name, address and federal taxpayer identification number, if any, of each beneficial holder on whose behalf the record holder asserts dissenters' rights.

         A beneficial holder of AGU Common Stock may assert dissenters' rights as to the shares held on such beneficial shareholder's behalf only if the beneficial holder causes the Company to receive the record holder's written consent to the dissent not later than the time the beneficial holder asserts dissenters' rights and the beneficial holder dissents and causes the record holder to refrain from voting in favor of the reincorporation proposal with respect to all shares of AGU Common Stock owned by the beneficial holder.

         If the shareholder of AGU Common Stock wishes to dissent, it must send to the Company, before the vote on the reincorporation merger is taken, written notice of its intention to demand payment for its shares of AGU Common Stock if the reincorporation merger is effectuated and not vote the shares in favor of the reincorporation merger. Provided such notice is received and such dissenting shareholder does not vote the shares in favor of the reincorporation merger, a dissenting shareholder's failure to vote against the reincorporation merger, i.e., an abstention, will not effect his or her dissenters' rights under Article 113 of the CBCA. Neither a vote against the reincorporation proposal nor any proxy directing such vote, nor abstention from voting on the reincorporation proposal, will satisfy the requirement for a written notice to the Company. All such notices should be mailed to AGU Entertainment Corp., 11077 Biscayne Boulevard, Suite 100, Miami, Florida 33161, Attention: Secretary.

         If the reincorporation merger is authorized at the Annual Meeting, then, within ten days thereafter, we will provide to the dissenting shareholder, if still entitled to demand payment, a written notice containing all information required by Colorado law. The dissenting shareholder entitled to demand payment must, in accordance with the provisions of Article 113 of the CBCA, demand payment and deposit stock certificates representing such dissenting holder's shares of AGU Common Stock.

         We will pay to the dissenting shareholder, if eligible, and if it has validly exercised its dissenters' rights under Article 113 of the CBCA, the amount we estimate is the fair value of the dissenting shareholder's shares plus interest at the rate provided in Article 113 of the CBCA from the effective date of the reincorporation until the payment date. We also will provide the information required by Article 113 of the CBCA to the dissenting shareholder entitled to receive payment.

         If the dissenting shareholder has validly exercised dissenters' rights under Article 113 of the CBCA and believes that (i) the amount offered or paid is less than the fair value of such holder's shares or that the interest was incorrectly calculated, (ii) we have failed to make the payment within sixty days of the deadline for receiving payment demand, or (iii) we do not return deposited certificates when required to do so, the dissenting holder may give notice to us of such holder's estimate of the fair market value of such holder's shares and the amount of interest due and demand payment of such estimate, less any payment previously made by us, or the dissenting holder may reject our offer and demand payment of the fair value of the shares and interest due. If a dissenting holder's demand for payment remains unresolved, then we may, within sixty days of receipt thereof, commence a proceeding and petition the court to determine the fair value of such dissenting holder's shares and interest due thereon. If we do not timely make such a request, we must pay the dissenting holder the amount set forth in such holder's demand for payment.

         THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE APPROVAL OF PROPOSAL 3.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership to the SEC. Officers, directors and greater than 10% shareholders are required by the SEC regulations to furnish us with copies of all Section 16(a) reports they file.

         To our knowledge, based solely on a review of the copies of such reports submitted to the SEC, each of Messrs. Solomon, Garland, Poling, Jacobi, Catinella and Levy filed a late report on Form 3.

                                    AUDITORS

         The Audit Committee has appointed Weinberg & Company, P.A. as AGU's independent accountants to audit our consolidated financial statements for the fiscal year ending December 31, 2004. We have been advised that representatives of Weinberg & Company, P.A. will be present at the Annual meeting with the opportunity to make a statement if the representatives desire to do so. It is expected that the representatives will be available to respond to appropriate questions.

         On June 8, 2004, we notified our then-principal accountants, Cordovano and Honeck, P.C., that we were terminating their engagement as principal accountants and engaging Weinberg & Company, P.A. as our new principal accountants. The termination of Cordovano and Honeck, P.C. and the engagement of Weinberg & Company, P.A. were approved by our Audit Committee. The reports of Cordovano and Honeck, P.C. on our consolidated financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except as follows: Cordovano and Honeck, P.C.'s report on our consolidated financial statements as of and for the two fiscal years ended December 31, 2002 and 2003 contained a separate paragraph stating that "the accompanying consolidated financial statements have been prepared assuming that AGU will continue as a going concern. As discussed in AGU's notes to the financial statements, AGU has suffered significant operating losses since inception, which raises a substantial doubt about its ability to continue as a going concern." The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty. In connection with its audits of the two fiscal years ended December 31, 2002 and 2003, and the review of the consolidated financial statements through March 31, 2004, there were no disagreements with Cordovano and Honeck, P.C. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which disagreements, if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement. On June 11, 2004, Cordovano and Honeck, P.C. furnished a letter to the SEC stating that it agrees with the above description. No representatives from Cordovano and Honeck, P.C. are expected to be present at the Annual Meeting. The Audit Committee has authorized Cordovano and Honeck, P.C. to respond fully to the inquiries of Weinberg & Company, P.A.

         During 2003 and 2002, AGU retained Cordovano and Honeck, P.C. to provide services in the following categories:

                                                    2003            2002
                                              -------------   -------------
Audit Fees................................         $ 2,000         $ 2,500
Audit-Related Fees........................           1,685           4,112
Tax Fees..................................               0             425
All Other Fees............................               0               0
                                              -------------   -------------
Total.....................................         $ 3,685         $ 7,037
                                              =============   =============

      Audit Fees. Audit Fees are those fees for professional services rendered in connection with the audit of the Company's financial statements for the years ended December 31, 2003 and 2002 and the review of the Company's quarterly consolidated financial statements on Form 10-QSB that are customary under auditing standards generally accepted in the United States.

      Audit-Related Fees. Audit-Related Fees in 2003 and 2002 consisted primarily of fees paid in connection with reviewing public filings and conducting post-audit reviews for such filings.

      Tax Fees. Tax Fees in 2002 consisted of fees paid in connection with the filing of the Company's federal and state tax returns.

      All Other Fees. There were no fees billed for professional services related to financial information systems design and implementation by Cordovano and Honeck, P.A. in 2003 or 2002.

         Pre-approval Policies. AGU had no standing Audit Committee in 2003 or 2002. In August 2004, the Audit Committee adopted a Pre-Approval Policy which provides procedures for the pre-approval of all audit, audit-related, tax and other services performed by its independent accountants by the Audit Committee and procedures for the engagement of the independent auditor each year.

                    SHAREHOLDER PROPOSALS AND NOMINATIONS OF
                     DIRECTORS FOR THE 2005 ANNUAL MEETINGS

         Pursuant to recent amendments to the proxy rules promulgated under the Exchange Act, the deadline for providing the Company timely notice of any shareholder proposal to be submitted outside of the Rule 14a-8 process for consideration at the Company's Annual Meeting to be held in 2005 (the "2005 Annual Meeting") will be June 9, 2005. As to all such matters which the Company does not have notice on or prior to June 9, 2005, discretionary authority shall be granted to the person designated in the Company's proxy related to the 2005 Annual Meeting to vote on such proposal. In addition, the Exchange Act Rule 14a-8 requirements applicable to inclusion of shareholder proposals in AGU's proxy materials related to the 2005 Meeting require that a shareholder proposal regarding the 2005 Meeting must be submitted to AGU Entertainment Corp.,
Attention: Secretary, at its office located at 11077 Biscayne Boulevard, Suite 100, Miami, Florida 33161 by June 9, 2005 to receive consideration for inclusion in AGU's proxy materials for the 2005 Annual Meeting. Any such proposal must comply with the proxy rules under the Exchange Act, including Exchange Act Rule 14a-8.

                          ANNUAL AND QUARTERLY REPORTS

         This Proxy Statement is accompanied by the Annual Report to Shareholders, which includes (i) AGU's Annual Report on Form 10-KSB/A filed with the SEC for the year ended December 31, 2003 (the "Annual Report"), (ii) AGU's Quarterly Report on Form 10-QSB filed with the SEC for the quarterly period ended June 30, 2004 (the "Quarterly Report"), and (iii) certain other information about AGU. The Annual Report contains the Company's audited financial statements for the fiscal year ended December 31, 2003 and "Management's Discussion and Analysis of Financial Condition and Results of Operations" for such annual period, which occurred prior to the Share Exchange and therefore reflects the financial and other information of AGU's predecessor company. The Quarterly Report contains the Company's unaudited financial statements for the three and six month periods ended June 30, 2004 and "Management's Discussion and Analysis of Financial Condition and Results of Operations" for such quarterly period.

         EACH PERSON SOLICITED HEREUNDER CAN OBTAIN ANOTHER COPY OF THE COMPANY'S ANNUAL REPORT TO SHAREHOLDERS, INCLUDING THE ANNUAL REPORT ON FORM 10-KSB/A FOR THE FISCAL YEAR ENDED DECEMBER 31, 2003 AND QUARTERLY REPORT ON FORM 10-QSB FOR THE QUARTERLY PERIOD ENDED JUNE 30, 2004, EACH FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND ANY OR ALL OF THE DOCUMENTS INCORPORATED BY REFERENCE THEREIN (OTHER THAN EXHIBITS TO THE ANNUAL REPORT AND QUARTERLY REPORT UNLESS SUCH EXHIBITS ARE SPECIFICALLY INCORPORATED BY REFERENCE TO THE INFORMATION THAT IS INCORPORATED) WITHOUT CHARGE BY SENDING A WRITTEN REQUEST
TO:

                             AGU ENTERTAINMENT CORP.
                       11077 Biscayne Boulevard, Suite 100
                              Miami, Florida 33161

                                         By Order of the Board of Directors,


                                         David C. Levy
                                         President and Secretary
October 7, 2004

                               INDEX OF APPENDIXES

Appendix A:       Audit Committee Charter
Appendix B:       Nominating and Corporate Governance Committee Charter
Appendix C:       2004 Stock Option and Stock Incentive Plan
Appendix D:       Agreement and Plan of Merger
Appendix E:       Delaware Certificate of Incorporation of AGU
Appendix F:       Delaware ByLaws of AGU
Appendix G:       Dissenters' Rights under CBCA

                                 REVOCABLE PROXY
                             AGU ENTERTAINMENT CORP.
                         Annual Meeting of Shareholders
                                October 20, 2004

         The undersigned, as shareholder of AGU Entertainment Corp. ("AGU"), hereby constitutes and appoints DAVID C. LEVY and JOHN W. POLING as attorneys-in-fact and proxies of the undersigned, with full power of substitution for and in the name, place and stead of the undersigned to appear at the Annual Meeting of Shareholders (the "Annual Meeting") of AGU to be held at 11077 Biscayne Boulevard, Suite 100, Miami, Florida 33161 on the 20th day of October, 2004, and at any postponement or adjournment thereof, and to vote all of the shares of common stock of AGU which the undersigned is entitled to vote, with all the powers and authority the undersigned would possess if personally present. The undersigned directs the proxy to vote as indicated herein.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF AGU. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES FOR DIRECTOR, "FOR" THE ADOPTION OF THE 2004 STOCK OPTION AND STOCK INCENTIVE PLAN, AND "FOR" THE REINCORPORATION OF AGU IN THE STATE OF DELAWARE.

         THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED. IF NO INSTRUCTIONS TO THE CONTRARY ARE INDICATED, THE PERSONS NAMED HEREIN INTEND TO VOTE "FOR" THE ELECTION OF THE DIRECTOR NOMINEES LISTED "FOR" THE APPROVAL OF THE 2004 STOCK OPTION AND STOCK INCENTIVE PLAN, AND "FOR" THE REINCORPORATION OF AGU IN THE STATE OF DELAWARE. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

         THE PROXY AGENT PRESENT AND ACTING IN PERSON OR BY HIS SUBSTITUTE MAY EXERCISE ALL THE POWERS CONFERRED BY THIS PROXY. DISCRETIONARY AUTHORITY IS CONFERRED BY THIS PROXY AS TO CERTAIN MATTERS DESCRIBED IN AGU'S PROXY STATEMENT.

         The undersigned may revoke this proxy any time before it is voted by
(i) filing with the Secretary of AGU a written notice of revocation bearing a later date than this proxy, (ii) duly executing a later dated proxy relating to the same shares, or (iii) attending the Annual Meeting and voting in person (although attendance of the Annual Meeting will not in itself constitute a revocation of the proxy). Before the taking of the vote at the Annual Meeting, any written notice of revocation or subsequent proxy should be sent to AGU Entertainment Corp., 11077 Biscayne Boulevard, Suite 100, Miami, Florida 33161,
Attention: Secretary or hand delivered to the Secretary of AGU.

         The undersigned hereby acknowledges receipt of (i) AGU's Annual Report to Shareholders, which includes AGU's 2004 Annual Report on Form 10-KSB/A for the fiscal year ended December 31, 2003, AGU's Quarterly Report on Form 10-QSB for the quarterly period ended June 30, 2004, and certain other information about AGU, (ii) Notice of AGU's Annual Meeting and (iii) the Proxy Statement relating thereto.

         YOUR VOTE IS IMPORTANT! PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH JOINT TENANTS SHOULD SIGN. PERSONS SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE, GUARDIAN, OR OTHER FIDUCIARY SHOULD STATE FULL TITLE. IF SHARES ARE HELD BY A CORPORATION, THE PRESIDENT OR DULY AUTHORIZED OFFICER SHOULD SIGN.

         THANK YOU FOR VOTING!

                  [PLEASE SIGN AND DATE ON THE FOLLOWING PAGE]

         Please mark your votes as in this example: |X|

         1. To elect the following five director nominees, each of whom will hold office for one year until the 2005 Annual Meeting of Shareholders and until his successor has been duly elected and qualified, as more fully described in the accompanying Proxy Statement.

             Nominee                  FOR           WITHHOLD           Number of Votes*
             -------                  ---           --------           ---------------

LES GARLAND                           |_|            |_|               ----------------

JOHN W. POLING                        |_|            |_|               ----------------

MICHAEL J. SOLOMON                    |_|            |_|               ----------------

GREGORY R. CATINELLA                  |_|            |_|               ----------------

DAVID C. LEVY                         |_|            |_|               ----------------

            *You may cumulate your votes by multiplying the number of votes you are entitled to cast by the number of directors for whom you are entitled to vote, i.e., five, and cast the number of votes equal to the product of such cumulation for a single nominee or distribute the product among two or more nominees. For example, if you hold 1,000 shares of AGU Common Stock, you are entitled to cast a total of 5,000 votes for any single nominee or a combination of nominees. If you wish to cumulate your votes, please indicate the number of votes you wish to cast for each nominee in the space provided. The total number of votes you cast in the aggregate cannot exceed your cumulative vote total.

      2.    To approve the 2004 Stock Option and Stock Incentive Plan.

              |_|      FOR           |_|        AGAINST        |_|    ABSTAIN

      3. To consider and vote on the reincorporation of AGU in the State of Delaware, to be effected pursuant to an Agreement and Plan of Merger, dated September 30, 2004, by and between AGU and AGU Entertainment Corp., a Delaware corporation and a wholly owned subsidiary of the Company ("AGU Delaware"), pursuant to which AGU will merge with and into AGU Delaware, and AGU Delaware will survive the reincorporation merger (approval of this reincorporated proposal will constitute approval of the reincorporation merger and the Agreement and Plan of Merger);

              |_|      FOR           |_|        AGAINST        |_|    ABSTAIN

                                       DATE:                             2004
                                            --------------------------,
                                              (Please date this Proxy)


                                            ---------------------------
     MARK THE BOX AT LEFT IF
 |_| YOU PLAN TO ATTEND THE
     2004 ANNUAL MEETING OF SHAREHOLDERS.

                                            ---------------------------
                                                    (Signature)

                             Please sign your name exactly as it appears on your stock certificate(s), indicating any official position or representative capacity. If shares are registered in more than one name, all owners should sign.

                                                                      Appendix A

                             AGU ENTERTAINMENT CORP.

                             AUDIT COMMITTEE CHARTER

I.    PURPOSE

      There shall be a committee of the board of directors (the "Board") to be known as the Audit Committee (the "Committee") of AGU Entertainment Corp. (the "Company"). The Committee is responsible for (i) overseeing the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company, (ii) preparing an audit committee report as required by the rules of the Securities and Exchange Commission ("SEC"), and (iii) adopting written procedures for the confidential receipt, retention and consideration of any report of material violation under 17 C.F.R. Part 205.3, in accordance with the Committee's role as "qualified legal compliance committee" (as defined in 17 C.F.R. Part 205.2) of the Company.

II.   COMPOSITION

      The Committee shall be comprised of at least three (3) members, at least one of whom must qualify as a "financial expert" under the rules and regulations of the SEC.

      The Board shall appoint the members of the Committee upon the recommendation of the Nominating and Corporate Governance Committee. Upon the recommendation of the Nominating and Corporate Governance Committee, the Board shall appoint one member of the Committee to serve as Chairperson. If the Board fails to appoint a Chairperson, the members of the Committee shall elect a Chairperson by majority vote. The Chairperson shall be responsible for leadership of the Committee, including overseeing the agenda, presiding over meetings and reporting to the Board, and shall have authority to act on behalf of the Committee between meetings. If the Committee Chairperson is not present at a meeting, the remaining members of the Committee may designate an acting chairperson.

      The members of the Committee shall serve until their resignation, retirement or removal by the Board or until their successors shall be appointed and qualify. No member of the Committee shall be removed except by a majority vote of the full Board. The Board shall have the authority to fill vacancies or add additional members to the Committee.

III.  MEETINGS AND PROCEDURES

      Consistent with the Company's charter documents, Bylaws and applicable state law, the following shall apply:

      o The Committee shall fix its own rules of procedure, which shall be consistent with the Bylaws of the Company and this Charter.

      o The Committee shall meet at least four times per year on a quarterly basis, or more frequently as circumstances require. One or more meetings may be conducted in whole or in part by telephone conference call or similar means if it is impracticable to obtain the personal presence of each Committee member. The Company shall make available to the Committee, at its meetings and otherwise, such individuals and entities as may be designated from time to time by the Committee, such as members of management including, but not limited to, the internal audit and accounting staff, the independent auditors, inside and outside counsel, and other individuals or entities (whether or not employed by the Company and including any corporate governance employees and individuals or entities performing internal audit services as independent contractors).

      o The Chairperson of the Committee or a majority of the members of the Committee may call special meetings of the Committee.

      o The Chairperson, in consultation with other members of the Committee, shall set the length of each meeting and the agenda of items to be addressed at each meeting and shall circulate the agenda to each member of the Committee in advance of each meeting.

      o A majority of the members of the Committee shall constitute a quorum.

      o The Committee may request that any directors, officers or employees of the Company, or other persons whose advice and counsel are sought by the Committee, attend any meeting of the Committee and/or provide such pertinent information as the Committee requests.

      o The Committee shall keep written minutes of its meetings, which minutes shall be maintained by the Company with the books and records of the Company. The Chairperson may designate an officer or employee of the Company to serve as secretary to the Committee.

IV.   DUTIES AND RESPONSIBILITIES

      The duties and responsibilities of the Committee shall be as follows:

      o be directly responsible for the appointment, compensation, retention and oversight of the work of any registered public accounting firm engaged (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company, and each such registered public accounting firm must report directly to the Committee;

      o establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and (ii) the confidential, anonymous submissions by Company employees of concerns regarding questionable accounting or auditing matters;

      o have the authority to engage independent counsel and other advisers, as it determines necessary to carry out its duties;

      o receive appropriate funding from the Company, as determined by the Committee in its capacity as a committee of the Board, for payment of: (i) compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company;
            (ii) compensation to any advisers employed by the Committee; and
            (iii) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties;

      o ensure its receipt from the outside auditors of a formal written statement delineating all relationships between the auditor and the Company, consistent with Independence Standards Board Standard 1, and actively engage in a dialogue with the auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor and for taking, or recommending that the full Board take, appropriate action to oversee the independence of the outside auditor;

      o obtain advice and assistance from internal or external legal or other advisors as required for the performance of its duties;

      o administer the Code of Ethics for Senior Financial Officers and the Code of Conduct;

      o     report regularly to the Board;

      o     evaluate the performance of the Committee annually;

      o     review and assess the adequacy of this Charter annually;

      o comply with all preapproval requirements of Section 10A(i) of the Exchange Act and all SEC rules relating to the administration by the Committee of the auditor engagement to the extent necessary to maintain the independence of the auditor as set forth in 17 C.F.R. ss. 210.2-01(c)(7);

      o make such other recommendations to the Board on such matters, within the scope of its function, as may come to its attention and which in its discretion warrant consideration by the Board;

      o     act as qualified legal compliance committee as defined in 17 C.F.R.
            Part 205.2; and

      o perform such other duties and responsibilities as may be assigned to the Committee, from time to time, by the Board.

V.    DELEGATION

      Any duties and responsibilities of the Committee, including, but not limited to, the authority to preapprove all audit and permitted non-audit services, may be delegated to one or more members of the Committee or a subcommittee thereof.

VI.   LIMITATIONS

      The Committee is responsible for the duties and responsibilities set forth in this Charter, but its role is oversight and therefore it is not responsible for either the preparation of the Company's financial statements or the auditing of the Company's financial statements. Management has the responsibility for preparing the financial statements and implementing internal controls and the independent auditors have the responsibility for auditing the financial statements and monitoring the effectiveness of the internal controls, subject, in each case, to the oversight of the Committee described in this Charter. The review of the financial statements by the Committee is not of the same character or quality as the audit performed by the independent auditors. The oversight exercised by the Committee is not a guarantee that the financial statements will be free from mistake or fraud. In carrying out its responsibilities, the Committee believes its policies and procedures should remain flexible in order to best react to a changing environment.

                                                                      Appendix B

                             AGU ENTERTAINMENT CORP.

              NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER

I.    PURPOSE

      There shall be a committee of the board of directors (the "Board") to be known as the Nominating and Corporate Governance Committee (the "Committee") of AGU Entertainment Corp. (the "Company"). The Committee is responsible for (i) developing and recommending to the Board a set of corporate governance policies for the Company, (ii) establishing criteria for selecting new directors, and (iii) identifying, screening and recruiting new directors. The Committee will also recommend to the Board nominees for directors and for committee membership.

II.   COMPOSITION

      The Committee shall be comprised of at least three (3) members who shall be appointed by the Board. The Board shall appoint one member of the Committee as Chairperson. If the Board fails to appoint a Chairperson, the members of the Committee shall elect a Chairperson by majority vote. The Chairperson shall be responsible for leadership of the Committee, including overseeing the agenda, presiding over meetings and reporting to the Board, and shall have authority to act on behalf of the Committee between meetings. If the Committee Chairperson is not present at a meeting, the remaining members of the Committee may designate an acting chairperson.

      The members of the Committee shall serve until their resignation, retirement or removal by the Board or until their successors shall be appointed and qualify. No member of the Committee shall be removed except by a majority vote of the full Board. The Board shall have the authority to fill vacancies or add additional members to the Committee.

III.  MEETINGS AND PROCEDURES

      Consistent with the Company's charter documents, Bylaws and applicable state law, the following shall apply:

      o The Committee shall fix its own rules of procedure, which shall be consistent with the Bylaws of the Company and this Charter.

      o The Committee shall meet at least annually or more frequently as circumstances require. One or more meetings may be conducted in whole or in part by telephone conference call or similar means if it is impracticable to obtain the personal presence of each Committee member. The Company shall make available to the Committee, at its meetings and otherwise, such individuals and entities as may be designated from time to time by the Committee, such as members of management, the independent auditors, inside and outside counsel, and other individuals or entities (whether or not employed by the Company and including any corporate governance employees and individuals or entities performing internal audit services as independent contractors).

      o The Chairperson of the Committee or a majority of the members of the Committee may call special meetings of the Committee.

      o The Chairperson, in consultation with other members of the Committee, shall set the length of each meeting and the agenda of items to be addressed at each meeting and shall circulate the agenda to each member of the Committee in advance of each meeting.

      o A majority of the members of the Committee shall constitute a quorum.

      o The Committee may request that any directors, officers or employees of the Company, or other persons whose advice and counsel are sought by the Committee, attend any meeting of the Committee and/or provide such pertinent information as the Committee requests, except that no director of the Company shall participate in discussions at which that director's nomination or committee selection is being discussed.

      o The Committee shall keep written minutes of its meetings, which minutes shall be maintained by the Company with the books and records of the Company. The Chairperson may designate an officer or employee of the Company to serve as secretary to the Committee.

IV.   RESPONSIBILITIES AND DUTIES OF THE COMMITTEE

      The Committee has the following duties and responsibilities:

      Selection of Director Nominees and Committee Membership

      o determine what types of backgrounds are needed to help strengthen and balance the Board and establish the process for identifying and evaluating nominees for director, including but not limited to establishing criteria for selecting new directors;

      o determine the minimum qualifications that must be met by the Committee recommended candidates;

      o conduct background and qualifications checks of persons the Committee wishes to recommend to the Board as candidates or to fill vacancies, as determined necessary by the Committee in its discretion;

      o conduct director evaluations prior to nomination of incumbent directors for election;

      o recommend to the Board the slate of nominees of directors to be proposed for election at the stockholders' meeting and recommend to the Board individuals to be considered by the Board to fill vacancies; approvals should follow a review by the Committee of the performance and contribution of fellow directors as well as the qualifications of proposed new directors;

      o recommend to the Board those directors to be selected for membership on the various Board committees and to serve as chairpersons of such committees; recommendations should consider the qualifications for membership on each committee, whether the candidate will be able to devote the requisite time to the committee, the extent to which there should be a policy of periodic rotation of directors among the committees, and any limitations on the number of consecutive years a director should serve on any one Board committee;

      o recommend to the Board director and committee member/chairperson compensation for those directors who are not also salaried officers of the Company;

      o establish policies regarding the consideration of director candidates recommended by stockholders; and

      o establish procedures to be followed by stockholders in submitting recommendations for director candidates.

Development and Implementation of Policies Regarding Corporate Governance
Matters

      o recommend to the Board policies to enhance the Board's effectiveness, including with respect to the distribution of information to Board members, the size and composition of the Board, and the frequency and structure of Board meetings;

      o develop and review periodically, and at least annually, the corporate governance policies of the Company to ensure that they are appropriate for the Company and that policies of the Company comply with applicable laws, regulations and listing standards, and recommend any desirable changes to the Board;

      o consider any other corporate governance issues that arise from time to time, and recommend appropriate actions to the Board; and

      o assist management in the review of director and officer liability insurance requirements and the alternative methods available for satisfying them.

Succession Planning and Other Matters

      o make recommendations to the Board with respect to potential successors for key management positions;

      o obtain advice and assistance from internal or external legal or other advisors as required for the performance of its duties;

      o     report regularly to the Board;

      o     evaluate the performance of the Committee annually;

      o     review and assess the adequacy of this Charter annually;

      o make such other recommendations to the Board on such matters, within the scope of its function, as may come to its attention and which in its discretion warrant consideration by the Board; and

      o perform such other duties and responsibilities as may be assigned to the Committee, from time to time, by the Board.

V.    INVESTIGATIONS AND STUDIES; OUTSIDE ADVISORS

      The Committee may conduct or authorize investigations into or studies of matters within the scope of the Committee's duties and responsibilities, and may retain, at the Company's expense, such experts and other professionals as it deems necessary. The Committee shall have the sole authority to retain or terminate any search firm to be used to identify and evaluate director candidates, including sole authority to approve the search firm's fees and other retention terms, such fees to be borne by the Company.

                                                                      Appendix C

                             AGU ENTERTAINMENT CORP.

                   2004 STOCK OPTION AND STOCK INCENTIVE PLAN

1.    Purpose of Plan

      The purpose of this 2004 Stock Option and Stock Incentive Plan (the "Plan") is to provide additional incentive to officers and directors of, and other key employees of and important consultants to, AGU Entertainment Corp. (the "Company"), and each present or future parent or subsidiary corporation of the Company ("Affiliates"), by encouraging them to invest in shares of the Company's common stock (the "Common Stock") and providing for awards in the form of options to purchase Common Stock and restricted shares of Common Stock (collectively, "Awards") in order to promote a proprietary interest in the Company and an increased personal interest in the Company's continued success and progress.

2.    Aggregate Number of Shares

      A maximum of 2,000,000 shares of Common Stock may be issued under this Plan either in the form of restricted shares or upon the exercise of options issued pursuant to the Plan. Up to 2,000,000 shares of Common Stock may be issued upon the exercise of Incentive Stock Options (as defined in Section 5(a)). Notwithstanding the foregoing, in the event of any change in the outstanding shares of Common Stock by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Committee (as defined in Section 4(a)), deems in its sole discretion to be similar circumstances, the aggregate number and kind of shares which may be issued under this Plan shall be appropriately adjusted in a manner determined in the sole discretion of the Committee. Reacquired shares of Common Stock, as well as unissued shares, may be used for the purpose of this Plan. Common Stock subject to options which have terminated unexercised, either in whole or in part, and restricted shares which are forfeited prior to vesting shall be available for future grants under this Plan.

3.    Class of Persons Eligible to Receive Awards

      All officers and directors and key employees of and important consultants to the Company and of or to any present or future Company parent or subsidiary corporation are eligible to receive Awards under this Plan. The individuals who shall, in fact, receive Awards shall be selected by the Committee, in its sole discretion, except as otherwise specified in Section 4 hereof, and are referred to herein as participants. No individual may receive Awards under this Plan which in the aggregate equal more than 90% of the total number of shares of Common Stock authorized for issuance under this Plan.

4.    Administration of Plan

      (a) This Plan shall be administered either by the Company's Board of Directors or a Compensation Committee appointed by the Company's Board of Directors. The Compensation Committee shall consist of a minimum of two and a maximum of five members of the Board of Directors, each of whom shall be a "Non-Employee Director" within the meaning of Rule 16b-3(b)(3) under the Securities Exchange Act of 1934, as amended, or any future corresponding rule, except that the failure of the Compensation Committee for any reason to be composed solely of Non-Employee Directors shall not prevent an Award from being considered granted under this Plan. The term "Committee," as used herein, shall refer to either the Company's Board of Directors or such Compensation Committee, depending upon who is administering the Plan. The Committee shall, in addition to its other authority and subject to the provisions of this Plan, determine which individuals shall in fact be granted an option or options, whether the option shall be an Incentive Stock Option or a Non-Qualified Stock Option (as such terms are defined in Section 5(a)), the number of shares to be subject to each of the options, the time or times at which the options shall be granted, the rate of option exercisability, and, subject to Section 5 hereof, the price at which each of the options is exercisable and the duration of the option. The Committee shall further have full and complete authority, subject to the provisions of the Plan, to grant restricted shares and, in addition to the terms and conditions contained in Sections 6 and 9 hereof, to provide such other terms and conditions (which need not be identical among participants) with respect to such restricted shares and the lapsing of restrictions thereon, as the Committee shall determine in its sole discretion. The dollar value of restricted shares granted under the Plan shall be calculated based upon the fair market value of the Common Stock on the date of the grant as such term is defined in Section 5(a) of the Plan.

      (b) The Committee shall adopt such rules for the conduct of its business and administration of this Plan as it considers desirable. A majority of the members of the Committee shall constitute a quorum for all purposes. The vote or written consent of a majority of the members of the Committee on a particular matter shall constitute the act of the Committee on such matter. The Committee shall have the right to construe the Plan and the Awards granted pursuant thereto, to correct defects and omissions and to reconcile inconsistencies to the extent necessary to effectuate the Plan and the Awards granted pursuant thereto, and such action shall be final, binding and conclusive upon all parties concerned. No member of the Committee or the Board of Directors shall be liable for any act or omission (whether or not negligent) taken or omitted in good faith, or for the exercise of an authority or discretion granted in connection with the Plan to a Committee or the Board of Directors, or for the acts or omissions of any other members of a Committee or the Board of Directors. Subject to the numerical limitations on Committee membership set forth in Section 4(a) hereof, the Board of Directors may at any time appoint additional members of the Committee and may at any time remove any member of the Committee with or without cause. Vacancies in the Committee, however caused, may be filled by the Board of Directors, if it so desires.

5.    Incentive Stock Options and Non-Qualified Stock Options

      (a) Options issued pursuant to this Plan may be either Incentive Stock Options granted pursuant to Section 5(b) hereof or Non-Qualified Stock Options granted pursuant to Section 5(c) hereof, as determined by the Committee. An "Incentive Stock Option" is an option which satisfies all of the requirements of
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and the regulations thereunder, and a "Non-Qualified Stock Option" is an option which either does not satisfy all of those requirements or the terms of the option provide that it will not be treated as an Incentive Stock Option. The Committee may grant both an Incentive Stock Option and a Non-Qualified Stock Option to the same person, or more than one of each type of option to the same person. The option price for options issued under this Plan shall be equal at least to the fair market value (as defined below) of the Common Stock on the date of the grant of the option. The fair market value of the Common Stock on any particular date shall mean the last reported sale price of a share of the Common Stock on any stock exchange on which such stock is then listed or admitted to trading, or on the NASDAQ National Market, on such date, or if no sale took place on such day, the last such date on which a sale took place, or if the Common Stock is not then quoted on the NASDAQ National Market, or listed or admitted to trading on any stock exchange, the average of the bid and asked prices in the over-the-counter market on such date, or if none of the foregoing, a price determined in good faith by the Committee to equal the fair market value per share of the Common Stock.

      (b) Subject to the authority of the Committee set forth in Section 4(a) hereof, Incentive Stock Options issued pursuant to this Plan shall be issued substantially in the form set forth in Appendix I hereof, which form is hereby incorporated by reference and made a part hereof, and shall contain substantially the terms and conditions set forth therein. Incentive Stock Options shall not be exercisable after the expiration of ten years from the date such options are granted, unless terminated earlier under the terms of the option, except that options granted to individuals described in Section 422(b)(6) of the Code shall conform to the provisions of Section 422(c)(5) of the Code. At the time of the grant of an Incentive Stock Option hereunder, the Committee may, in its discretion, amend or supplement any of the option terms contained in Appendix I for any particular optionee, provided that the option as amended or supplemented satisfies the requirements of Section 422 of the Code and the regulations thereunder. Each of the options granted pursuant to this
Section 5(b) is intended, if possible, to be an "Incentive Stock Option" as that term is defined in Section 422 of the Code and the regulations thereunder. In the event this Plan or any option granted pursuant to this Section 5(b) is in any way inconsistent with the applicable legal requirements of the Code or the regulations thereunder for an Incentive Stock Option, this Plan and such option shall be deemed automatically amended as of the date hereof to conform to such legal requirements, if such conformity may be achieved by amendment. If such conformity may not be achieved by amendment, such option shall be deemed to be a Non-Qualified Stock Option.

      (c) Subject to the authority of the Committee set forth in Section 4(a) hereof, Non-Qualified Stock Options issued to officers and other key employees pursuant to this Plan shall be issued substantially in the form set forth in Appendix II hereof, which form is hereby incorporated by reference and made a part hereof, and shall contain substantially the terms and conditions set forth therein. Subject to the authority of the Committee set forth in Section 4(a) hereof, Non-Qualified Stock Options issued to directors and important consultants pursuant to this Plan shall be issued substantially in the form set forth in Appendix III hereof, which form is hereby incorporated by reference and made a part hereof, and shall contain substantially the terms and conditions set forth therein. Non-Qualified Stock Options shall expire ten years after the date they are granted, unless terminated earlier under the option terms. At the time of granting a Non-Qualified Stock Option hereunder, the Committee may, in its discretion, amend or supplement any of the option terms contained in Appendix II or Appendix III for any particular optionee.

      (d) Neither the Company nor any of its current or future parent, subsidiaries or affiliates, nor their officers, directors, shareholders, stock option plan committees, employees or agents shall have any liability to any optionee in the event (i) an option granted pursuant to Section 5(b) hereof does not qualify as an "Incentive Stock Option" as that term is used in Section 422 of the Code and the regulations thereunder; (ii) any optionee does not obtain the tax treatment pertaining to an "Incentive Stock Option;" or (iii) any option granted pursuant to Section 5(c) hereof is an "Incentive Stock Option."

      (e) Except as otherwise provided in Section 422 of the Code and regulations thereunder or any successor provision, no Incentive Stock Option granted pursuant to this Plan shall be transferable other than by will or the laws of descent and distribution. Except as otherwise provided by the Rules and Regulations of the Securities and Exchange Commission, the Committee at the time of grant of a Non-Qualified Stock Option may provide that such stock option is transferrable to any "family member" of the optionee by gift or qualified domestic relations order. For purposes of this section, a family member includes any child, stepchild, grandchild, parent, step-parent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the grantee's household (other than a tenant or employee), a trust in which these persons have more than 50% of the beneficial interest, a foundation in which these persons (or the grantee) controls the management of assets, and any other entity in which these persons or the grantee own more than 50% of the voting interests.

6.    Restricted Shares

      (a) At the time of an award of restricted shares, in addition to any other terms and conditions the Committee shall provide, the Committee shall establish for each participant a period of time during which restricted shares granted under the Plan are subject to forfeiture by the participant if the conditions established by the Committee, if any, are not met or upon the expiration of which the restricted shares shall vest and no longer be subject to restriction (the "Restricted Period"). Restricted shares may not be sold, assigned, transferred, pledged or otherwise encumbered by the participant, except as hereinafter provided, during the Restricted Period. Except for such restrictions, and subject to paragraphs (d) and (f) of this Section 6 and
Section 9 hereof, the participant as owner of such restricted shares shall have all the rights of a shareholder, including the right to vote the shares.

      (b) Except as provided in paragraph (i) of this Section 6, if a participant ceases to maintain Continuous Service for any reason (other than death or disability), all restricted shares theretofore awarded to such participant and which at the time of such termination of Continuous Service are subject to the restrictions imposed by paragraph (a) of this Section 6 shall upon such termination of Continuous Service be forfeited and returned to the Company. If a participant ceases to maintain Continuous Service by reason of death or disability, restricted shares then still subject to restrictions imposed by paragraph (a) of this Section 6 will be free of those restrictions. "Continuous Service," as used herein, means the absence of any interruption or termination of service as an officer or employee of the Company or any Affiliate. Service shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Company or any Affiliate or in the case of transfers between payroll locations of the Company, or between the Company, or its subsidiaries.

      (c) The Committee shall have the authority, in its discretion, to accelerate the time at which any or all of the restrictions shall lapse with respect to restricted shares, or to remove any or all of such restrictions, whenever it may determine that such action is appropriate by reason of changes in applicable tax or other laws or other changes in circumstances occurring after the commencement of such Restricted Period.

      (d) Each certificate in respect of restricted shares awarded under the Plan shall be registered in the name of the participant and deposited by the participant, together with a stock power endorsed in blank, with the Company and shall bear the following (or a similar) restricted legend (the "Restricted Legend"):

            The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) contained in the 2004 Stock Option and Stock Incentive Plan of AGU Entertainment Corp. Copies of such Plan are on file in the office of the Secretary of AGU Entertainment Corp., 11077 Biscayne Boulevard, Suite 100, Miami, Florida 33161.

      (e) At the time of any award of restricted shares, the participant shall enter into an agreement with the Company in a form attached hereto as Appendix IV, as modified by the Committee, agreeing to the terms and conditions of the restricted shares and such other matters as the Committee, in its sole discretion, shall determine (the "Restricted Stock Agreement").

      (f) The payment to a participant of cash dividends declared or paid on such restricted shares by the Company shall be deferred until the lapsing of any restrictions imposed under paragraph (a) of this Section 6. Such deferred dividends shall be held by the Company for the account of the participant. In such event, there shall be credited at the end of each year (or portion thereof) interest on the amount of the account at the beginning of the year at a rate per annum as the Committee, in its discretion, may determine. Payment of deferred dividends, together with interest accrued thereon, shall be made upon the earlier to occur of the lapsing of the restrictions imposed under paragraph (a) of this Section 6 or upon death or disability of the participant.

      (g) At the expiration of the Restricted Period, if any, imposed by paragraph (a) of this Section 6, the Company shall redeliver to the participant (or where the relevant provision of paragraph (b) of this Section 6 applies in the case of a deceased participant, to his legal representative, beneficiary or heir) the certificate(s) and stock power deposited with it pursuant to paragraph
(d) of this Section 6 and the shares represented by such certificate(s) shall be free of the Restricted Legend referred to in paragraph (d) of this Section 6. Notwithstanding the foregoing, the Securities Legend described in paragraph (g) of Section 9 shall continue to be included on all certificates as long as registration has not occurred.

      (h) During the Restricted Period, no Award nor any right of interest of a participant in such Award set forth in any instrument evidencing any Award under the Plan may be assigned, encumbered or transferred except, in the vent of the death of a participant, by will or the laws of descent and distribution.

      (i) The Committee may provide in the Restricted Stock Agreement if the Continuous Service of any participant (as defined in Section 6) is involuntarily terminated for whatever reason, except for cause, as defined by the Committee, at any time within a specified period after a change in control, unless the Committee shall otherwise provide, any Restricted Period with respect to restricted shares shall lapse upon such termination and all restricted shares shall become fully vested in the participant.

      (j) Upon the termination of any Restricted Period with respect to restricted shares (or at any such earlier time, if any, that an election is made by the participant under Section 83(b) of the Code, or any successor provision thereto, to include the value of such shares in taxable income), the Company may withhold from any payment or distribution made under this Plan sufficient shares or may withhold or cause to be paid by participant sufficient cash to cover any applicable withholding and employment taxes. The Company shall have the right to deduct from all dividends paid with respect to restricted shares the amount of any taxes which the Company is required to withhold with respect to such dividend payments. No discretion or choice shall be conferred upon any participant with respect to the form, timing or method of any such tax withholding.

7.    Amendment, Supplement, Suspension and Termination

      Awards shall not be granted pursuant to this Plan after the expiration of ten years from the date the Plan is adopted by the Board of Directors of the Company. The Board of Directors reserves the right at any time, and from time to time, to amend or supplement this Plan, including the forms of option or restricted stock agreement attached hereto, in any way, or to suspend or terminate it, effective as of such date, which date may be either before or after the taking of such action, as may be specified by the Board of Directors; provided, however, that such action shall not affect Awards granted under the Plan prior to the actual date on which such action occurred. If an amendment or supplement of this Plan is required by the Code or the regulations thereunder to be approved by the shareholders of the Company in order to permit the granting of "Incentive Stock Options" (as that term is defined in Section 422 of the Code and regulations thereunder) pursuant to the amended or supplemented Plan, such amendment or supplement shall also be approved by the shareholders of the Company in such manner as is prescribed by the Code and the regulations thereunder. If the Board of Directors voluntarily submits a proposed amendment, supplement, suspension or termination for shareholder approval, such submission shall not require any future amendments, supplements, suspensions or terminations (whether or not relating to the same provision or subject matter) to be similarly submitted for shareholder approval.

8.    Effectiveness of Plan

      This Plan shall become effective on the date of its adoption by the Company's Board of Directors, subject however to approval by the holders of the Common Stock in the manner as prescribed in the Code and the regulations thereunder. Options may be granted under this Plan prior to obtaining shareholder approval, provided such options shall not be exercisable until shareholder approval is obtained. No restricted shares may be made under the Plan prior to the receipt of shareholder approval.

9.    General Conditions

      (a) Nothing contained in this Plan or any Award granted pursuant to this Plan shall confer upon any employee the right to continue in the employ of the Company or any affiliated or subsidiary corporation or interfere in any way with the rights of the Company or any affiliated or subsidiary corporation to terminate his employment in any way.

      (b) Nothing contained in this Plan or any Award granted pursuant to this Plan shall confer upon any director or consultant the right to continue as a director of, or consultant to, the Company or any affiliated or subsidiary corporation or interfere in any way with the rights of the Company or any affiliated or subsidiary corporation, or their respective shareholders, to terminate the directorship of any such director or the consultancy relationship of any such consultant.

      (c) Corporate action constituting an offer of stock for sale to any person under the terms of the options to be granted hereunder shall be deemed complete as of the date when the Committee authorizes the grant of the option to the such person, regardless of when the option is actually delivered to such person or acknowledged or agreed to by him.

      (d) The terms "parent corporation" and "subsidiary corporation" as used throughout this Plan, and the options granted pursuant to this Plan, shall (except as otherwise provided in the option form) have the meaning that is ascribed to that term when contained in Section 422(b) of the Code and the regulations thereunder, and the Company shall be deemed to be the grantor corporation for purposes of applying such meaning.

      (e) References in this Plan to the Code shall be deemed to also refer to the corresponding provisions of any future United States revenue law.

      (f) The use of the masculine pronoun shall include the feminine gender whenever appropriate.

      (g) To the extent restricted shares or Common Stock issued upon the exercise of options granted pursuant to the Plan have not been registered under the federal and state securities laws or an exemption is otherwise unavailable, the certificates for Common Stock to be issued pursuant to the Plan shall bear the following securities legend (the "Securities Legend"):

            The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or under applicable state securities laws. The shares have been acquired for investment and may not be offered, sold, transferred, pledged or otherwise disposed of without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company that the proposed transaction will be exempt from such registration.

      The foregoing legend shall be removed upon registration of the legended shares under the Securities Act of 1933, as amended, and under any applicable state laws or upon receipt of any opinion of counsel acceptable to the Company that said registration is no longer required.

      (h) Each of the events specified in the following clauses (i) and (ii) of this subsection (h) shall be deemed a "change in control": (i) a change within a twelve-month period in the holders of more than 50% of the outstanding voting stock of the Company; or (ii) any other events deemed to constitute a "change in control" by the Committee.

      (i) In the event of any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Committee deems in its sole discretion to be similar circumstances, the number and kind of shares subject to options and the option price of such shares shall be appropriately adjusted in a manner to be determined in the sole discretion of the Committee and outstanding Awards shall be treated like all other outstanding shares of Common Stock. Any shares of stock or other securities received, as a result of any of the foregoing adjustment by the Committee or as part of an adjustment provided to shareholders in general, by a participant with respect to restricted shares shall be subject to the same restrictions and the certificate(s) or other instruments representing or evidencing such shares or securities shall be legended and deposited with the Company in the manner provided in Section 5 hereof.

                                   APPENDIX I

                             INCENTIVE STOCK OPTION


To:
   -----------------------------------------------------------------------------
                                      Name

Address:
        ------------------------------------------------------------------------

Date of Grant:
              ------------------------------------------------------------------


      You are hereby granted an option, effective as of the date hereof, to purchase __________ shares of common stock ("Common Stock") of AGU Entertainment Corp. (the "Company") at a price of $____________ per share pursuant to the Company's 2004 Stock Option and Stock Incentive Plan (the "Plan").

      Your Option may first be exercised at any time on or after one year from the anniversary of the Date of Grant, for up to __% of the total number of shares subject to the Option. Each succeeding anniversary of the Date of Grant, your Option may be exercised for up to an additional __% of the total number of shares subject to the Option until the total number of shares subject to the Option are fully exercisable. Thus, this Option vests __% on each yearly anniversary of the Date of Grant and is fully exercisable on or after __ years from the Date of Grant. This Option shall terminate and is not exercisable after 10 years from the Date of Grant (the "Scheduled Termination Date") This Option shall be adjusted for any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend or distribution, supplemental offering of shares, stock split, combination of shares, recapitalization, merger, consolidation, exchange of shares, reorganization, conversion or what the Committee deems in its sole discretion to be similar circumstances. No fractional shares shall be issued or delivered.

      In the event of a "Change of Control" (as defined below) of the Company, your option may, from and after the date of the Change of Control, and notwithstanding the immediately preceding paragraph, be exercised for up to 100% of the total number of shares then subject to the option minus the number of shares previously purchased upon exercise of the option (as adjusted for stock dividends, stock splits, combinations of shares and what the Committee deems in its sole discretion to be similar circumstances) and your vesting date may accelerate accordingly. A "Change of Control" shall be deemed to have occurred upon the happening of any of the following events:

1. A change within a twelve-month period in the holders of more than 50% of the outstanding voting stock of the Company; or

2. Any other event deemed to constitute a "Change of Control" by the Committee.

      You may exercise your option by giving written notice to the Secretary of the Company on forms supplied by the Company at its then principal executive office, accompanied by payment of the option price for the total number of shares you specify that you wish to purchase. The payment may be in any of the following forms: (a) cash, which may be evidenced by a check and includes cash received from a stock brokerage firm in a so-called "cashless exercise"; (b) unless prohibited by the Committee, certificates representing shares of Common Stock, which will be valued by the Secretary of the Company at the fair market value per share of Common Stock (as determined in accordance with the Plan) on the date of delivery of such certificates to the Company, accompanied by an assignment of the stock to the Company; or (c) unless prohibited by the Committee, any combination of cash and Common Stock valued as provided in clause
(b). The use of the so-called "attestation procedure" to exercise a stock option may be permitted by the Committee. Any assignment of stock shall be in a form and substance satisfactory to the Secretary of the Company, including guarantees of signature(s) and payment of all transfer taxes if the Secretary deems such guarantees necessary or desirable.

      Your option will, to the extent not previously exercised by you, terminate three months after the date on which your employment by the Company or a Company subsidiary corporation is terminated (whether such termination be voluntary or involuntary) other than by reason of disability as defined in Section 22(e)(3) of the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations thereunder, or death (but in no event later than the Scheduled Termination Date). After the date your employment is terminated, as aforesaid, you may exercise this option only for the number of shares which you had a right to purchase and did not purchase on the date your employment terminated. If you are employed by a Company subsidiary corporation, your employment shall be deemed to have terminated on the date your employer ceases to be a Company subsidiary corporation, unless you are on that date transferred to the Company or another Company subsidiary corporation. Your employment shall not be deemed to have terminated if you are transferred from the Company to a Company subsidiary corporation, or vice versa, or from one Company subsidiary corporation to another Company subsidiary corporation.

      If you die while employed by the Company or a Company subsidiary corporation, your executor or administrator, as the case may be, may, at any time within one year after the date of your death (but in no event later than the Scheduled Termination Date), exercise the option as to any shares which you had a right to purchase and did not purchase during your lifetime. If your employment with the Company or a Company parent or subsidiary corporation is terminated by reason of your becoming disabled (within the meaning of Section 22(e)(3) of the Code and the regulations thereunder), you or your legal guardian or custodian may at any time within one year after the date of such termination (but in no event later than the Scheduled Termination Date), exercise the option as to any shares which you had a right to purchase and did not purchase prior to such termination. Your executor, administrator, guardian or custodian must present proof of his authority satisfactory to the Company prior to being allowed to exercise this option.

      NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS OPTION, IN THE EVENT OF A SALE OR A PROPOSED SALE OF THE MAJORITY OF THE STOCK OR ASSETS OF THE COMPANY OR A PROPOSED CHANGE OF CONTROL, THE COMMITTEE SHALL HAVE THE RIGHT TO TERMINATE THIS OPTION UPON THIRTY (30) DAYS PRIOR WRITTEN NOTICE TO YOU, SUBJECT TO YOUR RIGHT TO EXERCISE SUCH OPTION TO THE EXTENT VESTED PRIOR TO SUCH TERMINATION.

      This option is not transferable otherwise than by will or the laws of descent and distribution, and is exercisable during your lifetime only by you, including, for this purpose, your legal guardian or custodian in the event of disability. Until the option price has been paid in full pursuant to due exercise of this option and the purchased shares are delivered to you, you do not have any rights as a shareholder of the Company. The Company reserves the right not to deliver to you the shares purchased by virtue of the exercise of this option during any period of time in which the Company deems, in its sole discretion, that such delivery would violate a federal, state, local or securities exchange rule, regulation or law.

      Notwithstanding anything to the contrary contained herein, this option is not exercisable until all the following events occur and during the following periods of time:

      (a) Until the Plan pursuant to which this option is granted is approved by the shareholders of the Company in the manner prescribed by the Code and the regulations thereunder;

      (b) Until this option and the optioned shares are approved and/or registered with such federal, state and local regulatory bodies or agencies and securities exchanges as the Company may deem necessary or desirable;

      (c) During any period of time in which the Company deems that the exercisability of this option, the offer to sell the shares optioned hereunder, or the sale thereof, may violate a federal, state, local or securities exchange rule, regulation or law, or may cause the Company to be legally obligated to issue or sell more shares than the Company is legally entitled to issue or sell; or

      (d) Until you have paid or made suitable arrangements to pay (which may include payment through the surrender of Common Stock, unless prohibited by the Committee) (i) all federal, state and local income tax withholding required to be withheld by the Company in connection with the option exercise, and (ii) your portion of other federal, state and local payroll and other taxes due in connection with the option exercise.

      The following two paragraphs shall be applicable if, on the date of exercise of this option, the Common Stock to be purchased pursuant to such exercise has not been registered under the Securities Act of 1933, as amended, and under applicable state securities laws, and shall continue to be applicable for so long as such registration has not occurred:

      (a) The optionee hereby agrees, warrants and represents that he will acquire the Common Stock to be issued hereunder for his own account for investment purposes only, and not with a view to, or in connection with, any resale or other distribution of any of such shares, except as hereafter permitted. The optionee further agrees that he will not at any time make any offer, sale, transfer, pledge or other disposition of such Common Stock to be issued hereunder without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company to the effect that the proposed transaction will be exempt from such registration. The optionee shall execute such instruments, representations, acknowledgments and agreements as the Company may, in its sole discretion, deem advisable to avoid any violation of federal, state, local or securities exchange rule, regulation or law.

      (b) The certificates for Common Stock to be issued to the optionee hereunder shall bear the following legend:

            The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or under applicable state securities laws. The shares have been acquired for investment and may not be offered, sold, transferred, pledged or otherwise disposed of without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company that the proposed transaction will be exempt from such registration.

      The foregoing legend shall be removed upon registration of the legended shares under the Securities Act of 1933, as amended, and under any applicable state laws or upon receipt of any opinion of counsel acceptable to the Company that said registration is no longer required.

      The sole purpose of the agreements, warranties, representations and legend set forth in the two immediately preceding paragraphs is to prevent violations of the Securities Act of 1933, as amended, and any applicable state securities laws.

      It is the intention of the Company and you that this option shall, if possible, be an "Incentive Stock Option" as that term is used in Section 422 of the Code and the regulations thereunder. In the event this option is in any way inconsistent with the legal requirements of the Code or the regulations thereunder for an "Incentive Stock Option," this option shall be deemed automatically amended as of the date hereof to conform to such legal requirements, if such conformity may be achieved by amendment. If such conformity may not be achieved by amendment, such option shall be deemed to be a Non-Qualified Stock Option.

      NOTHING HEREIN SHALL MODIFY YOUR STATUS AS AN AT-WILL EMPLOYEE OF THE COMPANY. FURTHER, NOTHING HEREIN GUARANTEES YOU EMPLOYMENT FOR ANY SPECIFIED PERIOD OF TIME. THIS MEANS THAT EITHER YOU OR THE COMPANY MAY TERMINATE YOUR EMPLOYMENT AT ANY TIME FOR ANY REASON, OR NO REASON. YOU RECOGNIZE THAT, FOR INSTANCE, YOU MAY TERMINATE YOUR EMPLOYMENT OR THE COMPANY MAY TERMINATE YOUR EMPLOYMENT PRIOR TO THE DATE ON WHICH YOUR OPTION BECOMES VESTED.

      Any dispute or disagreement between you and the Company with respect to any portion of this option or its validity, construction, meaning, performance or your rights hereunder shall be settled by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association or its successor, as amended from time to time. However, prior to submission to arbitration you will attempt to resolve any disputes or disagreements with the Company over this option amicably and informally, in good faith, for a period not to exceed two weeks. Thereafter, the dispute or disagreement will be submitted to arbitration. At any time prior to a decision from the arbitrator(s) being rendered, you and the Company may resolve the dispute by settlement. You and the Company shall equally share the costs charged by the American Arbitration Association or its successor, but you and the Company shall otherwise be solely responsible for your own respective counsel fees and expenses. The decision of the arbitrator(s) shall be made in writing, setting forth the award, the reasons for the decision and award and shall be binding and conclusive on you and the Company. Further, neither you nor the Company shall appeal any such award. Judgment of a court of competent jurisdiction may be entered upon the award and may be enforced as such in accordance with the provisions of the award.

      This option shall be subject to the terms of the Plan in effect on the date this option is granted, which terms are hereby incorporated herein by reference and made a part hereof. In the event of any conflict between the terms of this option and the terms of the Plan in effect on the date of this option, the terms of the Plan shall govern. This option constitutes the entire understanding between the Company and you with respect to the subject matter hereof and no amendment, supplement or waiver of this option, in whole or in part, shall be binding upon the Company unless in writing and signed by the President of the Company. This option and the performances of the parties hereunder shall be construed in accordance with and governed by the laws of the State of Delaware.

      IN CONSIDERATION OF THE GRANT TO YOU OF THIS OPTION, YOU HEREBY AGREE TO THE CONFIDENTIALITY AND NON-INTERFERENCE PROVISIONS SET FORTH IN ATTACHMENT A HERETO.

      Please sign the copy of this option and return it to the Company's Secretary, thereby indicating your understanding of and agreement with its terms and conditions, including Attachment A hereto.

                                       AGU ENTERTAINMENT CORP.


                                       By:
                                          -------------------------------------

      I hereby acknowledge receipt of a copy of the foregoing stock option and the 2004 Stock Option and Stock Incentive Plan and, having read them hereby signify my understanding of, and my agreement with, its terms and conditions including Attachment A hereto. I accept this option in full satisfaction of any previous written or verbal promises made to me by the Company with respect to option grants.


----------------------                  ---------------------------------------
(Date)                                              (Signature)

                          ATTACHMENT A TO STOCK OPTION

                      Confidentiality and Non-Interference

      (a) You covenant and agree that, in consideration of the grant to you of this stock option, you will not, during your employment with the Company or at any time thereafter, except with the express prior written consent of the Company or pursuant to the lawful order of any judicial or administrative agency of government, directly or indirectly, disclose, communicate or divulge to any individual or entity, or use for the benefit of any individual or entity, any knowledge or information with respect to the conduct or details of the Company's business which you, acting reasonably, believe or should believe to be of a confidential nature and the disclosure of which not to be in the Company's interest.

      (b) You covenant and agree that, in consideration of the grant to you of this stock option, you will not, for a period of one year after your employment with the Company ceases for any reason whatsoever (whether voluntary or not), except with the express prior written consent of the Company, directly or indirectly, whether as employee, owner, partner, consultant, agent, director, officer, shareholder or in any other capacity, for your own account or for the benefit of any individual or entity, (i) solicit any customer of the Company for business which would result in such customer terminating their relationship with the Company; or (ii) solicit or induce any (A) individual which is an employee of the Company to leave the Company or (B) entity to otherwise terminate their relationship with the Company.

      (c) The parties agree that any breach by you of any of the covenants or agreements contained in this Attachment A will result in irreparable injury to the Company for which money damages could not adequately compensate the Company and therefore, in the event of any such breach, the Company shall be entitled (in addition to any other rights and remedies which it may have at law or in equity) to have an injunction issued by any competent court enjoining and restraining you and/or any other individual or entity involved therein from continuing such breach. The existence of any claim or cause of action which you may have against the Company or any other individual or entity shall not constitute a defense or bar to the enforcement of such covenants. If the Company is obliged to resort to the courts for the enforcement of any of the covenants or agreements contained in this Attachment A, or if such covenants or agreements are otherwise the subject of litigation between the parties, and the Company prevails in such enforcement or litigation, then the term of such covenants and agreements shall be extended for a period of time equal to the period of such breach, which extension shall commence on the later of (a) the date on which the original (unextended) term of such covenants and agreements is scheduled to terminate or (b) the date of the final court order (without further right of appeal) enforcing such covenant or agreement.

      (d) If any portion of the covenants or agreements contained in this Attachment A, or the application hereof, is construed to be invalid or unenforceable, the other portions of such covenant(s) or agreement(s) or the application thereof shall not be affected and shall be given full force and effect without regard to the invalid or enforceable portions to the fullest extent possible. If any covenant or agreement in this Attachment A is held unenforceable because of the area covered, the duration thereof, or the scope thereof, then the court making such determination shall have the power to reduce the area and/or duration and/or limit the scope thereof, and the covenant or agreement shall then be enforceable in its reduced form.

      (e) For purposes of this Attachment A, the term "the Company" shall include the Company, any successor to the Company and all present and future direct and indirect subsidiaries and affiliates of the Company.

                                   APPENDIX II

                     NON-QUALIFIED STOCK OPTION FOR OFFICERS
                             AND OTHER KEY EMPLOYEES

To:
   -----------------------------------------------------------------------------
                                      Name

Address:
        ------------------------------------------------------------------------

Date of Grant:
              ------------------------------------------------------------------

      You are hereby granted an option, effective as of the date hereof, to purchase __________ shares of common stock ("Common Stock") of AGU Entertainment Corp. (the "Company") at a price of $_______ per share pursuant to the Company's 2004 Stock Option and Stock Incentive Plan (the "Plan").

      Your Option may first be exercised at any time on or after one year from the anniversary of the Date of Grant, for up to ___% of the total number of shares subject to the Option. Each succeeding anniversary of the Date of Grant, your Option may be exercised for up to an additional ___% of the total number of shares subject to the Option until the total number of shares subject to the Option are fully exercisable. Thus, this Option vests ___% on each yearly anniversary of the Date of Grant and is fully exercisable on or after 5 years from the Date of Grant. This Option shall terminate and is not exercisable after 10 years from the Date of Grant (the "Scheduled Termination Date"). This Option shall be adjusted for any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend or distribution, supplemental offering of shares, stock split, combination of shares, recapitalization, merger, consolidation, exchange of shares, reorganization, conversion or what the Committee deems in its sole discretion to be similar circumstances. No fractional shares shall be issued or delivered.

      In the event of a "Change of Control" (as defined below) of the Company, your option may, from and after the date of the Change of Control, and notwithstanding the immediately preceding paragraph, be exercised for up to 100% of the total number of shares then subject to the option minus the number of shares previously purchased upon exercise of the option (as adjusted for stock dividends, stock splits, combinations of shares and what the Committee deems in its sole discretion to be similar circumstances) and your vesting date may accelerate accordingly. A "Change of Control" shall be deemed to have occurred upon the happening of any of the following events:

1. A change within a twelve-month period in the holders of more than 50% of the outstanding voting stock of the Company; or

2. Any other event deemed to constitute a "Change of Control" by the Committee.

      You may exercise your option by giving written notice to the Secretary of the Company on forms supplied by the Company at its then principal executive office, accompanied by payment of the option price for the total number of shares you specify that you wish to purchase. The payment may be in any of the following forms: (a) cash, which may be evidenced by a check and includes cash received from a stock brokerage firm in a so-called "cashless exercise"; (b) unless prohibited by the Committee, certificates representing shares of Common Stock, which will be valued by the Secretary of the Company at the fair market value per share of Common Stock (as determined in accordance with the Plan) on the date of delivery of such certificates to the Company, accompanied by an assignment of the stock to the Company; or (c) unless prohibited by the Committee, any combination of cash and Common Stock valued as provided in clause
(b). The use of the so-called "attestation procedure" to exercise a stock option may be permitted by the Committee. Any assignment of stock shall be in a form and substance satisfactory to the Secretary of the Company, including guarantees of signature(s) and payment of all transfer taxes if the Secretary deems such guarantees necessary or desirable.

      Your option will, to the extent not previously exercised by you, terminate three months after the date on which your employment by the Company or a Company subsidiary corporation is terminated (whether such termination be voluntary or involuntary) other than by reason of disability as defined in Section 22(e)(3) of the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations thereunder, or death (but in no event later than the Scheduled Termination Date). After the date your employment is terminated, as aforesaid, you may exercise this option only for the number of shares which you had a right to purchase and did not purchase on the date your employment terminated. If you are employed by a Company subsidiary corporation, your employment shall be deemed to have terminated on the date your employer ceases to be a Company subsidiary corporation, unless you are on that date transferred to the Company or another Company subsidiary corporation. Your employment shall not be deemed to have terminated if you are transferred from the Company to a Company subsidiary corporation, or vice versa, or from one Company subsidiary corporation to another Company subsidiary corporation.

      If you die while employed by the Company or a Company subsidiary corporation, your executor or administrator, as the case may be, may, at any time within one year after the date of your death (but in no event later than the Scheduled Termination Date), exercise the option as to any shares which you had a right to purchase and did not purchase during your lifetime. If your employment with the Company or a Company parent or subsidiary corporation is terminated by reason of your becoming disabled (within the meaning of Section 22(e)(3) of the Code and the regulations thereunder), you or your legal guardian or custodian may at any time within one year after the date of such termination (but in no event later than the Scheduled Termination Date), exercise the option as to any shares which you had a right to purchase and did not purchase prior to such termination. Your executor, administrator, guardian or custodian must present proof of his authority satisfactory to the Company prior to being allowed to exercise this option.

      In the event of any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Committee deems in its sole discretion to be similar circumstances, the number and kind of shares subject to this option and the option price of such shares shall be appropriately adjusted in a manner to be determined in the sole discretion of the Committee.

      NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS OPTION, IN THE EVENT OF A SALE OR A PROPOSED SALE OF THE MAJORITY OF THE STOCK OR ASSETS OF THE COMPANY OR A PROPOSED CHANGE OF CONTROL, THE COMMITTEE SHALL HAVE THE RIGHT TO TERMINATE THIS OPTION UPON THIRTY (30) DAYS PRIOR WRITTEN NOTICE TO YOU, SUBJECT TO YOUR RIGHT TO EXERCISE SUCH OPTION TO THE EXTENT VESTED PRIOR TO SUCH TERMINATION.

      Except for transfers to ___________ under the terms set forth in the Plan, this option is not transferable otherwise than by will or the laws of descent and distribution, and is exercisable during your lifetime only by you, including, for this purpose, your legal guardian or custodian in the event of disability. Until the option price has been paid in full pursuant to due exercise of this option and the purchased shares are delivered to you, you do not have any rights as a shareholder of the Company. The Company reserves the right not to deliver to you the shares purchased by virtue of the exercise of this option during any period of time in which the Company deems, in its sole discretion, that such delivery would violate a federal, state, local or securities exchange rule, regulation or law.

      Notwithstanding anything to the contrary contained herein, this option is not exercisable until all the following events occur and during the following periods of time:

      (a) Until the Plan pursuant to which this option is granted is approved by the shareholders of the Company in the manner prescribed by the Code and the regulations thereunder;

      (b) Until this option and the optioned shares are approved and/or registered with such federal, state and local regulatory bodies or agencies and securities exchanges as the Company may deem necessary or desirable;

      (c) During any period of time in which the Company deems that the exercisability of this option, the offer to sell the shares optioned hereunder, or the sale thereof, may violate a federal, state, local or securities exchange rule, regulation or law, or may cause the Company to be legally obligated to issue or sell more shares than the Company is legally entitled to issue or sell; or

      (d) Until you have paid or made suitable arrangements to pay (which may include payment through the surrender of Common Stock, unless prohibited by the Committee) (i) all federal, state and local income tax withholding required to be withheld by the Company in connection with the option exercise and (ii) your portion of other federal, state and local payroll and other taxes due in connection with the option exercise.

      The following two paragraphs shall be applicable if, on the date of exercise of this option, the Common Stock to be purchased pursuant to such exercise has not been registered under the Securities Act of 1933, as amended, and under applicable state securities laws, and shall continue to be applicable for so long as such registration has not occurred:

      (a) The optionee hereby agrees, warrants and represents that he will acquire the Common Stock to be issued hereunder for his own account for investment purposes only, and not with a view to, or in connection with, any resale or other distribution of any of such shares, except as hereafter permitted. The optionee further agrees that he will not at any time make any offer, sale, transfer, pledge or other disposition of such Common Stock to be issued hereunder without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company to the effect that the proposed transaction will be exempt from such registration. The optionee shall execute such instruments, representations, acknowledgments and agreements as the Company may, in its sole discretion, deem advisable to avoid any violation of federal, state, local or securities exchange rule, regulation or law.

      (b) The certificates for Common Stock to be issued to the optionee hereunder shall bear the following legend:

            "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or under applicable state securities laws. The shares have been acquired for investment and may not be offered, sold, transferred, pledged or otherwise disposed of without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company that the proposed transaction will be exempt from such registration."

      The foregoing legend shall be removed upon registration of the legended shares under the Securities Act of 1933, as amended, and under any applicable state laws or upon receipt of any opinion of counsel acceptable to the Company that said registration is no longer required.

      The sole purpose of the agreements, warranties, representations and legend set forth in the two immediately preceding paragraphs is to prevent violations of the Securities Act of 1933, as amended, and any applicable state securities laws.

      It is the intention of the Company and you that this option shall not be an "Incentive Stock Option" as that term is used in Section 422 of the Code and the regulations thereunder.

      NOTHING HEREIN SHALL MODIFY YOUR STATUS AS AN AT-WILL EMPLOYEE OF THE COMPANY. FURTHER, NOTHING HEREIN GUARANTEES YOU EMPLOYMENT FOR ANY SPECIFIED PERIOD OF TIME. THIS MEANS THAT EITHER YOU OR THE COMPANY MAY TERMINATE YOUR EMPLOYMENT AT ANY TIME FOR ANY REASON, OR NO REASON. YOU RECOGNIZE THAT, FOR INSTANCE, YOU MAY TERMINATE YOUR EMPLOYMENT OR THE COMPANY MAY TERMINATE YOUR EMPLOYMENT PRIOR TO THE DATE ON WHICH YOUR OPTION BECOMES VESTED.

      Any dispute or disagreement between you and the Company with respect to any portion of this option or its validity, construction, meaning, performance or your rights hereunder shall be settled by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association or its successor, as amended from time to time. However, prior to submission to arbitration you will attempt to resolve any disputes or disagreements with the Company over this option amicably and informally, in good faith, for a period not to exceed two weeks. Thereafter, the dispute or disagreement will be submitted to arbitration. At any time prior to a decision from the arbitrator(s) being rendered, you and the Company may resolve the dispute by settlement. You and the Company shall equally share the costs charged by the American Arbitration Association or its successor, but you and the Company shall otherwise be solely responsible for your own respective counsel fees and expenses. The decision of the arbitrator(s) shall be made in writing, setting forth the award, the reasons for the decision and award and shall be binding and conclusive on you and the Company. Further, neither you nor the Company shall appeal any such award. Judgment of a court of competent jurisdiction may be entered upon the award and may be enforced as such in accordance with the provisions of the award.

      This option shall be subject to the terms of the Plan in effect on the date this option is granted, which terms are hereby incorporated herein by reference and made a part hereof. In the event of any conflict between the terms of this option and the terms of the Plan in effect on the date of this option, the terms of the Plan shall govern. This option constitutes the entire understanding between the Company and you with respect to the subject matter hereof and no amendment, supplement or waiver of this option, in whole or in part, shall be binding upon the Company unless in writing and signed by the President of the Company. This option and the performances of the parties hereunder shall be construed in accordance with and governed by the laws of the State of Delaware.

      IN CONSIDERATION OF THE GRANT TO YOU OF THIS OPTION, YOU HEREBY AGREE TO THE CONFIDENTIALITY AND NON-INTERFERENCE PROVISIONS SET FORTH IN ATTACHMENT A HERETO.

      Please sign the copy of this option and return it to the Company's Secretary, thereby indicating your understanding of and agreement with its terms and conditions, including Attachment A hereto.

                                       AGU ENTERTAINMENT CORP.


                                       By:
                                          -------------------------------------

      I hereby acknowledge receipt of a copy of the foregoing stock option and the 2004 Stock Option and Stock Incentive Plan and, having read them hereby signify my understanding of, and my agreement with, its terms and conditions including Attachment A hereto. I accept this option in full satisfaction of any previously written or verbal promises made to me by the Company with respect to option grants.


------------------------               -----------------------------------------
(Date)                                           (Signature)

                          ATTACHMENT A TO STOCK OPTION

                      Confidentiality and Non-Interference

      (a) You covenant and agree that, in consideration of the grant to you of this stock option, you will not, during your employment with the Company or at any time thereafter, except with the express prior written consent of the Company or pursuant to the lawful order of any judicial or administrative agency of government, directly or indirectly, disclose, communicate or divulge to any individual or entity, or use for the benefit of any individual or entity, any knowledge or information with respect to the conduct or details of the Company's business which you, acting reasonably, believe or should believe to be of a confidential nature and the disclosure of which not to be in the Company's interest.

      (b) You covenant and agree that, in consideration of the grant to you of this stock option, you will not, for a period of one year after your employment with the Company ceases for any reason whatsoever (whether voluntary or not), except with the express prior written consent of the Company, directly or indirectly, whether as employee, owner, partner, consultant, agent, director, officer, shareholder or in any other capacity, for your own account or for the benefit of any individual or entity, (i) solicit any customer of the Company for business which would result in such customer terminating their relationship with the Company; or (ii) solicit or induce any (A) individual which is an employee of the Company to leave the Company or (B) entity to otherwise terminate their relationship with the Company.

      (c) The parties agree that any breach by you of any of the covenants or agreements contained in this Attachment A will result in irreparable injury to the Company for which money damages could not adequately compensate the Company and therefore, in the event of any such breach, the Company shall be entitled (in addition to any other rights and remedies which it may have at law or in equity) to have an injunction issued by any competent court enjoining and restraining you and/or any other individual or entity involved therein from continuing such breach. The existence of any claim or cause of action which you may have against the Company or any other individual or entity shall not constitute a defense or bar to the enforcement of such covenants. If the Company is obliged to resort to the courts for the enforcement of any of the covenants or agreements contained in this Attachment A, or if such covenants or agreements are otherwise the subject of litigation between the parties, and the Company prevails in such enforcement or litigation, then the term of such covenants and agreements shall be extended for a period of time equal to the period of such breach, which extension shall commence on the later of (a) the date on which the original (unextended) term of such covenants and agreements is scheduled to terminate or (b) the date of the final court order (without further right of appeal) enforcing such covenant or agreement.

      (d) If any portion of the covenants or agreements contained in this Attachment A, or the application hereof, is construed to be invalid or unenforceable, the other portions of such covenant(s) or agreement(s) or the application thereof shall not be affected and shall be given full force and effect without regard to the invalid or enforceable portions to the fullest extent possible. If any covenant or agreement in this Attachment A is held unenforceable because of the area covered, the duration thereof, or the scope thereof, then the court making such determination shall have the power to reduce the area and/or duration and/or limit the scope thereof, and the covenant or agreement shall then be enforceable in its reduced form.

      (e) For purposes of this Attachment A, the term "the Company" shall include the Company, any successor to the Company and all present and future direct and indirect subsidiaries and affiliates of the Company.

                                  APPENDIX III

                    NON-QUALIFIED STOCK OPTION FOR DIRECTORS
                            AND IMPORTANT CONSULTANTS

To:
   -----------------------------------------------------------------------------
                                      Name

Address:
        ------------------------------------------------------------------------

Date of Grant:
              ------------------------------------------------------------------

      You are hereby granted an option, effective as of the date hereof, to purchase __________ shares of common stock ("Common Stock") of AGU Entertainment Corp. (the "Company"), at a price of $_______ per share pursuant to the Company's 2004 Stock Option and Stock Incentive Plan (the "Plan").

      Your Option may first be exercised at any time on or after one year from the anniversary of the Date of Grant, for up to __% of the total number of shares subject to the Option. Each succeeding anniversary of the Date of Grant, your Option may be exercised for up to an additional __% of the total number of shares subject to the Option until the total number of shares subject to the Option are fully exercisable. Thus, this Option vests __% on each yearly anniversary of the Date of Grant and is fully exercisable on or after __ years from the Date of Grant. This Option shall terminate and is not exercisable after 10 years from the Date of Grant (the "Scheduled Termination Date"). This Option shall be adjusted for any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend or distribution, supplemental offering of shares, stock split, combination of shares, recapitalization, merger, consolidation, exchange of shares, reorganization, conversion or what the Committee deems in its sole discretion to be similar circumstances. No fractional shares shall be issued or delivered.

      In the event of a "Change of Control" (as defined below) of the Company, your option may, from and after the date of the Change of Control, and notwithstanding the immediately preceding paragraph, be exercised for up to 100% of the total number of shares then subject to the option minus the number of shares previously purchased upon exercise of the option (as adjusted for stock dividends, stock splits, combinations of shares and what the Committee deems in its sole discretion to be similar circumstances) and your vesting date may accelerate accordingly. A "Change of Control" shall be deemed to have occurred upon the happening of any of the following events:

1. A change within a twelve-month period in the holders of more than 50% of the outstanding voting stock of the Company; or

2. Any other event deemed to constitute a "Change of Control" by the Committee.


                                     III-1

      You may exercise your option by giving written notice to the Secretary of the Company on forms supplied by the Company at its then principal executive office, accompanied by payment of the option price for the total number of shares you specify that you wish to purchase. The payment may be in any of the following forms: (a) cash, which may be evidenced by a check and includes cash received from a stock brokerage firm in a so-called "cashless exercise"; (b) unless prohibited by the Committee, certificates representing shares of Common Stock, which will be valued by the Secretary of the Company at the fair market value per share of Common Stock (as determined in accordance with the Plan) on the date of delivery of such certificates to the Company, accompanied by an assignment of the stock to the Company; or (c) unless prohibited by the Committee, any combination of cash and Common Stock valued as provided in clause
(b). The use of the so-called "attestation procedure" to exercise a stock option may be permitted by the Committee. Any assignment of stock shall be in a form and substance satisfactory to the Secretary of the Company, including guarantees of signature(s) and payment of all transfer taxes if the Secretary deems such guarantees necessary or desirable.

      Your option will, to the extent not previously exercised by you, terminate three months after the date on which you cease for any reason to be a director of, or consultant to, the Company or a subsidiary corporation (whether by death, disability, resignation, removal, failure to be reappointed, reelected or otherwise, or the expiration of any consulting arrangement, and regardless of whether the failure to continue as a director or consultant was for cause or without cause or otherwise), but in no event later than ten years from the date this option is granted. After the date you cease to be a director or consultant, you may exercise this option only for the number of shares which you had a right to purchase and did not purchase on the date you ceased to be a director or consultant. If you are a director of a subsidiary corporation, your directorship shall be deemed to have terminated on the date such company ceases to be a subsidiary corporation, unless you are also a director of the Company or another subsidiary corporation, or on that date became a director of the Company or another subsidiary corporation. Your directorship or consultancy shall not be deemed to have terminated if you cease being a director of, or consultant to, the Company or a subsidiary corporation but are or concurrently therewith become
(a) a director of, or consultant to, the Company or another subsidiary corporation or (b) an employee of the Company or a subsidiary corporation.

      In the event of any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Committee deems in its sole discretion to be similar circumstances, the number and kind of shares subject to this option and the option price of such shares shall be appropriately adjusted in a manner to be determined in the sole discretion of the Committee.

      NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS OPTION, IN THE EVENT OF A SALE OR A PROPOSED SALE OF THE MAJORITY OF THE STOCK OR ASSETS OF THE COMPANY OR A PROPOSED CHANGE OF CONTROL, THE COMMITTEE SHALL HAVE THE RIGHT TO TERMINATE THIS OPTION UPON THIRTY (30) DAYS PRIOR WRITTEN NOTICE TO YOU, SUBJECT TO YOUR RIGHT TO EXERCISE SUCH OPTION TO THE EXTENT VESTED PRIOR TO SUCH TERMINATION.


                                     III-2

      Except for transfers to __________ under the terms set forth in the Plan, this option is not transferable otherwise than by will or the laws of descent and distribution, and is exercisable during your lifetime only by you, including, for this purpose, your legal guardian or custodian in the event of disability. Until the option price has been paid in full pursuant to due exercise of this option and the purchased shares are delivered to you, you do not have any rights as a shareholder of the Company. The Company reserves the right not to deliver to you the shares purchased by virtue of the exercise of this option during any period of time in which the Company deems, in its sole discretion, that such delivery would violate a federal, state, local or securities exchange rule, regulation or law.

      Notwithstanding anything to the contrary contained herein, this option is not exercisable until all the following events occur and during the following periods of time:

      (a) Until the Plan pursuant to which this option is granted is approved by the shareholders of the Company in the manner prescribed by the Code and the regulations thereunder;

      (b) Until this option and the optioned shares are approved and/or registered with such federal, state and local regulatory bodies or agencies and securities exchanges as the Company may deem necessary or desirable;

      (c) During any period of time in which the Company deems that the exercisability of this option, the offer to sell the shares optioned hereunder, or the sale thereof, may violate a federal, state, local or securities exchange rule, regulation or law, or may cause the Company to be legally obligated to issue or sell more shares than the Company is legally entitled to issue or sell; or

      (d) Until you have paid or made suitable arrangements to pay (which may include payment through the surrender of Common Stock, unless prohibited by the Committee) (i) all federal, state and local income tax withholding required to be withheld by the Company in connection with the option exercise and (ii) your portion of other federal, state and local payroll and other taxes due in connection with the option exercise.

      The following two paragraphs shall be applicable if, on the date of exercise of this option, the Common Stock to be purchased pursuant to such exercise has not been registered under the Securities Act of 1933, as amended, and under applicable state securities laws, and shall continue to be applicable for so long as such registration has not occurred:

      (a) The optionee hereby agrees, warrants and represents that he will acquire the Common Stock to be issued hereunder for his own account for investment purposes only, and not with a view to, or in connection with, any resale or other distribution of any of such shares, except as hereafter permitted. The optionee further agrees that he will not at any time make any offer, sale, transfer, pledge or other disposition of such Common Stock to be issued hereunder without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company to the effect that the proposed transaction will be exempt from such registration. The optionee shall execute such instruments, representations, acknowledgements and agreements as the Company may, in its sole discretion, deem advisable to avoid any violation of federal, state, local or securities exchange rule, regulation or law.


                                     III-3

      (b) The certificates for Common Stock to be issued to the optionee hereunder shall bear the following legend:

            "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or under applicable state securities laws. The shares have been acquired for investment and may not be offered, sold, transferred, pledged or otherwise disposed of without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company that the proposed transaction will be exempt from such registration."

      The foregoing legend shall be removed upon registration of the legended shares under the Securities Act of 1933, as amended, and under any applicable state laws or upon receipt of any opinion of counsel acceptable to the Company that said registration is no longer required.

      The sole purpose of the agreements, warranties, representations and legend set forth in the two immediately preceding paragraphs is to prevent violations of the Securities Act of 1933, as amended, and any applicable state securities laws.

      It is the intention of the Company and you that this option shall not be an "Incentive Stock Option" as that term is used in Section 422 of the Code and the regulations thereunder.

      Any dispute or disagreement between you and the Company with respect to any portion of this option or its validity, construction, meaning, performance or your rights hereunder shall be settled by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association or its successor, as amended from time to time. However, prior to submission to arbitration you will attempt to resolve any disputes or disagreements with the Company over this option amicably and informally, in good faith, for a period not to exceed two weeks. Thereafter, the dispute or disagreement will be submitted to arbitration. At any time prior to a decision from the arbitrator(s) being rendered, you and the Company may resolve the dispute by settlement. You and the Company shall equally share the costs charged by the American Arbitration Association or its successor, but you and the Company shall otherwise be solely responsible for your own respective counsel fees and expenses. The decision of the arbitrator(s) shall be made in writing, setting forth the award, the reasons for the decision and award and shall be binding and conclusive on you and the Company. Further, neither you nor the Company shall appeal any such award. Judgment of a court of competent jurisdiction may be entered upon the award and may be enforced as such in accordance with the provisions of the award.

      This option shall be subject to the terms of the Plan in effect on the date this option is granted, which terms are hereby incorporated herein by reference and made a part hereof. In the event of any conflict between the terms of this option and the terms of the Plan in effect on the date of this option, the terms of the Plan shall govern. This option constitutes the entire understanding between the Company and you with respect to the subject matter hereof and no amendment, supplement or waiver of this option, in whole or in part, shall be binding upon the Company unless in writing and signed by the President of the Company. This option and the performances of the parties hereunder shall be construed in accordance with and governed by the laws of the State of Delaware.


                                     III-4

      IN CONSIDERATION OF THE GRANT TO YOU OF THIS OPTION, YOU HEREBY AGREE TO THE CONFIDENTIALITY AND NON-INTERFERENCE PROVISIONS SET FORTH IN ATTACHMENT A HERETO.

      Please sign the copy of this option and return it to the Company's Secretary, thereby indicating your understanding of and agreement with its terms and conditions, including Attachment A hereto.

                                       AGU ENTERTAINMENT CORP.


                                       By:
                                          -------------------------------------

      I hereby acknowledge receipt of a copy of the foregoing stock option and the 2004 Stock Option and Stock Incentive Plan and, having read them hereby signify my understanding of, and my agreement with, its terms and conditions, including Attachment A hereto. I accept this option in full satisfaction of any previous written or verbal promises made to me by the Company with respect to option grants.


---------------------------                     --------------------------------
(Date)                                                    (Signature)


                                     III-5

                          ATTACHMENT A TO STOCK OPTION

                      Confidentiality and Non-Interference

      (a) You covenant and agree that, in consideration of the grant to you of this stock option, you will not, during your term as a director of, or a consultant to, the Company or at any time thereafter, except with the express prior written consent of the Company or pursuant to the lawful order of any judicial or administrative agency of government, directly or indirectly, disclose, communicate or divulge to any individual or entity, or use for the benefit of any individual or entity, any knowledge or information with respect to the conduct or details of the Company's business which you, acting reasonably, believe or should believe to be of a confidential nature and the disclosure of which not to be in the Company's interest.

      (b) You covenant and agree that, in consideration of the grant to you of this stock option, you will not, for a period of one year after your term as a director of, or a consultant to, the Company ceases for any reason whatsoever (whether voluntary or not), except with the express prior written consent of the Company, directly or indirectly, whether as employee, owner, partner, consultant, agent, director, officer, shareholder or in any other capacity, for your own account or for the benefit of any individual or entity, (i) solicit any customer of the Company for business which would result in such customer terminating their relationship with the Company; or (ii) solicit or induce any
(A) individual which is an employee of the Company to leave the Company or (B) entity to otherwise terminate their relationship with the Company.

      (c) The parties agree that any breach by you of any of the covenants or agreements contained in this Attachment A will result in irreparable injury to the Company for which money damages could not adequately compensate the Company and therefore, in the event of any such breach, the Company shall be entitled (in addition to any other rights and remedies which it may have at law or in equity) to have an injunction issued by any competent court enjoining and restraining you and/or any other individual or entity involved therein from continuing such breach. The existence of any claim or cause of action which you may have against the Company or any other individual or entity shall not constitute a defense or bar to the enforcement of such covenants. If the Company is obliged to resort to the courts for the enforcement of any of the covenants or agreements contained in this Attachment A, or if such covenants or agreements are otherwise the subject of litigation between the parties, and the Company prevails in such enforcement or litigation, then the term of such covenants and agreements shall be extended for a period of time equal to the period of such breach, which extension shall commence on the later of (a) the date on which the original (unextended) term of such covenants and agreements is scheduled to terminate or (b) the date of the final court order (without further right of appeal) enforcing such covenant or agreement.

      (d) If any portion of the covenants or agreements contained in this Attachment A, or the application hereof, is construed to be invalid or unenforceable, the other portions of such covenant(s) or agreement(s) or the application thereof shall not be affected and shall be given full force and effect without regard to the invalid or enforceable portions to the fullest extent possible. If any covenant or agreement in this Attachment A is held unenforceable because of the area covered, the duration thereof, or the scope thereof, then the court making such determination shall have the power to reduce the area and/or duration and/or limit the scope thereof, and the covenant or agreement shall then be enforceable in its reduced form.


                                     III-6

      (e) For purposes of this Attachment A, the term "the Company" shall include the Company, any successor to the Company and all present and future direct and indirect subsidiaries and affiliates of the Company.


                                     III-7

                                   APPENDIX IV

                           RESTRICTED STOCK AGREEMENT

RS No.
       -----------

      An Award of Restricted Stock is hereby awarded on ___________, 20__ (the "Award Date") by AGU Entertainment Corp. (the "Company"), to ___________________ (the "Grantee"), in accordance with the following terms and conditions and the conditions contained in the Company's 2004 Stock Option and Stock Incentive Plan (the "Plan"):

1. Share Award. The Company hereby awards the Grantee ___________ shares (the "Shares") of common stock of the Company (the "Common Stock") pursuant to the Plan, as the same may from time to time be amended, and upon the terms and conditions and subject to the restrictions therein and hereinafter set forth. A copy of the Plan as currently in effect is incorporated herein by reference and is attached hereto.

2. Restrictions on Transfer and Restricted Period. During the period (the "Restricted Period") commencing on the Award Date and terminating on _________________, 20__, the Shares may not be sold, assigned, transferred, pledged, or otherwise encumbered by the Grantee, except as hereinafter provided.

Except as set forth below, the Shares will vest at a rate of ___% of the initial award per year of Continuous Service (as defined in the Plan) commencing on the Award Date pursuant to the following schedule:

                                             Amount of Initial
              Date of Vesting                   Award Vested
              ---------------                   ------------

              __________, 20__                      __%

      Subject to the restrictions set forth in the Plan, the Committee referred to in Section 4 of the Plan or its successor (the "Committee") shall have the authority, in its discretion, to accelerate the time at which any or all of the restrictions shall lapse with respect to any Shares thereto, or to remove any or all of such restriction, whenever the Committee may determine that such action is appropriate by reason of changes in applicable tax or other laws, or other changes in circumstances occurring after the commencement of the Restricted Period.

3. Termination of Service. Except as provided in Section 9 below, if the Grantee ceases to maintain "Continuous Service" (as defined in the Plan) for any reason other than death or disability, all Shares which at the time of such termination of Continuous Service are subject to the restrictions imposed by Section 2 above shall upon such termination of Continuous Service be forfeited to the Company. If the Grantee ceases to maintain "Continuous Service" (as defined in the Plan) by reason of death or disability, the Shares then still subject to restrictions imposed by Section 2 will be free of those restrictions and shall not be forfeited.

4. Certificates for the Shares. The Company shall issue a certificate (or certificates) in the name of the Grantee with respect to the Shares, and shall hold such certificate (or certificates) on deposit for the account of the Grantee until the expiration of the Restricted Period with respect to the Shares represented thereby. Such certificate (or certificates) shall bear the following restricted legend (the "Restricted Legend"):

            The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) contained in the 2004 Stock Option and Stock Incentive Plan of AGU Entertainment Corp. Copies of such Plan are on file in the office of the Secretary of AGU Entertainment Corp., 11077 Biscayne Boulevard, Suite 100, Miami, Florida 33161.

      The Grantee further agrees that simultaneously with the execution of the Agreement, the Grantee shall execute stock powers in favor of the Company with respect to the Shares and that the Grantee shall promptly deliver such stock powers to the Company.

      The following two paragraphs shall be applicable if, on the Award Date, the Common Stock subject to such Award has not been registered under the Securities Act of 1933, as amended, and under applicable state securities laws, and shall continue to be applicable for so long as such registration has not occurred:

      The Grantee hereby agrees, warrants and represents that Grantee is acquiring the Common Stock to be issued pursuant to this Agreement for Grantee's own account for investment purposes only, and not with a view to, or in connection with, any resale or other distribution of any of such shares, except as hereafter permitted. The Grantee further agrees that Grantee will not at any time make any offer, sale, transfer, pledge or other disposition of such Common Stock to be issued hereunder without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company to the effect that the proposed transaction will be exempt from such registration. The Grantee shall execute such instruments, representations, acknowledgments and agreements as the Company may, in its sole discretion, deem advisable to avoid any violation of federal, state, local or securities exchange rule, regulation or law.

      The certificates for Common Stock to be issued pursuant to this Agreement shall bear the following securities legend (the "Securities Legend"):

      The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or under applicable state securities laws. The shares have been acquired for investment and may not be offered, sold, transferred, pledged or otherwise disposed of without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company that the proposed transaction will be exempt from such registration.

The Securities Legend shall be removed upon registration of the legended shares under the Securities Act of 1933, as amended, and under any applicable state laws or upon receipt of any opinion of counsel acceptable to the Company that said registration is no longer required.

      The sole purpose of the agreements, warranties, representations and legend set forth in the two immediately preceding paragraphs is to prevent violations of the Securities Act of 1933, as amended, and any applicable state securities laws.

5. Grantee's Rights. Except as otherwise provided herein, the Grantee, as owner of the Shares, shall have all rights of a shareholder. During any Restricted Period, the Grantee shall be entitled to vote such Shares as to which the Restricted Period has not yet lapsed or expired (the "Restricted Shares") in Grantee's sole discretion, at any annual and special meetings of the shareholders of the Company and at any continuations and adjournments of such meetings, upon any matters coming before such meetings or adjournments.

6. Cash Dividends. Cash dividends, if any, paid on the Restricted Shares shall be held by the Company for the account of the Grantee and paid to the Grantee upon the expiration of the Restricted Period or upon the death or disability of the Grantee. All such withheld dividends shall earn interest at an annual rate determined by the Committee.

7. Expiration of Restricted Period. Upon the lapse or expiration of the Restricted Period with respect to any portion of the Shares, the Company shall deliver to the Grantee (or in the case of a deceased Grantee, to Grantee's legal representative) the certificate in respect of such Shares and the related stock powers held by the Company pursuant to Section 4 above. The Shares as to which the Restricted Period shall have lapsed or expired shall be free of the restrictions referred to in Section 2 above and such certificate shall not bear the Restricted Legend provided for in Section 4 above. Notwithstanding the foregoing, the Securities Legend described in Section 4 shall continue to be included on the certificates as long as registration has not occurred.

8. Adjustments for Changes in Capitalization of the Company. In the event of any change in the outstanding shares of Common Stock by reason of any reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation, or any change in the corporate structure of the Company or in the shares of Common Stock, the number and class of Shares covered by this Agreement shall be appropriately adjusted by the Committee in the same manner as other outstanding shares are adjusted. Any shares of Common Stock or other securities received, as a result of the foregoing, by the Grantee with respect to Shares subject to the restrictions contained in Section 2 above also shall be subject to such restrictions and the certificate or other instruments representing or evidencing such shares or securities shall be legended and deposited with the Company in the manner provided in Section 4 above.

9. Change in Control. If the "Continuous Service" (as defined in the Plan) of the Grantee is involuntarily terminated for whatever reason, other than for cause (as defined by the Committee), at any time within 18 months of a "change in control" (as defined in the Plan), the Restricted Period with respect to all Shares shall lapse upon such termination and all Shares shall become fully vested in the Grantee.

10. Delivery and Registration of Shares of Common Stock. The Company's obligation to deliver Shares hereunder shall be conditioned upon the receipt of a representation as to the investment intention of the Grantee or any other person to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of the Securities Act of 1933, as amended, or any other Federal, state or local securities legislation or regulation. Any representation regarding investment intent shall become inoperative upon the registration of such shares or other action eliminating the necessity of such representation under such Securities Act or other securities regulation.

      The Company shall not be required to deliver any Shares under the Plan prior to the completion of such registration or other qualification of such Shares under any state or federal law, rule or regulation, as the Committee shall determine to be necessary or advisable.

11. Plan and Plan Interpretations as Controlling. The Shares hereby awarded and the terms and conditions herein set forth are subject in all respects to the terms and conditions of the Plan, which are controlling. All determinations and interpretations by the Committee shall be binding and conclusive upon the Grantee or Grantee's legal representatives with regard to any question arising hereunder or under the Plan.

12. Grantee Service. Nothing in this Agreement shall limit the right of the Company or any of its Affiliates to terminate the Grantee's service as an officer or employee, or otherwise impose upon the Company or any of its Affiliates any obligation to employ or accept the services of the Grantee.

13. Withholding and Social Security Taxes. Upon the termination of any Restricted Period with respect to any Shares (or any such earlier time, if any, that an election is made under Section 83(b) of the Code, or any successor provision thereto, to include the value of such Shares in taxable income), the Company shall have the right to withhold from the Grantee's compensation an amount sufficient to fulfill its or its Affiliate's obligations for any applicable withholding and employment taxes. Alternatively, the Company may require the Grantee to pay the Company the amount of any taxes which the Company is required to withhold with respect to the Shares, or, in lieu thereof, to retain or sell without notice a sufficient number of Shares to cover the amount required to be withheld. The Company shall withhold from any cash dividends paid on the Restricted Stock an amount sufficient to cover taxes owed as a result of the dividend payment. The Company's method of satisfying its withholding obligations shall be solely in the discretion of the Company, subject to applicable federal, state and local laws.

14. Tax Consequences. Grantee has reviewed with Grantee's own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. Grantee is relying solely on such advisors and not on any statements or representations of Company or any of its agents. Grantee understands that Grantee (and not Company) shall be responsible for Grantee's own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement. Grantee understands that
Section 83 of the Internal Revenue Code of 1986, as amended (the "Code"), taxes (as ordinary income) the fair market value of the Shares as of the date any "restrictions" on the Shares lapse. To the extent that a grant hereunder is not otherwise an exempt transaction for purposes of Section 16(b) of the Securities and Exchange Act of 1934, as amended (the "1934 Act"), with respect to officers, directors and 10% shareholders, a "restriction" on the Shares includes for these purposes the period after the grant of the Shares during which such officers, directors and 10% shareholders could be subject to suit under Section 16(b) of the 1934 Act. Alternatively, Grantee understands that Grantee may elect to be taxed at the time the Shares are granted rather than when the restrictions on the Shares lapse, or the Section 16(b) period expires, by filing an election under Section 83(b) of the Code with the I.R.S. within 30 days from the date of grant.

      GRANTEE ACKNOWLEDGES THAT IT IS GRANTEE'S SOLE RESPONSIBILITY AND NOT THE COMPANY'S TO FILE TIMELY THE ELECTION AVAILABLE TO GRANTEE UNDER SECTION 83(B) OF THE CODE, EVEN IF GRANTEE REQUESTS THAT THE COMPANY OR ITS REPRESENTATIVES MAKE THIS FILING ON GRANTEE'S BEHALF.

15. Arbitration. Any dispute or disagreement between Grantee and the Company with respect to any portion of this Agreement or its validity, construction, meaning, performance or Grantee's rights hereunder shall be settled by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association ("AAA") or its successor, as amended from time to time by a sole arbitrator. However, prior to submission to arbitration Grantee agrees to attempt to resolve any disputes or disagreements with the Company over this Agreement amicably and informally, in good faith, for a period not to exceed 14 days. Thereafter, the dispute or disagreement will be submitted to arbitration. The arbitrator shall be independent and impartial, mutually acceptable to the parties and appointed by AAA. The arbitration shall be held in Philadelphia, Pennsylvania or such other location as the parties may agree. At any time prior to a decision from the sole arbitrator being rendered, Grantee and the Company may resolve the dispute by settlement. The Grantee and the Company shall equally share the arbitrator's fee and the costs charged by the AAA or its successor, but Grantee and the Company shall otherwise be solely responsible for their own respective counsel fees and expenses. The decision of the sole arbitrator shall be made in writing, setting forth the award, the reasons for the decision and award and shall be binding and conclusive on Grantee and the Company. Further, neither Grantee nor the Company shall appeal any such award. Judgment of a court of competent jurisdiction may be entered upon the Award and may be enforced as such in accordance with the provisions of the Award.

16. Amendment/Choice of Law. This Agreement constitutes the entire understanding between the Company and the Grantee with respect to the subject matter hereof and no amendment, supplement or waiver of this Agreement, in whole or in part, shall be binding upon the Company unless in writing and signed by the President of the Company. This Agreement and the performances of the parties hereunder shall be construed in accordance with and governed by the laws of the state of Florida.

17. Grantee Acceptance. The Grantee shall signify Grantee's acceptance of the terms and conditions of this Agreement by signing in the space provided below and signing the attached stock powers and returning a signed copy of this Agreement and the original attached stock powers to the Company. IF A FULLY EXECUTED COPY HEREOF AND THE ATTACHED STOCK POWERS HAVE NOT BEEN RECEIVED BY THE COMPANY, THE COMPANY HAS THE RIGHT TO REVOKE THIS AWARD, AND AVOID ALL OBLIGATIONS UNDER THIS AGREEMENT.

18. IN CONSIDERATION OF THE GRANT TO YOU OF THIS AWARD, YOU HEREBY AGREE TO THE CONFIDENTIALITY AND NON-INTERFERENCE PROVISIONS SET FORTH IN ATTACHMENT A HERETO.

      IN WITNESS WHEREOF, the parties hereto have caused this RESTRICTED STOCK AGREEMENT to be executed as of the date first above written.

                                       AGU ENTERTAINMENT CORP.


                                       By
                                         ---------------------------------------
                                         Name:
                                         Title:

                                        ACCEPTED:


                                         ---------------------------------------


                                         ---------------------------------------
                                         (Street Address)


                                         ---------------------------------------
                                         (City, State & Zip Code)

                                   STOCK POWER

      For value received, I hereby sell, assign, and transfer to AGU Entertainment Corp. (the "Company") ____________ shares of the common stock of the Company, standing in my name on the books and records of the aforesaid Company, represented by Certificate No. _____ and do hereby irrevocably constitute and appoint the Secretary of the Company attorney, with full power of substitution, to transfer this stock on the books and records of the aforesaid Company.

                                       ----------------------------------------

Dated:
      -----------------

In the presence of:

-----------------------------
                          Name:

                   ATTACHMENT A TO RESTRICTED STOCK AGREEMENT

                      Confidentiality and Non-Interference

      (a) You covenant and agree that, in consideration of the grant to you of this Award, you will not, during your employment with the Company or at any time thereafter, except with the express prior written consent of the Company or pursuant to the lawful order of any judicial or administrative agency of government, directly or indirectly, disclose, communicate or divulge to any individual or entity, or use for the benefit of any individual or entity, any knowledge or information with respect to the conduct or details of the Company's business which you, acting reasonably, believe or should believe to be of a confidential nature and the disclosure of which not to be in the Company's interest.

      (b) You covenant and agree that, in consideration of the grant to you of this Award, you will not, for a period of one year after your employment with the Company ceases for any reason whatsoever (whether voluntary or not), except with the express prior written consent of the Company, directly or indirectly, whether as employee, owner, partner, consultant, agent, director, officer, shareholder or in any other capacity, for your own account or for the benefit of any individual or entity, (i) solicit any customer of the Company for business which would result in such customer terminating their relationship with the Company; or (ii) solicit or induce any (A) individual which is an employee of the Company to leave the Company or (B) entity to otherwise terminate their relationship with the Company.

      (c) The parties agree that any breach by you of any of the covenants or agreements contained in this Attachment A will result in irreparable injury to the Company for which money damages could not adequately compensate the Company and therefore, in the event of any such breach, the Company shall be entitled (in addition to any other rights and remedies which it may have at law or in equity) to have an injunction issued by any competent court enjoining and restraining you and/or any other individual or entity involved therein from continuing such breach. The existence of any claim or cause of action which you may have against the Company or any other individual or entity shall not constitute a defense or bar to the enforcement of such covenants. If the Company is obliged to resort to the courts for the enforcement of any of the covenants or agreements contained in this Attachment A, or if such covenants or agreements are otherwise the subject of litigation between the parties, and the Company prevails in such enforcement or litigation, then the term of such covenants and agreements shall be extended for a period of time equal to the period of such breach, which extension shall commence on the later of (a) the date on which the original (unextended) term of such covenants and agreements is scheduled to terminate or (b) the date of the final court order (without further right of appeal) enforcing such covenant or agreement.

      (d) If any portion of the covenants or agreements contained in this Attachment A, or the application hereof, is construed to be invalid or unenforceable, the other portions of such covenant(s) or agreement(s) or the application thereof shall not be affected and shall be given full force and effect without regard to the invalid or enforceable portions to the fullest extent possible. If any covenant or agreement in this Attachment A is held unenforceable because of the area covered, the duration thereof, or the scope thereof, then the court making such determination shall have the power to reduce the area and/or duration and/or limit the scope thereof, and the covenant or agreement shall then be enforceable in its reduced form.

      (e) For purposes of this Attachment A, the term "the Company" shall include the Company, any successor to the Company and all present and future direct and indirect subsidiaries and affiliates of the Company.

                                                                      Appendix D

                          AGREEMENT AND PLAN OF MERGER

      This AGREEMENT AND PLAN OF MERGER (the "Agreement"), dated as of September 30, 2004, is entered into between AGU Entertainment Corp., a public company incorporated in the State of Colorado (the "Company"), and AGU Entertainment Corp., a Delaware corporation and a wholly owned subsidiary of the Company ("AGU Delaware").

                                    RECITALS

      WHEREAS, the board of directors of each of the Company and AGU Delaware deems it advisable, upon the terms and subject to the conditions herein stated, that the Company be merged with and into AGU Delaware, and that AGU Delaware be the surviving corporation (the "Reincorporation Merger"); and

      WHEREAS, the Company will submit this Agreement for approval by the holders of shares of Type A common stock, no par value per share, of the Company ("AGU Common Stock").

      NOW, THEREFORE, in consideration of the premises and of the agreements of the parties hereto contained herein, the parties hereto agrees as follows:

                                   ARTICLE I
                   THE REINCORPORATION MERGER; EFFECTIVE TIME

      1.1. The Reincorporation Merger. Upon the terms and subject to the conditions set forth in this Agreement, at the Effective Time (as defined in Section 1.2), the Company shall be merged with and into AGU Delaware whereupon the separate existence of the Company shall cease. AGU Delaware shall be the surviving corporation (sometimes hereinafter referred to as the "Surviving Corporation") in the Reincorporation Merger and shall continue to be governed by the laws of the State of Delaware. The Reincorporation Merger shall have the effects specified in the General Corporation Law of the State of Delaware, as amended (the "DGCL") and in the Colorado Business Corporation Act, as amended (the "CBCA"), and the Surviving Corporation shall succeed, without other transfer, to all of the assets and property (whether real, personal or mixed), rights, privileges, franchises, immunities and powers of the Company, and shall assume and be subject to all of the duties, liabilities, obligations and restrictions of every kind and description of the Company, including, without limitation, the obligations under the Company's 2004 Stock Option and Stock Incentive Plan, and all outstanding indebtedness of the Company.

      1.2. Effective Time. Provided that the condition set forth in Section 5.1 has been fulfilled or waived in accordance with this Agreement and that this Agreement has not been terminated or abandoned pursuant to Section 6.1, on the date of the closing of the Reincorporation Merger, the Company and AGU Delaware shall cause Articles of Merger to be executed and filed with the Secretary of State of Colorado (the "Colorado Articles of Merger") and a Certificate of Merger to be executed and filed with the Secretary of State of Delaware (the "Delaware Certificate of Merger"). The Reincorporation Merger shall become effective upon the date and time specified in the Colorado Articles of Merger and the Delaware Certificate of Merger (the "Effective Time").

                                   ARTICLE II
                 CHARTER AND BYLAWS OF THE SURVIVING CORPORATION

      2.1. The Certificate of Incorporation. The certificate of incorporation of AGU Delaware in effect at the Effective Time shall be the certificate of incorporation of the Surviving Corporation, until amended in accordance with the provisions provided therein or applicable law.

      2.2. The Bylaws. The bylaws of AGU Delaware in effect at the Effective Time shall be the bylaws of the Surviving Corporation, until amended in accordance with the provisions provided therein or applicable law.

                                  ARTICLE III
               OFFICERS AND DIRECTORS OF THE SURVIVING CORPORATION

      3.1. Officers. The officers of the Company at the Effective Time shall, from and after the Effective Time, be the officers of the Surviving Corporation, until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal.

      3.2. Directors. The directors and the members of the various committees of the board of directors of the Company at the Effective Time shall, from and after the Effective Time, be the directors and members of such committees of the Surviving Corporation, until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal; provided that, as set forth in the certificate of incorporation of AGU Delaware, such directors shall be designated as Class I, Class II or Class III directors, as determined by the board of directors of the Surviving Corporation.

                                   ARTICLE IV
                        EFFECT OF MERGER ON CAPITAL STOCK

      4.1 Effect of Merger on Capital Stock. At the Effective Time, as a result of the Reincorporation Merger and without any action on the part of the Company, AGU Delaware or the shareholders of the Company:

            (a) Each share of AGU Common Stock (other than shares ("Dissenting Shares") that are owned by shareholders ("Dissenting Shareholders") exercising dissenters' rights pursuant to Article 113 of the CBCA), issued and outstanding immediately prior to the Effective Time shall be converted (without the surrender of stock certificates or any other action) into one fully paid and non-assessable share of common stock, par value $0.0001, of AGU Delaware ("AGU Delaware Common Stock"), with the same rights, powers and privileges as the shares so converted and all shares of AGU Common Stock shall be cancelled and retired and shall cease to exist.

            (b) Each option, warrant, purchase right, unit or other security of the Company issued and outstanding immediately prior to the Effective Time, if any, shall be converted into and shall be an identical security of AGU Delaware. The same number of shares of AGU Delaware Common Stock shall be reserved for purposes of the exercise of such options, warrants, purchase rights, units or other securities as is equal to the number of shares of the AGU Common Stock so reserved as of the Effective Time.

            (c) Each share of AGU Delaware Common Stock owned by the Company shall no longer be outstanding and shall be cancelled and retired and shall cease to exist.

      4.2. Certificates. At and after the Effective Time, all of the outstanding certificates which immediately prior thereto represented shares of AGU Common Stock (other than Dissenting Shares), or options, warrants, purchase rights, units or other securities of the Company, if any, shall be deemed for all purposes to evidence ownership of and to represent the shares of the respective AGU Delaware Common Stock, or options, warrants, purchase rights, units or other securities of AGU Delaware, if any, as the case may be, into which the shares of AGU Common Stock, or options, warrants, purchase rights, units or other securities of the Company represented by such certificates have been converted as herein provided and shall be so registered on the books and records of the Surviving Corporation or its transfer agent. The registered owner of any such outstanding certificate shall, until such certificate shall have been surrendered for transfer or otherwise accounted for to the Surviving Corporation or its transfer agent, have and be entitled to exercise any voting and other rights with respect to, and to receive any dividends and other distributions upon, the shares of AGU Delaware Common Stock, or options, warrants, purchase rights, units or other securities of AGU Delaware, if any, as the case may be, evidenced by such outstanding certificate, as above provided.

      4.3. Dissenters' Rights. No Dissenting Shareholder shall be entitled to shares of AGU Delaware Common Stock under this Article IV unless and until the holder thereof shall have failed to perfect or shall have effectively withdrawn or lost such holder's right to dissent from the Reincorporation Merger under the CBCA, and any Dissenting Shareholder shall be entitled to receive only the payment provided by Article 113 of the CBCA with respect to Dissenting Shares owned by such Dissenting Shareholder. If any person or entity who otherwise would be deemed a Dissenting Shareholder shall have failed to properly perfect or shall have effectively withdrawn or lost the right to dissent with respect to any shares which would be Dissenting Shares but for that failure to perfect or withdrawal or loss of the right to dissent, such Dissenting Shares shall thereupon be treated as though such Dissenting Shares had been converted into shares of AGU Delaware Common Stock pursuant to Section 4.1 hereof.

                                    ARTICLE V
                                    CONDITION

      5.1. Condition to Each Party's Obligation to Effect the Reincorporation Merger. The respective obligation of each party hereto to effect the Reincorporation Merger is subject to receipt prior to the Effective Time of the requisite approval of this Agreement and the transactions contemplated hereby by each of the holders of AGU Common Stock pursuant to the CBCA and the Articles of Incorporation of the Company.

                                   ARTICLE VI
                                   TERMINATION

      6.1. Termination. This Agreement may be terminated, and the Reincorporation Merger may be abandoned, at any time prior to the Effective Time, whether before or after approval of this Agreement by the shareholders of the Company, if the board of directors of the Company determines for any reason, in its sole judgment and discretion, that the consummation of the Reincorporation Merger would be inadvisable or not in the best interests of the Company and its shareholders. In the event of the termination and abandonment of this Agreement, this Agreement shall become null and void and have no effect, without any liability on the part of either the Company or AGU Delaware, or any of their respective shareholders, directors or officers.

                                  ARTICLE VII
                            MISCELLANEOUS AND GENERAL

      7.1. Modification or Amendment. Subject to the provisions of applicable law, at any time prior to the Effective Time, the parties hereto may modify or amend this Agreement; provided, however, that an amendment made subsequent to the approval of this Agreement by the holders of AGU Common Stock shall not (i) alter or change the amount or kind of shares and/or rights to be received in exchange for or on conversion of all or any of the shares or any class or series thereof of such corporation, (ii) alter or change any provision of the certificate of incorporation of the Surviving Corporation to be effected by the Reincorporation Merger, or (iii) alter or change any of the terms or conditions of this Agreement it such alteration or change would adversely affect the holders of any class or series of capital stock of any of the parties hereto.

      7.2. Counterparts. This Agreement may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement.

      7.3. GOVERNING LAW. THIS AGREEMENT SHALL BE DEEMED TO BE MADE IN AND IN ALL RESPECTS SHALL BE INTERPRETED, CONSTRUED AND GOVERNED BY AND IN ACCORDANCE WITH THE LAW OF THE STATE OF DELAWARE WITHOUT REGARD TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

      7.4. Entire Agreement. This Agreement constitutes the entire agreement and supercedes all other prior agreements, understandings, representations and warranties both written and oral, among the parties, with respect to the subject matter hereof.

      7.5. No Third Party Beneficiaries. This Agreement is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

      7.6. Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any person or any circumstance, is determined by any court or other authority of competent jurisdiction to be invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

      7.7. Headings. The headings therein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof.

                            [SIGNATURE PAGE FOLLOWS]

      IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties hereto as of the date first written above.

                                       AGU ENTERTAINMENT CORP.,
                                       a Colorado corporation


                                       By:   /s/ David C. Levy
                                          -------------------------------------
                                          Name:  David C. Levy
                                          Title: President


                                       AGU ENTERTAINMENT CORP.,
                                       a Delaware corporation


                                       By:   /s/ David C. Levy
                                          -------------------------------------
                                          Name:  David C. Levy
                                          Title: President

                                                                      Appendix E

                          CERTIFICATE OF INCORPORATION

                                       OF

                             AGU ENTERTAINMENT CORP.

      I, the undersigned, for the purposes of incorporating and organizing a corporation under the General Corporation Law of the State of Delaware (the "DGCL"), do execute this Certificate of Incorporation and do hereby certify as follows:

      FIRST: Name. The name of the Corporation is:

                             AGU ENTERTAINMENT CORP.

      SECOND: Registered Office and Agent. The address of the Corporation's registered office in the State of Delaware is 15 E. North Street, Dover, Delaware 19904, County of Kent. The name of its registered agent at such address is Incorporating Services, Ltd.

      THIRD: Purpose. The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the laws of the DGCL.

      FOURTH: Authorized Capital Stock. The total number of shares of capital stock which the Corporation shall have authority to issue is one hundred ten million (110,000,000) shares, of which one hundred million (100,000,000) shares shall be Common Stock, par value $0.0001 per share ("Common Stock"), and ten million (10,000,000) shares shall be Preferred Stock, par value $0.0001 per share ("Preferred Stock").

      (a) Common Stock. Each holder of record of Common Stock shall have the right to one vote for each share of Common Stock registered in their name on the books of the Corporation on all matters submitted to a vote of stockholders except as the right to exercise such vote may be limited by the provisions of this Certificate of Incorporation or of any class or series of Preferred Stock established hereunder. The holders of Common Stock shall be entitled to such dividends as may be declared by the Board of Directors from time to time, provided that required dividends, if any, on the Preferred Stock have been paid or provided for. In the event of the liquidation, dissolution, or winding up, whether voluntary or involuntary of the Corporation, the assets and funds of the Corporation available for distribution to stockholders, and remaining after the payment to holders of Preferred Stock of the amounts (if any) to which they are entitled, shall be divided and paid to the holders of the Common Stock according to their respective shares.

      (b) Preferred Stock. The Preferred Stock may be issued from time to time in one or more series. The Board of Directors of the Corporation is hereby expressly authorized to provide, by resolution or resolutions duly adopted by it prior to issuance, for the creation of each such series and to fix the designation and the powers, preferences, rights, qualifications, limitations and restrictions relating to the shares of each such series. The authority of the Board of Directors with respect to each series of Preferred Stock shall include, but not be limited to, determining the following:

            1. the designation of such series, the number of shares to constitute such series and the stated value if different from the par value thereof;

            2. whether the shares of such series shall have voting rights, in addition to any voting rights provided by law, and, if so, the terms of such voting rights, which may be general or limited;

            3. the dividends, if any, payable on such series, whether any such dividends shall be cumulative, and, if so, from what dates, the conditions and dates upon which such dividends shall be payable, and the preference or relation which such dividends shall bear to the dividends payable on any shares of stock of any other class or any other series of Preferred Stock;

            4. whether the shares of such series shall be subject to redemption by the Corporation, and, if so, the times, prices and other conditions of such redemption;

            5. the amount or amounts payable upon shares of such series upon, and the rights of the holders of such series in, the voluntary or involuntary liquidation, dissolution or winding up, or upon any distribution of the assets, of the Corporation;

            6. whether the shares of such series shall be subject to the operation of a retirement or sinking fund and, if so, the extent to and manner in which any such retirement or sinking fund shall be applied to the purchase or redemption of the shares of such series for retirement or other corporate purposes and the terms and provisions relating to the operation thereof;

            7. whether the shares of such series shall be convertible into, or exchangeable for, shares of stock of any other class or any other series of Preferred Stock or any other securities and, if so, the price or prices or the rate or rates of conversion or exchange and the method, if any, of adjusting the same, and any other terms and conditions of conversion or exchange;

            8. the limitations and restrictions, if any, to be effective while any shares of such series are outstanding upon the payment of dividends or the making of other distributions on, and upon the purchase, redemption or other acquisition by the Corporation of, the Common Stock or shares of stock of any other class or any other series of Preferred Stock;

            9. the conditions or restrictions, if any, upon the creation of indebtedness of the Corporation or upon the issue of any additional stock, including additional shares of such series or of any other series of Preferred Stock or of any other class; and

            10. any other powers, preferences and relative, participating, optional and other special rights, and any qualifications, limitations and restrictions, thereof.

The powers, preferences and relative, participating, optional and other special rights of each series of Preferred Stock, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding. All shares of any one series of Preferred Stock shall be identical in all respects with all other shares of such series, except that shares of any one series issued at different times may differ as to the dates from which dividends thereof shall be cumulative.

      FIFTH: Directors.

      (a) The number of directors comprising the Board of Directors shall be not less than one nor more than 15 as may be determined from time to time by resolution adopted by the Board of Directors of the Corporation.

      (b) The directors shall be elected by the holders of shares of capital stock of the Corporation entitled to vote on the election of directors, and directors shall be elected by a plurality vote.

      (c) Each director shall be elected to hold office for a three year term. Each director shall hold office until the next annual meeting of stockholders and until his or her successor is duly elected and qualified, subject however to prior death, resignation, retirement, disqualification or removal from office. Any vacancy occurring in the Board of Directors, including any vacancy created by reason of an increase in the number of directors, shall be filled for the unexpired term by the concurring vote of a majority of the directors then in office, whether or not a quorum, and any director so chosen shall hold office for the remainder of the full term of office until such director's successor shall have been duly elected and qualified. Upon the consummation of a merger with the Corporation's parent corporation, this section (c) will be of no longer force and effect.

      (d) Upon the consummation of a merger of the Corporation with the Corporation's parent corporation, the Board of Directors shall be divided into three classes, designated as Class I, Class II and Class III. The number of directors in each class shall be as nearly equal as possible. At each annual election, any vacancy in any class may be filled and the successors to the directors of the class whose terms shall expire in that year shall be elected to hold office for the term of three years, and the term of office of one class of directors shall expire in each year. In the event the number of directors is increased, election may be made to a class of directors with terms expiring in three years or less in order to maintain proportionate equality between the classes. The Class I directors shall serve until the first annual meeting of stockholders held after the Corporation has consummated the merger referred to above, the Class II directors until the second annual meeting of stockholders held after the Corporation has consummated the merger referred to above, and the Class III directors until the third annual meeting of stockholders held after the Corporation has consummated the merger referred to above and, in each case, until their successor(s) are duly elected and qualified. At each annual meeting of stockholders commencing with the first annual meeting to be held after the Corporation has consummated the merger referred to above each of the successors to the directors of the Class whose term shall have expired that year shall be elected for a three-year term. If the number of directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible, and any additional director of any class elected to fill a vacancy resulting from an increase in such class shall hold office for a term that shall coincide with the remaining term of that class, but in no case will a decrease in the number of directors shorten the term of any incumbent director. A director shall hold office until the annual meeting of stockholders for the year in which his or her term expires and until his or her successor shall be duly elected and qualified, subject, however to prior death, resignation, retirement, disqualification or removal from office.

Any vacancy occurring in the Board of Directors, including any vacancy created by reason of an increase in the number of directors, shall be filled for the unexpired term by the concurring vote of a majority of the directors then in office, whether or not a quorum, and any director so chosen shall hold office for the remainder of the full term of the class of directors in which the new directorship was created or the vacancy occurred and until such director's successor shall have been duly elected and qualified.

      (e) A director may be removed from office at any time only for cause by the affirmative vote of the holders of at least a majority of the voting power of all the then outstanding shares of capital stock of the Corporation entitled to vote at any annual or regular election of directors voting together as a single class. "Cause" shall mean willful and continuous failure of a director to substantially perform such director's duties to the Corporation or the willful engaging by a director in gross misconduct materially and demonstrably injurious to the Corporation.

      (f) Unless required by law or determined by the chairman of the meeting to be advisable, the vote by stockholders on any matter, including the election of directors, need not be by written ballot.

      SIXTH: Limitation of Liability. No director of the Corporation shall be personally liable to the Corporation or its stockholders for any monetary damages for breaches of fiduciary duty as a director, provided that this provision shall not eliminate or limit the liability of a director (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders;
(ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) under Section 174 of the DGCL; or (iv) for any transaction from which the director derived an improper personal benefit. No repeal or amendment of this Article shall adversely affect any rights of any person pursuant to this Article which existed at the time of such repeal or amendment with respect to acts or omissions occurring prior to such repeal or amendment.

      SEVENTH: Indemnification.

            (a) Mandatory Indemnification. The Corporation shall, to the fullest extent permitted by applicable law, indemnify its directors and officers who were or are a party or are threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (whether or not such action, suit or proceeding arises or arose by or in the right of the Corporation or other entity) by reason of the fact that such director or officer is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee, general partner, agent or fiduciary of another corporation, partnership, joint venture, trust or other enterprise (including service with respect to employee benefit plans), against expenses (including, but not limited to, attorneys fees and costs), judgments, fines (including excise taxes assessed on a person with respect to any employee benefit plan) and amounts paid in settlement actually and reasonably incurred by such director or officer in connection with such action, suit or proceeding, except as otherwise provided in Section (c) hereof. A director or officer of the Corporation entitled to indemnification under this Section (a) is hereafter called a "covered person."

            (b) Expenses. Expenses incurred by a covered person in defending a threatened, pending or completed civil or criminal action, suit or proceeding shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such person to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the Corporation, except as otherwise provided in Section (c).

            (c) Exceptions. No indemnification under Section (a) or advancement or reimbursement of expenses under Section (b) shall be provided to a covered person (i) with respect to expenses or the payment of profits arising from the purchase or sale of securities of the Corporation in violation of Section 16(b) of the Securities Exchange Act of 1934, as amended; (ii) if a final unappealable judgment or award establishes that such director or officer engaged in intentional misconduct or a transaction from which the member, director or officer derived an improper personal benefit; (iii) for expenses or liabilities of any type whatsoever (including, but not limited to, judgments, fines, and amounts paid in settlement) which have been paid directly to, or for the benefit of, such person by an insurance carrier under a policy of officers' and directors' liability insurance paid for or maintained by the Corporation or other person or entity; or (iv) for amounts paid in settlement of any threatened, pending or completed action, suit or proceeding without the written consent of the Corporation, which written consent shall not be unreasonably withheld. The Board of Directors of the Corporation is hereby authorized, at any time by resolution and without stockholder approval, to add to the above list of exceptions from the right of indemnification under Section (a) hereof or advancement or reimbursement of expenses under Section (b) hereof, but any such additional exception shall not apply with respect to any event, act or omission which has occurred prior to the date that the Board of Directors in fact adopts such resolution. Any such additional exception may, at any time after its adoption, be amended, supplemented, waived or terminated by further resolution of the Board of Directors of the Corporation.

            (d) Continuation of Rights. The indemnification and advancement or reimbursement of expenses provided by, or granted pursuant to, this Article shall continue as to a person who has ceased to be a director or officer of the Corporation, and shall inure to the benefit of the heirs, executors and administrators of such person.

            (e) General Provisions.

                  1. The term "to the fullest extent permitted by applicable law", as used in this Article, shall mean the maximum extent permitted by public policy, common law or statute. Any covered person may, to the fullest extent permitted by applicable law, elect to have the right to indemnification or to advancement or reimbursement of expenses, interpreted, at such covered person's option, (A) on the basis of the applicable law on the date this Article was approved by the stockholders, or (B) on the basis of the applicable law in effect at the time of the occurrence of the event, act or omission giving rise to the action, suit or proceeding, or (C) on the basis of the applicable law in effect at the time indemnification is sought.

                  2. The right of a covered person to be indemnified or to receive an advancement or reimbursement of expenses pursuant to this Article:
(A) may also be enforced as a contract right pursuant to which the person entitled thereto may bring suit as if the provisions hereof were set forth in a separate written contract between the Corporation and such person, (B) to the fullest extent permitted by applicable law, is intended to be retroactive and shall be available with respect to events, acts or omissions occurring prior to the adoption hereof, and (C) shall continue to exist after the rescission or restrictive modification (as determined by such covered person) of this Article with respect to events, acts or omissions occurring before such rescission or restrictive modification is adopted.

                  3. If a request for indemnification or for the advancement or reimbursement of expenses pursuant hereto is not paid in full by the Corporation within thirty days after a written claim has been received by the Corporation together with all supporting information reasonably requested by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim (plus interest at the prime rate announced from time to time by the Corporation's primary lender) and, if successful in whole or in part, the claimant shall be entitled also to be paid the expenses (including, but not limited to, attorney's fees and costs) of prosecuting such claim. Neither the failure of the Corporation (including its Board of Directors or independent legal counsel) to have made a determination prior to the commencement of such action that indemnification of or the advancement or reimbursement of expenses to the claimant is proper in the circumstances, nor an actual determination by the Corporation (including its Board of Directors or independent legal counsel) that the claimant is not entitled to indemnification or to the reimbursement or advancement of expenses, shall be a defense to the action or create a presumption that the claimant is not so entitled.

                  4. The indemnification and advancement or reimbursement of expenses provided by, or granted pursuant to, this Article shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement or reimbursement of expenses may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise.

                  5. Nothing contained in this Article shall be construed to limit the rights and powers the Corporation possesses under applicable provisions of the DGCL, or otherwise, including, but not limited to, the powers to purchase and maintain insurance, create funds to secure or insure its indemnification obligations, and any other rights or powers the Corporation may otherwise have under applicable law.

                  6. The provisions of this Article may, at any time (and whether before or after there is any basis for a claim for indemnification or for the advancement or reimbursement of expenses pursuant hereto), be amended, supplemented, waived or terminated, in whole or in part, with respect to any covered person covered by a written agreement signed by the Corporation and such person.

                  7. The Corporation shall have the right to appoint the attorney for a covered person, provided such appointment is not unreasonable under the circumstances.

            (f) Optional Indemnification. The Corporation may, to the fullest extent permitted by applicable law, indemnify, and advance or reimburse expenses for, persons in all situations other than that covered by this Article subject to the unanimous consent of the Board of Directors.

      EIGHTH: Amendments to Certification of Incorporation. The Corporation reserves the right to increase or decrease its authorized capital stock, or any class or series thereof, and to reclassify the same, and to amend, alter, change or repeal any provision contained in the Certificate of Incorporation under which the Corporation is organized or in any amendment thereto, in the manner now or hereafter prescribed by law, and all rights conferred upon stockholders in said Certificate of Incorporation or any amendment thereto are granted subject to the aforementioned reservation.

      NINTH: Amendments to By-laws. The Board of Directors shall have the power at any time, and from time to time, to adopt, amend and repeal any and all By-laws of the Corporation. Any amendment to, or repeal of, any provision of the Bylaws of the Corporation which has not previously received the approval of the Board of Directors shall require for adoption the affirmative vote of the holders of at least a majority of the voting power of all the then outstanding shares of capital stock of the Corporation entitled to vote at any duly convened annual or special meeting of the stockholders, voting together in as a single class, in addition to any other approval which is required by law, the Certificate of Incorporation of the Corporation, the Bylaws of the Corporation, or otherwise.

      TENTH: Incorporator. The name and mailing address of the incorporator is Michael Jay Solomon, c/o AGU Entertainment Corporation, 11077 Biscayne Boulevard, Suite 100, Miami, Florida 33161.

      ELEVENTH: Section 203. The Corporation expressly elects not to be governed by Section 203 of the DGCL.


Dated: August 18, 2004

                                       AGU ENTERTAINMENT CORP.


                                       By:/s/ Michael Jay Solomon
                                          --------------------------------------
                                          Name:  Michael Jay Solomon
                                          Title:    Incorporator

                                                                      Appendix F

                             AGU ENTERTAINMENT CORP.

                                     BYLAWS

                      These Bylaws are supplemental to the
                     Delaware General Corporation Law as the
                   same shall from time to time be in effect.

ARTICLE I STOCKHOLDERS.

      Section 1.01 Place of Stockholders' Meetings. All meetings of the stockholders shall be held at such place or places, inside or outside the State of Delaware, as determined by the Board of Directors from time to time.

      Section 1.02 Annual Stockholders' Meeting. The annual meeting of the stockholders for the election of directors and the transaction of such other business as may properly come before such meeting shall be held at such time and place as determined by the Board of Directors. Any business which is a proper subject for stockholder action may be transacted at the annual meeting, irrespective of whether the notice of said meeting contains any reference thereto, except as otherwise provided by applicable law.

      Section 1.03 Special Meetings of Stockholders. Special meetings of the stockholders may be called at any time only by the Board of Directors, the Chairman of the Board of Directors or the President and shall be called by the Chairman of the Board of Directors, the President or the Secretary upon the written request of stockholders holding of record at least 50% of the outstanding shares of the Corporation entitled to vote at such meeting.

      Section 1.04 Conduct of Stockholders' Meetings. The Chairman of the Board shall preside at all stockholders' meetings. In the absence of the Chairman of the Board, the Chief Executive Officer shall preside or, in his or her absence, any officer designated by the Board of Directors shall preside. The officer presiding over the stockholders' meeting may establish such rules and regulations for the conduct of the meeting as he or she may deem to be reasonably necessary or desirable for the orderly and expeditious conduct of the meeting. Unless the officer presiding over the stockholders' meeting otherwise requires, stockholders need not vote by ballot on any questions.

ARTICLE II DIRECTORS.

      Section 2.01 Management by Board of Directors. The business and affairs of the Corporation shall be managed by its Board of Directors. The Board of Directors may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute, regulation, the Certificate of Incorporation or these Bylaws directed or required to be exercised or done by the stockholders.

      Section 2.02 Nomination for Directors and Submission of Proposals.

            (a) Nominations for directors to be elected, or proposals to be considered, at a meeting of stockholders may be made only by (i) the Board of Directors (or any committee thereof), or (ii) a stockholder of the Corporation entitled to vote for the election of directors at the meeting who complies with the procedure set forth in Section 2.02(b) of these Bylaws. Nominations and proposals by the Board of Directors shall be made pursuant to such procedures as they may determine. Business may be conducted at a meeting of the stockholders of the Corporation only if such business (i) was specified in the notice of meeting (or any supplement thereto) given by the Board of Directors, (ii) is otherwise properly brought before the meeting by the Board of Directors, or
(iii) is otherwise properly brought before the meeting by a stockholder of the Corporation in accordance with the procedure set forth in Section 2.02(b) of these Bylaws. Notwithstanding the foregoing, at any time prior to the election of directors at a meeting of stockholders, the Board of Directors may designate a substitute nominee to replace any bona fide nominee who was nominated as set forth above and who, for any reason, becomes unavailable for election as a director.

            (b) Nominations by stockholders for directors to be elected, or proposals by stockholders to be considered, at a meeting of stockholders and which have not been previously approved by the Board of Directors must be submitted to the Chairperson of the Corporation's Nominating and Corporate Governance Committee in writing, either by personal delivery, nationally-recognized express mail or United States mail, postage prepaid, not later than (i) with respect to an election to be held, or a proposal to be considered, at an annual meeting of stockholders, the latest date upon which stockholder proposals must be submitted to the Corporation for inclusion in the Corporation's proxy statement relating to such meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, or any successor rule or regulation promulgated by the Securities and Exchange Commission or, if no such rules apply, at least ninety (90) days prior to the date one year from the date of the immediately preceding annual meeting of stockholders, and (ii) with respect to an election to be held, or a proposal to be considered, at a special meeting of stockholders, the earlier of (a) thirty (30) days prior to the printing of the Corporation's proxy materials or information statement with respect to such meeting or (b) if no proxy materials or information statement are being distributed to stockholders, at least the close of business on the fifth day following the date on which notice of such meeting is first given to stockholders. Each such nomination or proposal shall set forth: (i) the name and address of the stockholder making the nomination or proposal and the person or persons nominated, or the subject matter of the proposal submitted; (ii) a representation that the stockholder is a holder of record of capital stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to vote for the person or persons nominated, or the proposal submitted; (iii) a description of all arrangements and understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination was made, or the proposal was submitted, by the stockholder; (iv) such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had the nominee been nominated by the Board of Directors; and (v) the consent of each nominee to serve as a director of the Corporation if so elected. All late nominations and proposals shall be rejected. The officer presiding over the meeting, in his or her sole and absolute discretion, may reject any nomination or proposal not made in accordance with the foregoing.

      Section 2.03 Number, Qualifications and Tenure of Directors. The Board of Directors shall be comprised of not less than one nor more than 15 directors. The number of directors to be elected, subject to the foregoing limits, shall be determined by resolution of the Board of Directors of the Corporation.

      Section 2.04 Vacancies in the Board of Directors. Vacancies in the Board of Directors, including vacancies resulting from an increase in the number of directors, shall be filled by the affirmative vote of at least a majority of the remaining members of the Board, even though less than a quorum, and each person so elected shall hold office until his or her successor shall have been duly elected and qualified, except in the event of his or her earlier resignation, removal or disqualification.

      Section 2.05 Resignations of Directors. Any director may resign at any time. Such resignation shall be in writing, but the acceptance thereof shall not be necessary to make it effective.

      Section 2.06 Compensation of Directors. No director shall be entitled to any salary as such, but directors shall be entitled to such compensation for their services, in the form of cash or equity of the Corporation, or a combination thereof as may be approved by the Board of Directors from time to time, including, if so approved, a reasonable annual fee for acting as a director and for chairing a committee of the Board of Directors and a reasonable fee to be paid each director for his or her services in attending meetings of the Board of Directors or committees thereof.

      Section 2.07 Regular Meetings. Regular meetings of the Board of Directors shall be held on such day, at such hour, and at such place, consistent with applicable law, as the Board shall from time to time designate or as may be designated in any notice from the Secretary calling the meeting. The Board of Directors shall meet for reorganization at the first regular meeting following the annual meeting of stockholders at which the directors are elected. Notice need not be given of regular meetings of the Board of Directors which are held at the time and place designated by the Board of Directors. If a regular meeting is not to be held at the time and place designated by the Board of Directors, notice of such meeting, which need not specify the business to be transacted thereat and which may be either oral or written, shall be given by the Secretary to each member of the Board at least twenty-four (24) hours before the time of the meeting.

      Section 2.08 Special Meetings. Special meetings of the Board of Directors may be called by the Chairman of the Board and shall be called whenever a majority of the members of the Board of Directors so request in writing. A special meeting of the Board of Directors shall be deemed to be any meeting other than the regular meeting of the Board of Directors. Notice of the time and place of every special meeting, which need not specify the business to be transacted thereat and which may be either oral or written, shall be given by the Secretary to each member of the Board at least twenty-four (24) hours before the time of such meeting.

      Section 2.09 Reports and Records. The reports of officers and committees and the records of the proceedings of all committees shall be filed with the Secretary of the Corporation and presented to the Board of Directors, if practicable, at its next regular meeting. The Board of Directors shall keep complete records of its proceedings in a minute book kept for that purpose. When a director shall request it, the vote of each director upon a particular question shall be recorded in the minutes.

      Section 2.10 Committees. The following committees of the Board of Directors may be established by the Board of Directors in addition to any other committee the Board of Directors may in its discretion establish: (a) Executive Committee; (b) Audit Committee; (c) Compensation Committee; and (d) Nominating and Corporate Governance Committee.

      Section 2.11 Executive Committee. If established by the Board of Directors, the Executive Committee shall consist of at least two (2) directors. Meetings of the Executive Committee may be called at any time by the Chairman of the Executive Committee and shall be called whenever two (2) or more members of the Executive Committee so request in writing. The Executive Committee shall have and exercise the authority of the Board of Directors in the management of the business of the Corporation between the dates of regular meetings of the Board.

      Section 2.12 Audit Committee. If established by the Board of Directors, the Audit Committee shall consist of at least three (3) directors, one of whom shall be a financial expert to the extent required under the rules and regulations promulgated by the Securities and Exchange Commission or the listing standards of The Nasdaq Stock Market, Inc. or any quotation system or exchange on which the Corporation's securities are listed. Meetings of the Audit Committee may be called at any time by the Chairman of the Audit Committee and shall be called whenever two (2) or more members of the Audit Committee so request in writing. The Audit Committee shall have the authority, powers and responsibilities as the Board of Directors shall set forth in an Audit Committee Charter.

      Section 2.13 Compensation Committee. If established by the Board of Directors, the Compensation Committee shall consist of at least two (2) directors. Meetings of the Compensation Committee may be called at any time by the Chairman of the Compensation Committee and shall be called whenever two (2) or more members of the Compensation Committee so request in writing. The Compensation Committee shall determine the compensation of executive officers and shall have the authority, powers and responsibilities as the Board of Directors prescribes or sets forth in a Compensation Committee Charter.

      Section 2.14 Nominating and Corporate Governance Committee. If established by the Board of Directors, the Nominating and Corporate Governance Committee shall consist of at least three (3) directors. Meetings of the Nominating and Corporate Governance Committee may be called at any time by the Chairman of the Nominating and Corporate Governance Committee and shall be called whenever two
(2) or more members of the Nominating and Corporate Governance Committee so request in writing. The Nominating and Corporate Governance Committee shall have the authority, powers and responsibilities as the Board of Directors sets forth in a Nominating and Corporate Governance Committee Charter.

      Section 2.15 Appointment of Committee Members. The Board of Directors shall appoint or shall establish a method of appointing the members of the Executive Committee Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee and of any other committee established by the Board of Directors, and the Chairman of each such committee, to serve until the next annual meeting of stockholders.

      Section 2.16 Organization and Proceedings. Each committee of the Board of Directors shall effect its own organization by the appointment of a Secretary and such other officers, except the Chairman, as it may deem necessary. The Secretary of the Executive Committee shall be the Secretary of the Corporation, but the Secretary of the Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee and of any other committee need not be the Secretary of the Corporation. A record of the proceedings of all committees shall be kept by the Secretary of such committee and filed and presented as provided in Section 2.09 of these Bylaws.

      Section 2.17 Absent or Disqualified Committee Members. In the absence or disqualification of any member of any committee established by the Board of Directors, the members thereof who are present at any meeting of such committee and are not disqualified from voting, whether or not they constitute a quorum, may unanimously appoint another director to act at such meeting in the place of such absent or disqualified member.

      Section 2.18 Absentee Participation in Meetings. A director may participate in a meeting of the Board of Directors or a meeting of a committee established by the Board of Directors by use of a conference telephone or similar communications equipment, by means of which all persons participating in the meeting can hear each other.

ARTICLE III OFFICERS.

      Section 3.01 Officers. The officers of the Corporation shall be a Chairman of the Board, a Chief Executive Officer, a President, one or more Vice Presidents, a Secretary, a Treasurer, and such other officers and assistant officers as the Board of Directors may from time to time deem advisable. Except for the Chairman of the Board, Chief Executive Officer, President, Secretary and Treasurer, the Board may refrain from filling any of the said offices at any time and from time to time. The same individual may hold any two (2) or more offices. The following officers shall be elected by the Board of Directors at the time, in the manner and for such terms as the Board of Directors from time to time shall determine: Chairman of the Board, Chief Executive Officer, President, Secretary, and Treasurer. The Chairman of the Board may appoint such other officers and assistant officers as he may deem advisable provided such officers or assistant officers have a title no higher than Vice President, who shall hold office for such periods as the Chairman of the Board shall determine. Any officer may be removed at any time, with or without cause, and regardless of the term for which such officer was elected.

      Section 3.02 Chairman of the Board. The Chairman of the Board shall be a member of the Board of Directors and shall preside at the meetings of the Board and perform such other duties as may be prescribed by the Board of Directors.

      Section 3.03 Chief Executive Officer. The Chief Executive Officer shall have general supervision of all of the departments and business of the Corporation; he or she shall prescribe the duties of the other officers and employees and see to the proper performance thereof. The Chief Executive Officer shall be responsible for having all orders and resolutions of the Board of Directors carried into effect. The Chief Executive Officer shall execute on behalf of the Corporation and may affix or cause to be affixed a seal to all authorized documents and instruments requiring such execution, except to the extent that signing and execution thereof shall have been delegated to some other officer or agent of the Corporation by the Board of Directors or by the Chief Executive Officer. In the absence or disability of the Chairman of the Board or his or her refusal to act, the Chief Executive Officer shall preside at meetings of the Board. In general, the Chief Executive Officer shall perform all the duties and exercise all the powers and authorities incident to his or her office or as prescribed by the Board of Directors.

      Section 3.04 President. The President shall perform such duties as are incident to his or her office or prescribed by the Board of Directors or the Chief Executive Officer. In the event of the absence or disability of the Chief Executive Officer or his or her refusal to act, the President shall perform the duties and have the powers and authorities of the Chief Executive Officer. The President shall execute on behalf of the Corporation and may affix or cause to be affixed a seal to all authorized documents and instruments requiring such execution, except to the extent that signing and execution thereof shall have been delegated to some other officer or agent of the Corporation by the Board of Directors or the President.

      Section 3.05 Vice Presidents. The Vice Presidents shall perform such duties, do such acts and be subject to such supervision as may be prescribed by the Board of Directors, the Chief Executive Officer or the President. In the event of the absence or disability of the Chief Executive Officer and the President or their refusal to act, the Vice Presidents, in the order of their rank, and within the same rank in the order of their seniority, shall perform the duties and have the powers and authorities of the Chief Executive Officer and President, except to the extent inconsistent with applicable law.

      Section 3.06 Secretary. The Secretary shall act under the supervision of the Chief Executive Officer and President or such other officer as the Chief Executive Officer or President may designate. Unless a designation to the contrary is made at a meeting, the Secretary shall attend all meetings of the Board of Directors and all meetings of the stockholders and record all of the proceedings of such meetings in a book to be kept for that purpose, and shall perform like duties for the standing committees when required by these Bylaws or otherwise. The Secretary shall keep a seal of the Corporation, and, when authorized by the Board of Directors, Chief Executive Officer or the President, cause the seal to be affixed to any documents and instruments requiring it. The Secretary shall perform such other duties as may be prescribed by the Board of Directors, Chief Executive Officer, President or such other supervising officer as the Chief Executive Officer or President may designate.

      Section 3.07 Treasurer. The Treasurer shall act under the supervision of the Chief Executive Officer and President or such other officer as the Chief Executive Officer or President may designate. The Treasurer shall have custody of the Corporation's funds and such other duties as may be prescribed by the Board of Directors, Chief Executive Officer, President or such other supervising officer as the Chief Executive Officer or President may designate.

      Section 3.08 Assistant Officers. Unless otherwise provided by the Board of Directors, each assistant officer shall perform such duties as shall be prescribed by the Board of Directors, Chief Executive Officer, President or the officer to whom he or she is an assistant. In the event of the absence or disability of an officer or his or her refusal to act, his or her assistant officers shall, in the order of their rank, and within the same rank in the order of their seniority, have the powers and authorities of such officer.

      Section 3.09 Compensation. Unless otherwise provided by the Board of Directors or the Compensation Committee, the salaries and compensation of all officers and assistant officers, other than executive officers, shall be fixed by or in the manner designated by the Chief Executive Officer.

      Section 3.10 General Powers. The officers are authorized to do and perform such corporate acts as are necessary in the carrying on of the business of the Corporation, subject always to the directions of the Board of Directors.

ARTICLE IV SHARES OF CAPITAL STOCK.

      Section 4.01 Authority to Sign Share Certificate. Every share certificate of the Corporation shall be signed by the Chairman, Chief Executive Officer or the President and by the Secretary or one of the Assistant Secretaries. If the certificate is signed by a transfer agent or registrar, the signature of any officer of the Corporation on the certificate may be facsimile, engraved or printed.

      Section 4.02 Lost or Destroyed Certificates. Any person claiming a share certificate to be lost, destroyed or wrongfully taken shall receive a replacement certificate if such stockholder: (a) requests such replacement certificate before the Corporation has notice that the shares have been acquired by a bona fide purchaser; (b) files with the Corporation an indemnity bond deemed sufficient by the Board of Directors; and (c) satisfies any other reasonable requirements fixed by the Board of Directors.

ARTICLE V GENERAL.

      Section 5.01 Fiscal Year. The fiscal year of the Corporation shall be determined by the Board of Directors.

      Section 5.02 Record Date. The Board of Directors may fix any time prior to the date of any meeting of stockholders as a record date for the determination of stockholders entitled to notice of, or to vote at, the meeting, which time, except in the case of an adjourned meeting, shall be not more than sixty (60) nor less than ten (10) days prior to the date of the meeting of stockholders. In order that the Corporation may determine the stockholders eligible to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a date not more than sixty (60) days prior to such action as a record date.

      Section 5.03 Emergency Bylaws. In the event of any emergency resulting from an attack on the United States, a nuclear disaster or another catastrophe as a result of which a quorum cannot be readily assembled and during the continuance of such emergency, the following Bylaw provisions shall be in effect, notwithstanding any other provisions of these Bylaws.

            (a) A meeting of the Board of Directors or of any committee thereof may be called by any officer or director upon one hour's notice to all persons entitled to notice whom, in the sole judgment of the notifier, it is feasible to notify;

            (b) The director or directors in attendance at the meeting of the Board of Directors or of any committee thereof shall constitute a quorum; and

            (c) These Bylaws may be amended or repealed, in whole or in part, by a majority vote of the directors attending any meeting of the Board of Directors, provided such amendment or repeal shall only be effective for the duration of such emergency.

      Section 5.04 Severability. If any provision of these Bylaws is illegal or unenforceable as such, such illegality or unenforceability shall not affect any other provision of these Bylaws and such other provisions shall continue in full force and effect.

ARTICLE VI AMENDMENTS.

      Section 6.01 Amendment or Repeal by the Board of Directors. Except as provided by applicable law, these Bylaws may be amended or repealed, in whole or in part, by a majority vote of the Board of Directors.

      Section 6.02 Amendment or Repeal by Stockholders. These Bylaws may be amended or repealed, in whole or in part, by stockholders as provided in the Certificate of Incorporation.

      Section 6.03 Recording Amendments. The text of all amendments to these Bylaws shall be attached hereto, and a notation of the date of its adoption and a notation of whether it was adopted by the directors or the stockholders shall be made in Section 7.02 hereof.

ARTICLE VII ADOPTION OF BYLAWS AND RECORD OF AMENDMENTS THERETO.

      Section 7.01 Adoption and Effective Date. These Bylaws have been adopted and approved by the Board of Directors of the Corporation on August 24, 2004. These Bylaws shall be effective as of August 24, 2004.

Section 7.02 Amendments to Bylaws.

           Section Amended           Date Amended               Adopted By
           ---------------           ------------               ----------

                                                                      Appendix G

                        COLORADO BUSINESS CORPORATION ACT
                                   ARTICLE 113
                               DISSENTERS' RIGHTS

7-113-101. DEFINITIONS

For purposes of this article:

      (1) "Beneficial shareholder" means the beneficial owner of shares held in a voting trust or by a nominee as the record shareholder. (2) "Corporation" means the issuer of the shares held by a dissenter before the corporate action, or the surviving or acquiring domestic or foreign corporation, by merger or share exchange of that issuer.

      (3) "Dissenter" means a shareholder who is entitled to dissent from corporate action under section 7-113-102 and who exercises that right at the time and in the manner required by part 2 of this article.

      (4) "Fair value", with respect to a dissenter's shares, means the value of the shares immediately before the effective date of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action except to the extent that exclusion would be inequitable.

      (5) "Interest" means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans or, if none, at the legal rate as specified in section 5-12-101, C.R.S.

      (6) "Record shareholder" means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares that are registered in the name of a nominee to the extent such owner is recognized by the corporation as the shareholder as provided in section 7-107-204.

      (7) "Shareholder" means either a record shareholder or a beneficial shareholder.

7-113-102.  RIGHT TO DISSENT

      (1) A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of any of the following corporate actions:

            (a) Consummation of a plan of merger to which the corporation is a party if:

                  (I) Approval by the shareholders of that corporation is required for the merger by section 7-111-103 or 7-111-104 or by the articles of incorporation; or

                  (II) The corporation is a subsidiary that is merged with its parent corporation under section 7-111-104;

            (b) Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired;

            (c) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of the corporation for which a shareholder vote is required under section 7-112-102 (1); and

            (d) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of an entity controlled by the corporation if the shareholders of the corporation were entitled to vote upon the consent of the corporation to the disposition pursuant to section 7-112-102
(2).

      (1.3) A shareholder is not entitled to dissent and obtain payment, under subsection (1) of this section, of the fair value of the shares of any class or series of shares which either were listed on a national securities exchange registered under the federal "Securities Exchange Act of 1934", as amended, or on the national market system of the national association of securities dealers automated quotation system, or were held of record by more than two thousand shareholders, at the time of:

            (a) The record date fixed under section 7-107-107 to determine the shareholders entitled to receive notice of the shareholders' meeting at which the corporate action is submitted to a vote;

            (b) The record date fixed under section 7-107-104 to determine shareholders entitled to sign writings consenting to the corporate action; or

            (c) The effective date of the corporate action if the corporate action is authorized other than by a vote of shareholders.

      (1.8) The limitation set forth in subsection (1.3) of this section shall not apply if the shareholder will receive for the shareholder's shares, pursuant to the corporate action, anything except:

            (a) Shares of the corporation surviving the consummation of the plan of merger or share exchange;

            (b) Shares of any other corporation which at the effective date of the plan of merger or share exchange either will be listed on a national securities exchange registered under the federal "Securities Exchange Act of 1934", as amended, or on the national market system of the national association of securities dealers automated quotation system, or will be held of record by more than two thousand shareholders;

            (c) Cash in lieu of fractional shares; or

            (d) Any combination of the foregoing described shares or cash in lieu of fractional shares.

      (2) (Deleted by amendment, L. 96, p. 1321, ss. 30, effective June 1,
1996.)

      (2.5) A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of a reverse split that reduces the number of shares owned by the shareholder to a fraction of a share or to scrip if the fractional share or scrip so created is to be acquired for cash or the scrip is to be voided under section 7-106-104.

      (3) A shareholder is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of any corporate action to the extent provided by the bylaws or a resolution of the board of directors.

      (4) A shareholder entitled to dissent and obtain payment for the shareholder's shares under this article may not challenge the corporate action creating such entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

7-113-103. DISSENT BY NOMINEES AND BENEFICIAL OWNERS

      (1) A record shareholder may assert dissenters' rights as to fewer than all the shares registered in the record shareholder's name only if the record shareholder dissents with respect to all shares beneficially owned by any one person and causes the corporation to receive written notice which states such dissent and the name, address, and federal taxpayer identification number, if any, of each person on whose behalf the record shareholder asserts dissenters' rights. The rights of a record shareholder under this subsection (1) are determined as if the shares as to which the record shareholder dissents and the other shares of the record shareholder were registered in the names of different shareholders.

      (2) A beneficial shareholder may assert dissenters' rights as to the shares held on the beneficial shareholder's behalf only if:

            (a) The beneficial shareholder causes the corporation to receive the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights; and

            (b) The beneficial shareholder dissents with respect to all shares beneficially owned by the beneficial shareholder.

      (3) The corporation may require that, when a record shareholder dissents with respect to the shares held by any one or more beneficial shareholders, each such beneficial shareholder must certify to the corporation that the beneficial shareholder and the record shareholder or record shareholders of all shares owned beneficially by the beneficial shareholder have asserted, or will timely assert, dissenters' rights as to all such shares as to which there is no limitation on the ability to exercise dissenters' rights. Any such requirement shall be stated in the dissenters' notice given pursuant to section 7-113-203.

7-113-201. NOTICE OF DISSENTERS' RIGHTS

      (1) If a proposed corporate action creating dissenters' rights under section 7-113-102 is submitted to a vote at a shareholders' meeting, the notice of the meeting shall be given to all shareholders, whether or not entitled to vote. The notice shall state that shareholders are or may be entitled to assert dissenters' rights under this article and shall be accompanied by a copy of this article and the materials, if any, that, under articles 101 to 117 of this title, are required to be given to shareholders entitled to vote on the proposed action at the meeting. Failure to give notice as provided by this subsection (1) shall not affect any action taken at the shareholders' meeting for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the shareholder's shares under this article by reason of the shareholder's failure to comply with the provisions of section 7-113-202 (1).

      (2) If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized without a meeting of shareholders pursuant to section 7-107-104, any written or oral solicitation of a shareholder to execute a writing consenting to such action contemplated in section 7-107-104 shall be accompanied or preceded by a written notice stating that shareholders are or may be entitled to assert dissenters' rights under this article, by a copy of this article, and by the materials, if any, that, under articles 101 to 117 of this title, would have been required to be given to shareholders entitled to vote on the proposed action if the proposed action were submitted to a vote at a shareholders' meeting. Failure to give notice as provided by this subsection (2) shall not affect any action taken pursuant to section 7-107-104 for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the shareholder's shares under this article by reason of the shareholder's failure to comply with the provisions of section 7-113-202 (2).

7-113-202. NOTICE OF INTENT TO DEMAND PAYMENT

      (1) If a proposed corporate action creating dissenters' rights under section 7-113-102 is submitted to a vote at a shareholders' meeting and if notice of dissenters' rights has been given to such shareholder in connection with the action pursuant to section 7-113-201 (1), a shareholder who wishes to assert dissenters' rights shall:

            (a) Cause the corporation to receive, before the vote is taken, written notice of the shareholder's intention to demand payment for the shareholder's shares if the proposed corporate action is effectuated; and

            (b) Not vote the shares in favor of the proposed corporate action.

      (2) If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized without a meeting of shareholders pursuant to section 7-107-104 and if notice of dissenters' rights has been given to such shareholder in connection with the action pursuant to section 7-113-201 (2), a shareholder who wishes to assert dissenters' rights shall not execute a writing consenting to the proposed corporate action.

      (3) A shareholder who does not satisfy the requirements of subsection (1) or (2) of this section is not entitled to demand payment for the shareholder's shares under this article.

7-113-203. DISSENTERS' NOTICE

      (1) If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized, the corporation shall give a written dissenters' notice to all shareholders who are entitled to demand payment for their shares under this article.

      (2) The dissenters' notice required by subsection (1) of this section shall be given no later than ten days after the effective date of the corporate action creating dissenters' rights under section 7-113-102 and shall:

            (a) State that the corporate action was authorized and state the effective date or proposed effective date of the corporate action;

            (b) State an address at which the corporation will receive payment demands and the address of a place where certificates for certificated shares must be deposited;

            (c) Inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;

            (d) Supply a form for demanding payment, which form shall request a dissenter to state an address to which payment is to be made;

            (e) Set the date by which the corporation must receive the payment demand and certificates for certificated shares, which date shall not be less than thirty days after the date the notice required by subsection (1) of this section is given;

            (f) State the requirement contemplated in section 7-113-103 (3), if such requirement is imposed; and

            (g) Be accompanied by a copy of this article.

7-113-204. PROCEDURE TO DEMAND PAYMENT

      (1) A shareholder who is given a dissenters' notice pursuant to section 7-113-203 and who wishes to assert dissenters' rights shall, in accordance with the terms of the dissenters' notice:

            (a) Cause the corporation to receive a payment demand, which may be the payment demand form contemplated in section 7-113-203 (2) (d), duly completed, or may be stated in another writing; and

            (b) Deposit the shareholder's certificates for certificated shares.

      (2) A shareholder who demands payment in accordance with subsection (1) of this section retains all rights of a shareholder, except the right to transfer the shares, until the effective date of the proposed corporate action giving rise to the shareholder's exercise of dissenters' rights and has only the right to receive payment for the shares after the effective date of such corporate action.

      (3) Except as provided in section 7-113-207 or 7-113-209 (1) (b), the demand for payment and deposit of certificates are irrevocable.

      (4) A shareholder who does not demand payment and deposit the shareholder's share certificates as required by the date or dates set in the dissenters' notice is not entitled to payment for the shares under this article.

7-113-205. UNCERTIFICATED SHARES

      (1) Upon receipt of a demand for payment under section 7-113-204 from a shareholder holding uncertificated shares, and in lieu of the deposit of certificates representing the shares, the corporation may restrict the transfer thereof.

      (2) In all other respects, the provisions of section 7-113-204 shall be applicable to shareholders who own uncertificated shares.

7-113-206. PAYMENT

      (1) Except as provided in section 7-113-208, upon the effective date of the corporate action creating dissenters' rights under section 7-113-102 or upon receipt of a payment demand pursuant to section 7-113-204, whichever is later, the corporation shall pay each dissenter who complied with section 7-113-204, at the address stated in the payment demand, or if no such address is stated in the payment demand, at the address shown on the corporation's current record of shareholders for the record shareholder holding the dissenter's shares, the amount the corporation estimates to be the fair value of the dissenter's shares, plus accrued interest.

      (2) The payment made pursuant to subsection (1) of this section shall be accompanied by:

            (a) The corporation's balance sheet as of the end of its most recent fiscal year or, if that is not available, the corporation's balance sheet as of the end of a fiscal year ending not more than sixteen months before the date of payment, an income statement for that year, and, if the corporation customarily provides such statements to shareholders, a statement of changes in shareholders' equity for that year and a statement of cash flow for that year, which balance sheet and statements shall have been audited if the corporation customarily provides audited financial statements to shareholders, as well as the latest available financial statements, if any, for the interim or full-year period, which financial statements need not be audited;

            (b) A statement of the corporation's estimate of the fair value of the shares;

            (c) An explanation of how the interest was calculated;

            (d) A statement of the dissenter's right to demand payment under section 7-113-209; and

            (e) A copy of this article.

7-113-207. FAILURE TO TAKE ACTION

      (1) If the effective date of the corporate action creating dissenters' rights under section 7-113-102 does not occur within sixty days after the date set by the corporation by which the corporation must receive the payment demand as provided in section 7-113-203, the corporation shall return the deposited certificates and release the transfer restrictions imposed on uncertificated shares.

      (2) If the effective date of the corporate action creating dissenters' rights under section 7-113-102 occurs more than sixty days after the date set by the corporation by which the corporation must receive the payment demand as provided in section 7-113-203, then the corporation shall send a new dissenters' notice, as provided in section 7-113-203, and the provisions of sections 7-113-204 to 7-113-209 shall again be applicable.

7-113-208. SPECIAL PROVISIONS RELATING TO SHARES ACQUIRED AFTER ANNOUNCEMENT OF PROPOSED CORPORATE ACTION

      (1) The corporation may, in or with the dissenters' notice given pursuant to section 7-113-203, state the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action creating dissenters' rights under section 7-113-102 and state that the dissenter shall certify in writing, in or with the dissenter's payment demand under section 7-113-204, whether or not the dissenter (or the person on whose behalf dissenters' rights are asserted) acquired beneficial ownership of the shares before that date. With respect to any dissenter who does not so certify in writing, in or with the payment demand, that the dissenter or the person on whose behalf the dissenter asserts dissenters' rights acquired beneficial ownership of the shares before such date, the corporation may, in lieu of making the payment provided in section 7-113-206, offer to make such payment if the dissenter agrees to accept it in full satisfaction of the demand.

      (2) An offer to make payment under subsection (1) of this section shall include or be accompanied by the information required by section 7-113-206 (2).

7-113-209. PROCEDURE IF DISSENTER IS DISSATISFIED WITH PAYMENT OR OFFER

      (1) A dissenter may give notice to the corporation in writing of the dissenter's estimate of the fair value of the dissenter's shares and of the amount of interest due and may demand payment of such estimate, less any payment made under section 7-113-206, or reject the corporation's offer under section 7-113-208 and demand payment of the fair value of the shares and interest due, if:

            (a) The dissenter believes that the amount paid under section 7-113-206 or offered under section 7-113-208 is less than the fair value of the shares or that the interest due was incorrectly calculated;

            (b) The corporation fails to make payment under section 7-113-206 within sixty days after the date set by the corporation by which the corporation must receive the payment demand; or

            (c) The corporation does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares as required by section 7-113-207 (1).

      (2) A dissenter waives the right to demand payment under this section unless the dissenter causes the corporation to receive the notice required by subsection (1) of this section within thirty days after the corporation made or offered payment for the dissenter's shares.


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

7-113-301. COURT ACTION

      (1) If a demand for payment under section 7-113-209 remains unresolved, the corporation may, within sixty days after receiving the payment demand, commence a proceeding and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the sixty-day period, it shall pay to each dissenter whose demand remains unresolved the amount demanded.

      (2) The corporation shall commence the proceeding described in subsection
(1) of this section in the district court of the county in this state where the corporation's principal office is located or, if the corporation has no principal office in this state, in the district court of the county in which its registered office is located. If the corporation is a foreign corporation without a registered office, it shall commence the proceeding in the county where the registered office of the domestic corporation merged into, or whose shares were acquired by, the foreign corporation was located.

      Editor's note: This version of subsection (2) is effective until July 1, 2004.

      (2) The corporation shall commence the proceeding described in subsection
(1) of this section in the district court for the county in this state in which the street address of the corporation's principal office is located or, if the corporation has no principal office in this state, in the district court for the county in which the street address of its registered agent is located, or, if the corporation has no registered agent, in the district court for the city and county of Denver. If the corporation is a foreign corporation without a registered agent, it shall commence the proceeding in the county in which domestic corporation merged into, or whose shares were acquired by, the foreign corporation would have commenced the action if that corporation were subject to the first sentence of this subsection (2).

      Editor's note: This version of subsection (2) is effective July 1, 2004.

      (3) The corporation shall make all dissenters, whether or not residents of this state, whose demands remain unresolved parties to the proceeding commenced under subsection (2) of this section as in an action against their shares, and all parties shall be served with a copy of the petition. Service on each dissenter shall be by registered or certified mail, to the address stated in such dissenter's payment demand, or if no such address is stated in the payment demand, at the address shown on the corporation's current record of shareholders for the record shareholder holding the dissenter's shares, or as provided by law.

      (4) The jurisdiction of the court in which the proceeding is commenced under subsection (2) of this section is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in any amendment to such order. The parties to the proceeding are entitled to the same discovery rights as parties in other civil proceedings.

      (5) Each dissenter made a party to the proceeding commenced under subsection (2) of this section is entitled to judgment for the amount, if any, by which the court finds the fair value of the dissenter's shares, plus interest, exceeds the amount paid by the corporation, or for the fair value, plus interest, of the dissenter's shares for which the corporation elected to withhold payment under section 7-113-208.


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

7-113-302. COURT COSTS AND COUNSEL FEES

      (1) The court in an appraisal proceeding commenced under section 7-113-301 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation; except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under section 7-113-209.

      (2) The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

            (a) Against the corporation and in favor of any dissenters if the court finds the corporation did not substantially comply with the requirements of part 2 of this article; or

            Editor's note: This version of paragraph (a) is effective until July 1, 2004.

            (a) Against the corporation and in favor of any dissenters if the court finds the corporation did not substantially comply with part 2 of this article; or

            Editor's note: This version of paragraph (a) is effective July 1, 2004.

            (b) Against either the corporation or one or more dissenters, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this article.

      (3) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to said counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.


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